PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION, DATED MARCH 16, 2026
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_________________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material under §240.14a-12
Tradeweb Markets Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒No fee required
☐Fee paid previously with preliminary materials
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, please be advised that Tradeweb
Markets Inc. intends to release definitive copies of this Proxy Statement to stockholders beginning on or about March 26, 2026.
NOTICE OF
2026 ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

.
ABOUT TRADEWEB
We are a leader in building and operating
electronic marketplaces for our global network
of clients across the financial ecosystem. Our
network is comprised of more than 3,000
clients across the institutional, wholesale,
retail and corporates client sectors..
TRADEWEB BY THE NUMBERS
FY25 Revenues
$2.1B
(18.9% YoY)
FY25 Adjusted EBITDA margin*
54.0%
(+64 bps YoY)
FY25 Adjusted Net Income*
$825.3M
(+18.7% YoY)
FY25 Free Cash Flow*
$1.1B
(+31.6% YoY)
*    Adjusted EBITDA margin, adjusted net income and free cash flow are non-GAAP financial measures used to supplement information in our financial results. A reconciliation of these non-GAAP financial measures may be found in our Form 8-K and our Annual Report on Form 10-K for the year ended December 31, 2025, both filed with the U.S. Securities and Exchange Commission on February 5, 2026.

TO MY FELLOW SHAREHOLDERS,
You are cordially invited to attend the Annual Meeting of Stockholders of
Tradeweb Markets Inc., which will be held virtually at 9 a.m., Eastern Time, on Tuesday, May 19, 2026, at www.virtualshareholdermeeting.com/TW2026.
The accompanying Notice of the Annual Meeting of Stockholders and Proxy
Statement describes the formal business that we will transact at the virtual
Annual Meeting.
We are furnishing our proxy materials over the Internet in accordance with the rules of the U.S. Securities and Exchange Commission (“SEC”).
Accordingly, we are sending a Notice of Internet Availability of Proxy
Materials (the “Notice”), rather than a full paper set of the proxy materials, unless you previously requested to receive printed copies. The Notice contains details regarding the date, time and location of the meeting and the business to be conducted, as well as instructions on how to access our proxy materials on the Internet and for voting over the Internet.
Whether or not you plan to virtually attend the Annual Meeting, please vote your shares promptly by following the voting
instructions that you have received. Your vote is
important regardless of the number of shares
you own. Voting by proxy will not prevent you
from voting virtually at the Annual Meeting,
but will assure that your vote is counted
if you cannot virtually attend.
On behalf of the Board of Directors and
the employees of Tradeweb Markets Inc.,
we thank you for your continued support
and look forward to seeing you at the
virtual Annual Meeting.
Sincerely,
Billy Hult
Chief Executive Officer
March [●], 2026

2	TRADEWEB

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
NOTICE OF 2026 VIRTUAL ANNUAL
MEETING OF STOCKHOLDERS
To Our Stockholders:
We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Tradeweb Markets
Inc. (“Tradeweb” or the “Company”) that will be held virtually at 9 a.m., Eastern Time, on Tuesday, May 19, 2026, at
www.virtualshareholdermeeting.com/TW2026 for the following purposes:
1.To elect the three nominees for director named in the attached Proxy Statement as Class I directors, each to serve on the Board of Directors for a three-year term until the 2029 Annual Meeting of Stockholders and until their respective successors are elected and qualified (Proposal 1);
2.To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2);
3.To approve, on an advisory basis, the compensation of our named executive officers (Proposal 3);
4.To approve an amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to limit the liability of certain officers as permitted by Delaware law and make certain other clarifying changes (the “Exculpation Amendment”)
(Proposal 4);
5.To approve an amendment to the Certificate of Incorporation to add a federal forum selection provision for claims arising under the Securities Act of 1933, as amended (the “Federal Forum Selection Amendment”) (Proposal 5); and
6.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The Board of Directors unanimously recommends that you vote (i) “FOR ALL” of the director nominees named in the attached
Proxy Statement, (ii) “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm, (iii)
“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers, (iv) “FOR” the Exculpation
Amendment and (v) “FOR” the Federal Forum Selection Amendment.
The Board of Directors has fixed March 20, 2026 as the record date for determining stockholders entitled to receive notice of, and to vote at, the virtual Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. Holders of outstanding shares of Class A common stock, Class B common stock, Class C common stock and Class D common stock vote together as a single class on all matters on which stockholders are entitled to vote generally (except as may be required by law). Each share of Class A common stock and Class C common stock entitles its holder to one vote on all matters presented to the Company’s stockholders generally. Each share of Class B common stock and Class D common stock entitles its holder to 10 votes on all matters presented to the Company’s stockholders generally.
The Board of Directors has again determined to hold the Annual Meeting virtually. We believe that this is the right choice for the
Company as it provides expanded stockholder access regardless of the size of the Annual Meeting or resources available to stockholders, improves communication and allows participants to attend the Annual Meeting conveniently from any location at no additional cost. The Company has endeavored to provide stockholders attending the Annual Meeting with the same rights and opportunities to participate as they would at an in-person meeting.
You are cordially invited to virtually attend the Annual Meeting, conducted virtually via live audio webcast at
www.virtualshareholdermeeting.com/TW2026, to vote on the proposals described in this Proxy Statement, view the list of registered stockholders on the Annual Meeting website and submit questions during the meeting. Your vote is important. Regardless of whether or not you participate in the Annual Meeting, we hope that you vote as soon as possible. You may vote online or by phone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting online or by phone, written proxy or voting instruction card ensures your representation at the Annual
Meeting regardless of whether you attend online. For additional details, see “Voting and Attendance at the Annual Meeting” below. This
Proxy Statement provides detailed information about the Annual Meeting. We encourage you to read this Proxy Statement carefully and in its entirety.
By Order of the Board of Directors,
Douglas Friedman
Chief Legal Officer
New York, New York
March [●], 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2026
The Notice, the Proxy Statement and the Company’s 2025 Annual Report are available at www.proxyvote.com.

2026 PROXY SUMMARY	3

PROXY SUMMARY
This summary highlights information contained
elsewhere in this Proxy Statement. This summary
does not contain all the information you should
consider in voting your shares. Please read the
complete Proxy Statement and our Annual Report
to Stockholders for the fiscal year ended
December 31, 2025 carefully before voting.

4	TRADEWEB
PROXY SUMMARYTable of Contents
MEETING INFORMATION

Date:	Tuesday, May 19, 2026
Time:	9 a.m., Eastern Time
Virtual Meeting:	www.virtualshareholdermeeting.com/TW2026
Record Date:	March 20, 2026
HOW TO VOTE
Your vote is important. You may vote your shares in advance of the Annual Meeting via the Internet, by telephone or by mail or during the meeting by attending and voting electronically. If you vote via the Internet, by telephone or plan to vote electronically during the Annual Meeting, you do not need to mail in a proxy card.
INTERNET
To vote before the meeting, visit
www.proxyvote.com.
To vote at the meeting, visit
www.virtualshareholdermeeting.com/
TW2026. You will need the control
number printed on your notice, proxy
card or voting instruction form.
TELEPHONE
If you received a paper copy of the
proxy materials, dial toll-free
800-690-6903 or the telephone
number on your voting instruction
form. You will need the control number
printed on your notice, proxy card
or voting instruction form.
MAIL
If you received a paper copy
of the proxy materials, send
your completed and signed
proxy card or voting instruction
form using the enclosed
postage-paid envelope.
We first began sending our stockholders the Notice and made our proxy materials available on or about March [●], 2026.
PROPOSALS
Proposal 1
Election of
Directors
To elect the three director nominees named in this Proxy Statement as Class I directors of the Company, each to serve for a three-year term until the 2029 Annual Meeting and until their respective successors are elected and qualified.
✓ Our Board unanimously recommends that you vote “FOR ALL” of the director nominees.
Proposal 2
Auditor
Ratification
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
✓ Our Board unanimously recommends that you vote “FOR” ratification of the appointment of Deloitte &
Touche LLP as our independent registered public accounting firm for fiscal 2026.
Proposal 3
Advisory Vote
on Executive
Compensation
To approve, on an advisory basis, the compensation of our named executive officers.
✓ Our Board unanimously recommends that you vote, on an advisory basis, “FOR” the compensation of our named executive officers as set forth in this Proxy Statement.
Proposal 4
Exculpation
Amendment
To approve an amendment to the Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law and make certain other clarifying changes (the “Exculpation Amendment”).
✓ Our Board unanimously recommends that you vote “FOR” the Exculpation Amendment.
Proposal 5
Federal Forum
Selection
Amendment
To approve an amendment to the Certificate of Incorporation to add a federal forum selection provision for
Securities Act claims (the “Federal Forum Selection Amendment”).
✓ Our Board unanimously recommends that you vote “FOR” the Federal Forum Selection Amendment.

2026 PROXY SUMMARY	5
PROXY SUMMARYTable of Contents
OUR BOARD OF DIRECTORS

				Committee Membership
Name	Director Since	Principal Occupation	Independent	Audit and Risk Committee	Compensation Committee	Nominating and Corporate Governance Committee	Other Current Public Company Boards

Jacques Aigrain	2022	Director, Clearwater Analytics and Chairman, Lyondell Basell Industries N.V.	•		▲	•	2

Balbir Bakhshi	2021	Chief Risk Officer, London Stock Exchange Group plc

Steven Berns	2020	Chief Financial Officer, Access Fintech	•	▲

Scott Ganeles	2019	Chief Executive Officer, iAltA

Billy Hult	2019	Chief Executive Officer, Tradeweb Markets

Catherine Johnson	2023	Group General Counsel, London Stock Exchange Group plc

Paula B. Madoff	2019	Advisor, The Goldman Sachs Group Inc.	•	•	•	▲	3

Daniel Maguire	2024	Group Head, LSEG Markets, and CEO, LCH Group

Lisa Opoku	2024	Chief Operating Officer, Future Standard	•		•	•

Rich Repetto	2025	Former Managing Director and Research Analyst, Piper Sandler Corporation	•	•			1

Rana Yared	2022	General Partner, Balderton Capital	•	•
▲ = Chairperson● = Member

6	TRADEWEB
PROXY SUMMARYTable of Contents
OUR BOARD OF DIRECTORS
BOARD SKILLS AND QUALIFICATIONS

CAPITAL MARKETS/FIXED INCOME

11 OF 11 DIRECTORS

FINANCIAL EXPERTISE

7 OF 11 DIRECTORS

ELECTRONIC TRADING

8 OF 11 DIRECTORS

GLOBAL LEADERSHIP/HUMAN CAPITAL

10 OF 11 DIRECTORS

CORPORATE GOVERNANCE

11 OF 11 DIRECTORS

LEGAL & REGULATORY

6 OF 11 DIRECTORS

RISK MANAGEMENT / INFO. TECH. & SYSTEMS

7 OF 11 DIRECTORS

MERGERS & ACQUISITIONS

10 OF 11 DIRECTORS
BOARD INDEPENDENCE AND TENURE
TENURE
INDEPENDENCE
55%
INDEPENDENT
AVERAGE
4.4
YEARS
Non-independent
Independent
3+ years
0-3 years

2026 PROXY SUMMARY	7
PROXY SUMMARYTable of Contents
EXECUTIVE COMPENSATION
PROGRAM HIGHLIGHTS
KEY 2025 EXECUTIVE COMPENSATION PROGRAM PRACTICES
LONG-TERM
PERFORMANCE
ALIGNMENT
•Annual award to NEOs of
performance-based restricted stock
units that vest based on achievement
of three-year financial targets
(“PRSUs”)
•Annual award to NEOs of
performance-vesting stock units that
vest based on achievement of total
shareholder return (“TSR”) targets
during the last year of a three-year
performance period (“PSUs”)
SIGNIFICANT EQUITY
INCENTIVES AND
OWNERSHIP
•CEO total target compensation
delivered 79% in equity; non-CEO
NEO total compensation delivered
60% in equity
•Stock ownership guidelines for
senior management and non-
employee directors
MARKET-INFORMED
TOTAL COMPENSATION
PACKAGE
•Compensation peer group
used for benchmarking
purposes
KEY ELEMENTS OF OUR FISCAL YEAR 2025 COMPENSATION PROGRAM

CEO 2025
TARGET COMPENSATION
RSUs
22%
PSUs
35%
Base Salary
5%
Cash Bonus
16%
PRSUs
22%

AVERAGE NEO 2025
COMPENSATION (OTHER THAN CEO)
RSUs
26%
Base Salary
7%
PSUs
21%
Cash Bonus
33%
PRSUs
13%

95%
AT-RISK PAY
93%
AT-RISK PAY
PHILOSOPHY AND OBJECTIVES

Maintain a pay-for- performance culture
Annual pay opportunities emphasize variable performance-based compensation with metrics aligned to the
Company's financial results, stock price and business strategy, promoting a high degree of performance orientation in our executive compensation program.

Foster long-term alignment with stockholders
Outstanding equity awards in the form of annual time-vesting restricted stock units (“RSUs”), PRSUs that vest based on Company financial performance and PSUs that vest based on TSR achievement, directly tie pay outcomes to value creation, aligning executive and stockholder interests. In addition, senior management and non-employee directors are subject to stock ownership guidelines.

Attraction and retention
Our executive compensation program provides overall target compensation that is intended to attract and retain high-caliber talent. In addition, our long-term incentive awards are granted on varying vesting schedules, continually ensuring that a portion of previously granted equity remains unvested.

Reflect internal equity considerations	Compensation decisions are made in the context of individual factors and pay equity, fostering growth and motivation through a flexible compensation design.

8	TRADEWEB

3	Proxy Summary
9	General Information

9	Forward-Looking Statements and References to Websites

9	Outstanding Securities and Quorum

10	Internet Availability of Proxy Materials

10	Proxy Voting

10	Voting Standard

12	Voting and Attendance at the Annual Meeting

12	Revocation

13	Proposal 1: Election of Directors

13	Biographical and Related Information of Director Nominees and Continuing Directors

13	Nominees for Director Whose Terms Would Expire at the 2029 Annual Meeting

15	Directors Whose Terms Expire at the 2027 Annual Meeting

17	Directors Whose Terms Expire at the 2028 Annual Meeting

20	Corporate Governance

20	Controlled Company Exemption and Director Independence

20	Key Governance Practices

20	Board Leadership

21	Stockholder Engagement

21	Communications with Directors

21	Director Nominations and Qualifications

22	Board Qualifications

23	Risk Oversight

24	Corporate Governance Documents

24	Board Meetings and Committees

25	Audit and Risk Committee

25	Compensation Committee

26	Nominating and Corporate Governance Committee

26	Compensation Committee Interlocks and Insider Participation

26	Code of Business Conduct and Ethics

27	Proposal 2: Ratification of Appointment of Deloitte as Independent Registered Public Accounting Firm

28	Independent Registered Public Accounting Firm

29	Audit and Risk Committee Report

30	Proposal 3: Advisory Vote on Executive Compensation

31	Proposal 4: Exculpation Amendment

33	Proposal 5: Federal Forum Selection Amendment

35	Security Ownership of Certain Beneficial Owners and Management

37	Executive Officers of the Company

38	Executive Compensation

38	Compensation Discussion and Analysis

49	Compensation Committee Report

50	Executive Compensation Tables

50	Summary Compensation Table

51	Grants of Plan-Based Awards

52	Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

53	Outstanding Equity Awards at Fiscal Year-End

55	Options Exercised and Stock Vested

55	Potential Payments upon Termination or Change in Control

59	Pay Ratio Disclosure

60	Pay Versus Performance

63	Director Compensation

65	Securities Authorized for Issuance under Equity Compensation Plans

66	Certain Relationships and Related Person Transactions

66	Policies and Procedures for Related Person Transactions

66	Transactions with LSEG

67	Transactions with iAltA Capital Markets, LLC

67	Related Person Transactions Entered into in Connection with the IPO

71	Indemnification Agreements

72	Expenses of Solicitation

72	Other Matters

72	Proposals of Stockholders

73	Householding; Availability of Annual Report on Form 10-K and Proxy Statement

A-1	Appendix A - Proposed Exculpation Amendment

B-1	Appendix B - Proposed Federal Forum Selection Amendment

2026 PROXY STATEMENT	9

General Information
The enclosed proxy is solicited by the Board of Directors (the “Board”) of Tradeweb Markets Inc. (“Tradeweb” or the
“Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at 9 a.m., Eastern
Time, on Tuesday, May 19, 2026, at www.virtualshareholdermeeting.com/TW2026 and at any adjournment or postponement thereof. Our principal offices are located at 245 Park Avenue, New York, New York 10167. This Proxy Statement is first being made available to our stockholders on or about March [●], 2026.
Numerical figures included in this Proxy Statement have been subject to rounding adjustments. Accordingly, numerical figures shown as totals in various tables may not be arithmetic aggregations of the figures that precede them.
FORWARD-LOOKING STATEMENTS AND REFERENCES TO WEBSITES
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are other than statements of historical fact. Although we believe that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements are subject to many risks and uncertainties, including the risk factors that we identify in our SEC filings and actual results may differ materially from the results discussed in such forward-looking statements. We undertake no duty to update publicly any forward-looking statement that we may make, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. Information contained on our website, or any website that is linked to or otherwise referenced herein, is not incorporated into, or a part of, this Proxy Statement, and any such website references throughout this Proxy Statement are provided for convenience only.
OUTSTANDING SECURITIES AND QUORUM
Only holders of record of our Class A common stock, Class B common stock, Class C common stock and Class D common stock (each such designation having par value $0.00001 per share) at the close of business on March 20, 2026 (the record date) will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had [●] shares of Class A common stock outstanding and entitled to vote, [●] shares of Class B common stock outstanding and entitled to vote, [●]
shares of Class C common stock outstanding and entitled to vote and [●] shares of Class D common stock outstanding and entitled to vote. Holders of outstanding shares of Class A common stock, Class B common stock, Class C common stock and
Class D common stock vote together as a single class on all matters on which stockholders are entitled to vote generally
(except as may be required by law).
Each share of Class A common stock and Class C common stock entitles its holder to one vote on all matters presented to the Company’s stockholders generally. Each share of Class B common stock and Class D common stock entitles its holder to 10 votes on all matters presented to the Company’s stockholders generally. The holders of Class C common stock and
Class D common stock have no economic interests in the Company (where “economic interests” means the right to receive any dividends or distributions, whether cash or stock, in connection with common stock). These attributes are summarized in the following table:

Class of Common Stock	Par Value	Votes	Economic Rights
Class A common stock	$0.00001	1	Yes
Class B common stock	$0.00001	10	Yes
Class C common stock	$0.00001	1	No
Class D common stock	$0.00001	10	No
All of the shares of our outstanding Class B common stock and Class C common stock are currently held by an indirect subsidiary (the “Refinitiv Direct Owner”) of Refinitiv Parent Limited “Refinitiv”). On January 29, 2021, the London Stock
Exchange Group plc (“LSEG”) acquired the Refinitiv business. Following the consummation of such transaction, LSEG became the controlling stockholder of Refinitiv, and Refinitiv continues to be the controlling stockholder of Tradeweb, holding approximately [●]% of the combined voting power of our Class A common stock, Class B common stock, Class C common stock and Class D common stock as of the record date. References to LSEG herein include Refinitiv. LSEG has advised us that it intends to vote all such shares for the election of each of the nominees to the Board named herein, the ratification of the appointment of our independent registered public accounting firm, the approval, on an advisory basis, of the

10	TRADEWEB

General Information
compensation paid to our named executive officers, the approval of the Exculpation Amendment and the approval of the
Federal Forum Selection Amendment.
A majority of the voting power of the issued and outstanding Class A common stock, Class B common stock, Class C common stock and Class D common stock entitled to vote at the Annual Meeting, present virtually or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (as discussed below) will be included in determining the presence of a quorum at the Annual Meeting.
INTERNET AVAILABILITY OF PROXY MATERIALS
We are furnishing proxy materials to some of our stockholders via the Internet by mailing the Notice instead of mailing printed copies of those materials. The Notice directs stockholders to a website where they can access our proxy materials, including this Proxy Statement and our combined Annual Report to Stockholders and Annual Report on Form 10-K for the
fiscal year ended December 31, 2025 (the “2025 Annual Report”) and view instructions on how to vote via the Internet or by telephone. If you received a Notice and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you elect to receive our future proxy materials electronically, you will receive access to those materials via email unless and until you elect otherwise.
PROXY VOTING
Shares that are properly voted via the Internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as follows: “FOR ALL” of the director nominees named in this Proxy
Statement, “FOR” the ratification of the appointment of our independent registered public accounting firm, “FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers, “FOR” the approval of the
Exculpation Amendment and “FOR” the approval of the Federal Forum Selection Amendment. It is not expected that any additional matters will be brought before the Annual Meeting, but if other matters are properly presented, the persons named as proxies in the proxy card or their substitutes will vote in their discretion on such matters.
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of Equiniti Trust Company, LLC, our stock transfer agent, you may vote by proxy, meaning you authorize individuals named in the proxy card to vote your shares. You may provide this authorization by voting via the Internet, by telephone or (if you have received paper copies of our proxy materials) by returning a proxy card. In these circumstances, if you do not vote by proxy or virtually at the Annual Meeting, your shares will not be voted. If you own shares in street name, meaning that your shares are held by a bank, brokerage firm or other nominee, you may instruct that institution on how to vote your shares. You may provide these instructions by voting via the Internet, by telephone or (if you have received paper copies of our proxy materials) by returning a voting instruction form received from that institution. In these circumstances, if you do not provide voting instructions, we expect that the institution may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026, but cannot vote your shares on any other matters being considered at the Annual Meeting.
We encourage you to provide voting instructions to your bank, brokerage firm or other nominee.
VOTING STANDARD
With respect to the election of directors (Proposal 1), a nominee for director will be elected to the Board by a plurality of the votes cast in respect of the shares of common stock present virtually or represented by proxy at the Annual
Meeting and entitled to vote on the election of directors. A plurality vote requirement means that the three director nominees with the greatest number of votes cast “FOR” such nominees are elected as directors. You may vote “FOR ALL”,
“WITHHOLD ALL” or “FOR ALL EXCEPT” a director nominee. Votes that are withheld are not considered votes cast for the foregoing purpose and will have no effect on the outcome of the election. Similarly, broker non-votes, if any, are not considered votes cast for the foregoing purpose, and will have no effect on the outcome of the election.
With respect to the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2), the affirmative vote of the holders of a majority of the voting power of the shares of stock present virtually or represented by proxy and entitled to vote on the matter is required to approve the matter. With respect to Proposal 2 you may vote “FOR”, “AGAINST” or “ABSTAIN”. For this matter, abstentions are counted as present at the Annual Meeting and entitled to vote and will have the effect of a vote “AGAINST” the Proposal. We do not expect broker non-votes with respect to this Proposal since brokers are expected to be able to exercise their discretion to vote uninstructed shares on this Proposal.

2026 PROXY STATEMENT	11

General Information
With respect to the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 3), the affirmative vote of the holders of a majority of the voting power of the shares of stock present virtually or represented by proxy and entitled to vote on the matter is required to approve the matter. With respect to Proposal 3 you may vote “FOR”,
“AGAINST” or “ABSTAIN”. For this matter, abstentions are counted as present at the Annual Meeting and entitled to vote and will have the effect of a vote “AGAINST” the Proposal. Broker non-votes, if any, will have no effect on the outcome of voting on this Proposal.
With respect to the approval of each of the Exculpation Amendment and the Federal Forum Selection Amendment
(Proposal 4 and Proposal 5, respectively), the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of stock of the Company entitled to vote on the matter, voting together as a single class, is required to approve each of the Proposals. With respect to each of Proposal 4 and Proposal 5 you may vote “FOR”, “AGAINST” or
“ABSTAIN”. For these matters, abstentions are counted as present at the Annual Meeting and entitled to vote and will have the effect of a vote “AGAINST” these Proposals. Similarly, broker non-votes, if any, will have the same effect as a vote
“AGAINST” these Proposals.
Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals (and may elect not to vote) on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting. We urge you to direct your broker, bank or other nominee regarding how to vote your shares on all proposals to ensure that your vote is counted. If you do not provide voting instructions and the broker is able to vote your shares on at least one matter and elects to vote your shares on such matter(s), it will result in a “broker non-vote” for the matters on which the broker does not vote.
The following table summarizes the above voting standards for the proposals on which we are asking you to vote at the
Annual Meeting, along with the voting recommendations of our Board.

Proposal		Vote Required	Board Recommendation
Proposal 1:	Election of Directors	A plurality of votes - nominees receiving the greatest number of votes cast “FOR” will be elected as directors	FOR ALL
Proposal 2:	Ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026	A majority of the voting power of the shares of stock present or represented by proxy and entitled to vote on the matter	FOR
Proposal 3:	To approve, on an advisory basis, the compensation of our named executive officers	A majority of the voting power of the shares of stock present or represented by proxy and entitled to vote on the matter	FOR
Proposal 4:	To approve the Exculpation Amendment	A majority of the voting power of all outstanding shares of stock entitled to vote on the matter, voting together a single class	FOR
Proposal 5:	To approve the Federal Forum Selection Amendment	A majority of the voting power of all outstanding shares of stock entitled to vote on the matter, voting together a single class	FOR

12	TRADEWEB

General Information
Voting via the Internet or by telephone helps save money by reducing postage and proxy tabulation costs.

VOTE BY INTERNET
Shares Held of Record:
www.proxyvote.com
Shares Held in Street Name:
www.proxyvote.com
24 hours a day / 7 days a week
INSTRUCTIONS:
•   Read this Proxy Statement.
•   Go to the website listed above.
•   Have your Notice, proxy card or voting instruction form
in hand and follow the instructions.

VOTE BY TELEPHONE
Shares Held of Record:
800-690-6903
Shares Held in Street Name:
See Voting Instruction Form
24 hours a day / 7 days a week
INSTRUCTIONS:
•   Read this Proxy Statement.
•   Call the applicable number noted above.
•   Have your Notice, proxy card or voting instruction form
in hand and follow the instructions.

We encourage you to register to receive all future stockholder communications electronically, instead of in print.
This means that, after you register, access to the 2025 Annual Report, Proxy Statement and other correspondence will be delivered to you via email.
VOTING AND ATTENDANCE AT THE ANNUAL MEETING
To attend the Annual Meeting, vote or submit questions during the Annual Meeting or view the list of registered stockholders during the Annual Meeting, stockholders of record will be required to visit the meeting website listed above and log in using their 16-digit control number included on their proxy card or Notice. Beneficial owners should review the proxy materials and their voting instruction form or Notice for how to vote in advance of, and how to participate in, the Annual
Meeting. Specifically, if you are a beneficial owner and your voting instruction form or the Notice does not indicate that you may vote the shares through the www.proxyvote.com website, you should contact your bank, broker or other nominee
(preferably at least five days before the Annual Meeting) and obtain a “legal proxy” (which will contain a 16-digit control number that will allow you to attend, participate in or vote at the Annual Meeting).
We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan to virtually attend the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting as described below. Only stockholders as of the record date
(March 20, 2026) are entitled to virtually attend the Annual Meeting. Each stockholder may appoint only one proxyholder or representative to virtually attend on the stockholder’s behalf. On the day of the Annual Meeting, if you experience technical difficulties either during the check-in process or during the Annual Meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page. Stockholders may submit questions during the Annual Meeting on the
Annual Meeting website. More information regarding the question and answer process, including the number and types of questions permitted and how questions will be recognized and answered will be available in the meeting rules of conduct, which will be posted on the Annual Meeting website.
REVOCATION
If you own common stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Annual Meeting by delivering to the Chief Legal Officer of the Company a written notice of revocation or a duly executed proxy (via the Internet or telephone, or by returning a proxy card) bearing a later date or by virtually attending the Annual Meeting and voting. A stockholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm or other nominee holding the shares or by obtaining a legal proxy from such institution and voting virtually at the Annual Meeting.

2026 PROXY STATEMENT	13

Proposal 1: Election of Directors
Our Board currently has 11 seats, divided into three classes: Class I, Class II and Class III. Each class consists of roughly one-third of the total number of directors:
•Our Class I directors are Scott Ganeles, Catherine Johnson and Daniel Maguire and their terms will expire at this
Annual Meeting.
•Our Class II directors are Jacques Aigrain, Balbir Bakhshi, Paula Madoff and Rich Repetto and their terms will expire at the 2027 Annual Meeting.
•Our Class III directors are Steven Berns, William (“Billy”) Hult, Lisa Opoku and Rana Yared and their terms will expire at the 2028 Annual Meeting.
The Board proposes that each of Scott Ganeles, Catherine Johnson and Daniel Maguire be elected as Class I directors for new terms of three years each. Each nominee for director will, if elected, continue in office until the 2029 Annual Meeting and until the director’s successor has been duly elected and qualified or until the earlier of the director’s death, resignation, retirement, disqualification or removal. The proxy holders named on the proxy card intend to vote the proxy (if you are a stockholder of record) for the election of each of these nominees, unless you indicate on the proxy card that your vote should be cast against any of the nominees. Under SEC rules, proxies cannot be voted for a greater number of persons than the number of nominees named. Accordingly, proxies cannot be voted for greater than the three Class I seats open for election.
Each nominee has consented to be named as a nominee in this Proxy Statement and to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the other nominees and may be voted for a substitute nominee, unless the
Board chooses to reduce the number of directors serving on the Board.
All of our current directors and director nominees were designated to serve on the Board by LSEG. Pursuant to LSEG’s director designation right as set forth in Section 2.1 of the Stockholders Agreement (as defined below) and the Board believes all of the nominees are qualified to serve on the Board and that their election is in the best interests of our stockholders. See
“Certain Relationships and Related Person Transactions—Related Person Transactions Entered Into in Connection With the
IPO—Stockholders Agreement” for additional information. Once designated by LSEG, the Nominating and Corporate
Governance Committee evaluates the director nominee pursuant to our Director Qualification Standards set forth in our
Corporate Governance Guidelines and then recommends the director nominee for approval by the full Board. Please see
“Corporate Governance—Director Nominations and Qualifications” for further information.
The Board of Directors recommends a vote “FOR ALL” of the director nominees.
BIOGRAPHICAL AND RELATED INFORMATION OF DIRECTOR NOMINEES AND CONTINUING
DIRECTORS
The principal occupations and certain other information about our director nominees and our continuing directors
(including the skills and qualifications that led to the conclusion that they should serve as directors) are set forth below. The age shown below for each director is as of May 19, 2026, which is the date of the Annual Meeting. As of the filing date of this
Proxy Statement, our Board is comprised of 36% women, 64% men, 27% ethnically diverse members and 73% non-ethnically diverse members (or members who choose not to disclose their ethnicity).
NOMINEES FOR DIRECTOR WHOSE TERMS WOULD EXPIRE AT THE 2029 ANNUAL MEETING
The Board has nominated three Class I director nominees to be elected at the Annual Meeting to serve for three-year terms ending with the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal. Each nominee has agreed to serve if elected and is currently a director of the
Company.

14	TRADEWEB

Proposal 1: Election of Directors
Additional information about our nominees and continuing directors appears below:

Scott Ganeles
AGE: 62	DIRECTOR SINCE: March 2019

TRADEWEB COMMITTEES: None	OTHER CURRENT PUBLIC COMPANY BOARDS: None

KEY EXPERIENCE AND QUALIFICATIONS:
•Extensive business and management experience and thorough knowledge of our industry
Mr. Ganeles has served as the Chief Executive Officer of iAltA, a financial technology services provider, since July 2024. He previously served as a Senior Partner of WestCap Group, LLC, a growth equity firm that invests in growth-stage technology businesses in the financial technology, real estate technology and healthcare technology industries, as well as asset-light marketplace platforms, from
April 2019 to July 2024. Prior to joining WestCap, Mr. Ganeles was the Chief Executive Officer of i-
Deal from December 2000 until it merged with Hemscott in 2006 to form Ipreo Holdings LLC (“Ipreo”).
Mr. Ganeles became Chief Executive Officer of Ipreo after the merger and continued as Chief
Executive Officer until August 2018. Prior to Ipreo, Mr. Ganeles was President and Co-Founder of the
Carson Group from June 1990 to September 2000. Mr. Ganeles received a B.A. in Political Science from Brown University.
Mr. Ganeles is qualified to serve on our Board due to his extensive management, M&A and industry experience.

Catherine Johnson
Age: 57	DIRECTOR SINCE: May 2023

TRADEWEB COMMITTEES: None	OTHER CURRENT PUBLIC COMPANY BOARDS: None

KEY EXPERIENCE AND QUALIFICATIONS:
•Extensive international business, financial services, mergers and acquisitions and legal experience
Ms. Johnson has served as the Group General Counsel of LSEG, a United Kingdom-based financial infrastructure company and our indirect controlling stockholder, since 2015. Ms. Johnson manages an international team of lawyers and compliance professionals and advises the LSEG board and other senior executives of LSEG on all aspects of the LSEG business. Prior to serving as Group General
Counsel, Ms. Johnson held positions of increasing responsibility at LSEG beginning in 1996. She is a member of LSEG’s Executive Committee and the Chair of FTSE International Limited, an FCA
regulated entity in the United Kingdom. Ms. Johnson holds a law and economics degree from Kings
College, Cambridge, and qualified at Herbert Smith in 1993 in its corporate division.
Ms. Johnson is qualified to serve on our Board due to her deep legal, regulatory and corporate governance experience.

2026 PROXY STATEMENT	15

Proposal 1: Election of Directors

Daniel Maguire
AGE: 49	DIRECTOR SINCE: September 2024

TRADEWEB COMMITTEES: None	OTHER CURRENT PUBLIC COMPANY BOARDS: None

KEY EXPERIENCE AND QUALIFICATIONS:
•Deep knowledge of the financial services industry
Mr. Maguire has been a member of the Executive Committee of LSEG, a United Kingdom-based financial infrastructure company and our indirect controlling stockholder, since October 2017. He has served as the Group Head, LSEG Markets since May 2024 and CEO, LCH Group (“LCH”), a financial market infrastructure company and a subsidiary of LSEG, since October 2017. Prior to that, Mr.
Maguire held positions of increasing responsibility at LSEG and LCH, beginning in 1999. Mr. Maguire previously served on the board of directors of the International Swaps and Derivatives Association
(ISDA). He received a Bachelor of Arts degree from Leeds Beckett University.
Mr. Maguire is qualified to serve on our Board due to his deep knowledge of the financial services industry.

DIRECTORS WHOSE TERMS EXPIRE AT THE 2027 ANNUAL MEETING

Jacques Aigrain Independent
AGE: 71	DIRECTOR SINCE: August 2022

TRADEWEB COMMITTEES: Compensation Committee (Chair), Nominating and Corporate Governance Committee	OTHER CURRENT PUBLIC COMPANY BOARDS: Clearwater Analytics, LyondellBasell Industries N.V.

KEY EXPERIENCE AND QUALIFICATIONS:
•Significant investment, financial and leadership expertise
Mr. Aigrain has served as Chairperson of the Board since July 2023 and Chair of the Compensation
Committee since August 2022. Mr. Aigrain served as an advisor at Warburg Pincus LLC, a global private equity firm, from 2014 to December 2020. He previously spent nine years at Swiss Re, where he served as CEO from 2006 to 2009. Prior to Swiss Re, he spent 20 years in global leadership roles at JP Morgan Chase & Co. in New York, London and Paris. Mr. Aigrain currently serves as chairman of the board of LyondellBasell Industries N.V. and a director of Clearwater Analytics. He previously held board positions at WPP plc, LSEG, LCH Clearnet Group Ltd, Lufthansa AG, Resolution Ltd, Swiss
International Airlines AG and the Qatar Financial Authority. He holds a doctorate in economics from
Université Paris-Sorbonne and a master's in economics from Université Paris Dauphine – PSL.
Mr. Aigrain is qualified to serve on our Board due to his wide-ranging experience in global financial services, both as an executive and a board member.

16	TRADEWEB

Proposal 1: Election of Directors

Balbir Bakhshi
AGE: 56	DIRECTOR SINCE: July 2021

TRADEWEB COMMITTEES: None	OTHER CURRENT PUBLIC COMPANY BOARDS: None

KEY EXPERIENCE AND QUALIFICATIONS:
•Extensive background in leadership, operations and risk management
Mr. Bakhshi has served as the Chief Risk Officer and as a member of the Executive Committee of
LSEG, a United Kingdom-based financial infrastructure company and our indirect controlling stockholder, since January 2021. Prior to joining LSEG, Mr. Bakhshi was Group Head of Non-Financial
Risk Management at Deutsche Bank, a multinational investment bank and financial services company, from January 2017 to December 2020 and served on the Supervisory Board of Deutsche Bank
Luxembourg S.A. as the Chair of its Risk Committee. Prior to this, Mr. Bakhshi was Global Head of
Operational Risk Management at Credit Suisse and previously held a variety of senior roles at Credit
Suisse including UK Investment Banking Chief Risk Officer and Head of Market Risk. Mr. Bakhshi is
also a board member of London Clearing House Limited. Mr. Bakhshi received a B.A. from the
University of Westminster and an MSc from Brunel University.
Mr. Bakhshi is qualified to serve on our Board due to his deep knowledge of risk management.

Paula Madoff Independent
AGE: 58	DIRECTOR SINCE: March 2019

TRADEWEB COMMITTEES: Audit and Risk Committee, Compensation Committee, Nominating and Corporate Governance Committee (Chair)	OTHER CURRENT PUBLIC COMPANY BOARDS: Great-West Lifeco Inc., KKR Real Estate Finance Trust Inc., Power Corporation of Canada

KEY EXPERIENCE AND QUALIFICATIONS:
•Deep bench of knowledge and experience leading Goldman Sachs’ interest rate products and mortgages businesses
•Significant service on boards and board committees
Ms. Madoff has served as Tradeweb’s Lead Independent Director since February 2022 and Chair of the Nominating and Corporate Governance Committee since May 2023. Ms. Madoff is an Advisor to
Goldman Sachs Group (“Goldman”), a multinational investment bank and financial services company.
She has worked at Goldman for over 30 years in a variety of leadership roles and was most recently a
Partner in the Global Markets Division leading the Interest Rate Products and Mortgages businesses.
She has held additional leadership positions at Goldman, including Co-Chair of the Retirement
Committee, overseeing 401(k) and pension plan assets; Chief Executive Officer of Goldman Sachs
Mitsui Marine Derivatives Products, L.P.; and was a member of its Securities Division Operating
Committee, Firmwide New Activity Committee, GS Bank USA Client and Business Standards, and
Counterparty Risk Committees. Before joining Goldman, Ms. Madoff worked in Mergers and
Acquisitions at Wasserstein Perella & Co. and in Corporate Finance at Bankers Trust. Ms. Madoff
serves as a non-executive director on the boards of Santander Holdings USA, Inc. and Santander
Bank N.A.,Great-West Lifeco Inc. (TSX: GWO), KKR Real Estate Finance Trust Inc. (NYSE: KREF)
and Power Corporation of Canada (TSX: POW). She previously served on the board of ICE
Benchmark Administration, where she was also Chair of the ICE LIBOR Oversight Committee,
Beacon.io; and Motive Capital Corp I and II. Ms. Madoff is a David Rockefeller Fellow, the President of
the Harvard Business School Alumni Board and a member of the Harvard Kennedy School Women and Public Policy Women's Leadership Board. Ms. Madoff received a B.A. degree in Economics, cum laude, from Lafayette College and an M.B.A. from Harvard Business School.
Ms. Madoff is qualified to serve on our Board due to her extensive experience in the financial services industry, as well as her significant experience in board service.

2026 PROXY STATEMENT	17

Proposal 1: Election of Directors

Rich Repetto Independent
AGE: 68	DIRECTOR SINCE: March 2025

TRADEWEB COMMITTEES: Audit and Risk Committee	OTHER CURRENT PUBLIC COMPANY BOARDS: Interactive Brokers Group, Inc.

KEY EXPERIENCE AND QUALIFICATIONS:
•Deep knowledge of the financial services industry
Mr. Repetto served as Managing Director and Senior Research Analyst at Piper Sandler Corporation, a
global investment bank, from January 2020 to June 2023 and as a Principal at Sandler O'Neill and
Partners, the predecessor entity to Piper Sandler Corporation, from November 2003 to January 2020.
Mr. Repetto has over 25 years of experience covering electronic trading and financial technology companies, having received many accolades during his career, including the Financial Times/StarMine
“Global Analyst of the Year” from the Financial Times in 2010. Mr. Repetto serves as a member of the
Board of Directors and the Audit Committee of Interactive Brokers Group, Inc. and has been employed by Cornerstone Financial Technology Management, a hedge fund focused on using advanced technology in the investment decision making process for financial technology stocks, since December
2023. Mr. Repetto received a Bachelor of Science degree from the United States Military Academy at
West Point and an M.B.A. from The Wharton School of the University of Pennsylvania.
Mr. Repetto is qualified to serve on our Board due to his deep knowledge of our industry and business.

DIRECTORS WHOSE TERMS EXPIRE AT THE 2028 ANNUAL MEETING

Steven Berns Independent
AGE: 61	DIRECTOR SINCE: April 2020

TRADEWEB COMMITTEES: Audit and Risk Committee (Chair)	OTHER CURRENT PUBLIC COMPANY BOARDS: None

KEY EXPERIENCE AND QUALIFICATIONS:
•Extensive financial knowledge and expertise
Mr. Berns has served as the Chief Financial Officer of Access Fintech, a financial technology company that uses data and workflow solutions to optimize capital and operational efficiency, since March 2026.
Prior to Access Fintech, Mr. Berns served as Chief Financial and Administrative Officer of FLYR, a
technology services provider in the airline and hospitality industries, from February 2025 to December
2025. Prior to FLYR, he served as Chief Operating Officer and Chief Financial Officer of TripleLift, an
advertising technology company, from May 2020 to December 2022, and previously served as Chief
Financial Officer of GTT Communications, Inc., a multinational telecommunications and internet service provider (“GTT Communications”), from April 2020 to December 2020. GTT Communications filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code in October 2021,
approximately 10 months after Mr. Berns resigned. Prior to GTT Communications, Mr. Berns served as
Chief Financial Officer of Shutterstock, Inc. (“Shutterstock”), a provider of stock photography, stock footage, stock music and editing tools, from September 2015 to June 2019 and as Chief Operating
Officer and Co-Chief Operating Officer of Shutterstock from March 2017 to March 2019 and March
2019 to June 2019, respectively. Prior to joining Shutterstock, Mr. Berns served as Executive Vice
President and Chief Financial Officer of Tribune Media Company from 2013 to 2015, and Executive
Vice President and Chief Financial Officer of Revlon, Inc. (“Revlon”) from 2009 to 2013. Prior to that,
Mr. Berns served as the Chief Financial Officer of TWM LLC, the Company’s predecessor, and
President, Chief Financial Officer and Director of MDC Partners, Inc. He previously held several senior financial positions at the Interpublic Group of Companies, Inc. and Revlon. Mr. Berns has previously served as a board member of Forum Merger Corp., Forum Merger II Corp., Forum Merger III Corp.,
Forum Merger IV Corp., LivePerson, Inc. and Shutterstock. Mr. Berns received a B.S. in Business and
Economics from Lehigh University and an Executive MBA in Finance from New York University, Stern
School of Business.
Mr. Berns is qualified to serve on our Board due to his extensive experience holding key executive roles at many public companies, as well as his deep financial knowledge.

18	TRADEWEB

Proposal 1: Election of Directors

Billy Hult
AGE: 56	DIRECTOR SINCE: March 2019

TRADEWEB COMMITTEES: None	OTHER CURRENT PUBLIC COMPANY BOARDS: None

KEY EXPERIENCE AND QUALIFICATIONS:
•Deep leadership, management and industry experience
•Operational expertise in our business that he has developed during his tenure at Tradeweb
Mr. Hult has served as our Chief Executive Officer since January 2023. He served as CEO-elect from
February 2022 to December 2022 and as President from our formation until February 2022. Mr. Hult has served as TWM LLC’s President since September 2008 and, prior to the Reorganization
Transactions, served on the former board of managers of TWM LLC beginning in September 2008. Mr.
Hult has played a pivotal role in Tradeweb’s evolution as a leading global operator of electronic marketplaces for rates, credit, equities and money markets. He has led the development of numerous innovations connecting liquidity providers and investors across retail, wholesale and institutional markets. Mr. Hult joined Tradeweb in July 2000 as a product manager and led the creation of its to-be-
announced mortgage trading marketplace. In 2005, Mr. Hult went on to serve as the head of U.S.
products overseeing the firm’s expansion into new asset classes and, in 2009, oversaw the launch of
Dealerweb, its first electronic trading platform for wholesale market participants. Mr. Hult has also been instrumental in numerous acquisitions by Tradeweb, including Hilliard Farber in 2008, Rafferty Capital
Markets in 2011, J.J. Kenny Drake in 2011, Nasdaq’s former eSpeed platform for electronic bond trading in 2021, Yieldbroker in 2023 and r8fin and ICD in 2024. Prior to joining Tradeweb, Mr. Hult held a variety of trading positions at Société Générale from 1997 to 2000. He received a B.A. from Denison
University.
Mr. Hult is qualified to serve on our Board due to his extensive experience in our industry and deep knowledge of our business that he has developed in his over 20 year tenure at Tradeweb.

Lisa Opoku Independent
AGE: 54	DIRECTOR SINCE: March 2024

TRADEWEB COMMITTEES: Compensation Committee, Nominating and Corporate Governance Committee	OTHER CURRENT PUBLIC COMPANY BOARDS: None

KEY EXPERIENCE AND QUALIFICATIONS:
•Extensive business experience across a range of financial markets and geographies and deep knowledge of the financial services industry
Ms. Opoku has served as the Chief Operating Officer of Future Standard, a global alternative asset manager, since March 2024. Prior to Future Standard, she was employed at Goldman, a multinational investment bank and financial services company, for over 20 years, serving as Global Head of the
Goldman Sachs Partner Family Office in the Asset and Wealth Management Division from February
2022 to October 2023, the Chief Operating Officer of the Engineering Division from May 2015 to
February 2022, the Chief Operating Officer of the Asia Pacific Securities Division from June 2009 to
May 2015 and the Chief Operating Officer of FICC Bank Loan Trading and Syndications Division from
February 2003 to June 2009. She was named a Partner in 2012. Prior to joining Goldman in 2003, Ms.
Opoku was elected a partner at Richards Spears Kibbe & Orbe LLP. Ms. Opoku received a Bachelor of
Arts degree, summa cum laude, from the University of Minnesota and a Juris Doctor from Harvard Law
School.
Ms. Opoku is qualified to serve on our Board due to her extensive experience across a range of financial markets and geographies, her operational expertise and her deep knowledge of the financial services industry.

2026 PROXY STATEMENT	19

Proposal 1: Election of Directors

Rana Yared Independent
AGE: 42	DIRECTOR SINCE: August 2022

TRADEWEB COMMITTEES: Audit and Risk Committee	OTHER CURRENT PUBLIC COMPANY BOARDS: None

KEY EXPERIENCE AND QUALIFICATIONS:
•Extensive financial and investment experience
•Former member of the board of managers of TWM LLC
Ms. Yared has served as a General Partner at Balderton Capital, a leading venture capital investor focused on European founders with global ambitions from seed to exit, since August 2020. Prior to the
Reorganization Transactions, Ms. Yared served on the former board of managers of TWM LLC from
2014 to 2019. Ms. Yared previously served as a Partner in the Principal Strategic Investments Group
and later in GS Growth at Goldman, a multinational investment bank and financial services company, from 2006 to August 2020. Ms. Yared currently holds board positions at Wabash College, Ramp
Network Inc., Coro.net, Quantum Systems, TreasurySpring Limited, Writer, Inc., Exein S.p.A., Scalable
Capital Bank GmbH and Viridium Group. She formerly served on the Penn Fund Board and the boards of NAV, Vestwell and SwapClear. She holds a Bachelor of Science from the Wharton School and a
Bachelor of Arts in International Relations, both from the University of Pennsylvania, as well as a
Master of Science from the London School of Economics.
Ms. Yared is qualified to serve on our Board due to her knowledge of our business, having previously worked with the executive management team as a Board member for five years, and because of her exceptional experience helping companies to scale.

20	TRADEWEB

Corporate Governance
CONTROLLED COMPANY EXEMPTION AND DIRECTOR INDEPENDENCE
Our Board has affirmatively determined that each of Mr. Aigrain, Mr. Berns, Ms. Madoff, Ms. Opoku, Mr. Repetto and
Ms. Yared is independent under the rules of the Nasdaq Global Select Market (“Nasdaq”) and SEC, including, with respect to members of each of the Audit and Risk Committee and the Compensation Committee, those applicable to such committee service. The following directors have not been determined to be independent: Mr. Hult, due to his role as our Chief Executive
Officer; each of Mr. Bakhshi, Ms. Johnson and Mr. Maguire, due to their executive roles at LSEG, our controlling stockholder; and Mr. Ganeles, due to the Company’s relationship with an entity affiliated with Mr. Ganeles (please see
“Certain Relationships and Related Party Transactions—Transactions with iAltA Capital Markets, LLC” for further information).
The Refinitiv Direct Owner and an indirect subsidiary of Refinitiv that, prior to the Reorganization Transactions, owned membership interests of TWM LLC and that continues to own common membership interests of TWM LLC (“LLC
Interests”) after the completion of the IPO and Reorganization Transactions (the “Refinitiv LLC Owner”, and together with the Refinitiv Direct Owner, the “Refinitiv Owners”), who are parties to the Stockholders Agreement, hold Class B common stock, Class C common stock and Class D common stock collectively representing a majority of the combined voting power of our total outstanding common stock. As a result, we are a “controlled company” within the meaning of the corporate governance standards of Nasdaq. Under these corporate governance standards, a company of which more than 50% of the voting power is held by an individual, a group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirement that a majority of its board consist of independent directors, the requirement that director nominations be made, or recommended to the full board, by its independent directors or by a nominations committee that is composed entirely of independent directors and the requirement that the compensation committee be composed entirely of independent directors.
We currently do not rely on the exemptions available to us as a controlled company. Currently, our Board consists of a majority of independent directors and all of our Board committees are comprised entirely of independent directors with independent Chairs. If at any time we do elect to rely on the exemptions and then subsequently cease to be a controlled company, we will take all action necessary to comply with applicable SEC rules and regulations and Nasdaq rules, subject to permitted “phase-in” periods under the Nasdaq rules.
KEY GOVERNANCE PRACTICES
•Majority independent Board.
•Independent Board Chairperson.
•Strong Lead Independent Director role.
•Fully independent Board committees with independent Chairs.
•Regular executive sessions where independent directors meet without management present.
•Annual Board and Committee evaluation process that includes in-person feedback sessions.
•Director overboarding policy.
•Annual NEO and director affirmation of compliance with Code of Business Conduct and Ethics.
•Stock ownership guidelines for senior management and non-employee directors.
•Robust whistleblowing procedures and strict non-retaliation policy.
•Board oversight of key risk matters.
•No stockholder rights plan.
•Active stockholder engagement.
•Proactive Board and Committee refreshment with focus on the optimal mix of skills, experience and backgrounds.
BOARD LEADERSHIP
The Board directs and oversees the management of the business and affairs of the Company in a manner consistent with the best interests of the Company. The Board’s responsibility is one of oversight, and in performing its oversight role, the
Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with its stockholders.
Our Corporate Governance Guidelines provide that the Board selects its chairperson (“Chairperson”) and the
Company’s Chief Executive Officer in the manner it considers to be in the best interests of the Company. Therefore, the

2026 PROXY STATEMENT	21

Corporate Governance
Board does not have a policy on whether the roles of Chairperson and Chief Executive Officer should be separate or combined and, if it is to be separate, whether the Chairperson should be selected from the independent directors.
Jacques Aigrain has served as our independent Chairperson since July 2023. Ms. Madoff has served as our Lead
Independent Director since February 2022. The Board currently believes that separating the roles of the Chairperson and the
Chief Executive Officer is in the best interests of the Company and its stockholders and represents the most effective leadership structure for the Company. The Board believes that strong independent leadership is essential for the Board to effectively perform its functions and to help promote independent oversight of management and effective risk oversight by the Board.
Our Corporate Governance Guidelines provide that the Chairperson presides over executive session and, in consultation with management, sets the agenda for Board meetings, among other duties. Our Corporate Governance Guidelines also provide that the Board may elect one of the independent directors as the lead independent director, who has clearly defined responsibilities that include presiding at meetings of the Board at which the Chairperson is not present, including executive sessions of the independent and non-management (if different) directors; collaborating with the Chief Executive Officer and the Chairperson regarding the information sent to the Board; coordinating with the Chairperson and the Chief Executive
Officer regarding the agenda and schedule for the meetings of the Board to provide that there is sufficient time for discussion of all agenda items; serving as liaison between the Chief Executive Officer and the Chairperson and the independent directors;
being available for consultation and communication with major stockholders upon request; and having the authority to call executive sessions of the independent directors.
The Board and the Nominating and Corporate Governance Committee periodically review the Board’s leadership structure and its appropriateness given the needs of the Board and the Company at such time.
STOCKHOLDER ENGAGEMENT
Effective corporate governance includes regular, constructive conversations with our stockholders to proactively seek stockholder insights and to answer stockholder inquiries. We maintain an active dialogue with stockholders and we thoughtfully consider a diversity of perspectives on issues including strategy, business performance, risk, corporate governance, culture and workplace topics, compensation practices and a broad range of sustainability issues.
To communicate broadly with our stockholders, we also seek to transparently share information relevant to our stockholders through our Investor Relations website, our Annual Report, this Proxy Statement, our Corporate Sustainability
Report and our Task Force on Climate-Related Financial Disclosures Report. In addition, in fiscal year 2025, we engaged with a cross-section of unaffiliated stockholders owning over 70% of our Class A common stock (excluding index firms).
Following such engagements, our Investor Relations team regularly provides a summary of all relevant feedback to our
Board.
COMMUNICATIONS WITH DIRECTORS
Stockholders and other interested parties may communicate with the Board by writing to the Chief Legal Officer,
Tradeweb Markets Inc., 245 Park Avenue, New York, New York 10167. Written communications may be addressed to the
Chairperson of the Board, the Lead Independent Director, the chairperson of any of the Audit and Risk Committee, the
Compensation Committee and the Nominating and Corporate Governance Committee, or to the non-management or independent directors as a group. The Chief Legal Officer will forward such communications to the appropriate party, subject to the next sentence. Each communication will be reviewed to determine whether it is appropriate for presentation to our
Board or the applicable director(s). The purpose of this screening is to allow our Board (or the applicable individual director(s)) to avoid having to consider irrelevant or inappropriate communications, such as advertisements, solicitations, product inquiries or any offensive or otherwise inappropriate materials.
DIRECTOR NOMINATIONS AND QUALIFICATIONS
The Nominating and Corporate Governance Committee identifies individuals believed to be qualified as candidates to serve on the Board and recommends that the Board select the nominees for all directorships to be filled by the Board or by our stockholders at an annual or special meeting (subject to the terms of the Stockholders Agreement, as applicable). In identifying candidates for membership on the Board, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include individual background, experience, skills and qualifications, strength of character, mature judgment, independence of thought, familiarity with the Company’s business and industry, an ability to work collegially, existing commitments to other businesses (including compliance with our overboarding policy)
and potential conflicts of interest. Further, when evaluating potential director candidates, the Nominating and Corporate
Governance Committee considers Board diversity from a number of aspects, including educational background, professional

22	TRADEWEB

Corporate Governance
experience, skills, knowledge, viewpoints and perspectives. The Nominating and Corporate Governance Committee monitors the mix of specific experience, qualifications, diversity from a number of aspects and skills of its directors to assess whether the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. To that end, in designing the Board’s composition, the Nominating and Corporate Governance Committee
considers these factors with the ultimate decision on all Board nominations being based on merit and contributions that the selected candidates will bring to the Board.
Our Corporate Governance Guidelines require that no director will serve on the boards of more than five public companies (including our Board) without specific approval from the Board. In addition, directors who also serve as executive officers or in equivalent positions generally are not permitted to serve on boards of more than two public companies
(including our Board). The Nominating and Corporate Governance Committee assesses compliance with this policy from time to time, including as part of re-nomination considerations, and in March 2026 determined that all of the current Board members were in compliance with the policy.
In addition, the Nominating and Corporate Governance Committee also periodically assesses the qualifications and characteristics of our directors and the Board as a whole, which includes an assessment of the size of the Board. In March
2025, in accordance with the requirements of the Company’s Certificate of Incorporation and Amended and Restated Bylaws
(the “Bylaws”), as well as the Stockholders Agreement, the Nominating and Corporate Governance Committee
recommended, and the full Board approved, to reduce the size of the Board from 12 directors to 11 directors. The Nominating and Corporate Governance Committee may determine to make recommendations on the size of the Board from time to time, in accordance with the requirements of its governing documents and the Stockholders Agreement.
The Nominating and Corporate Governance Committee also conducts an annual self-evaluation process. In 2025, the annual Board self-evaluation process for each director required both responses to a written questionnaire as well as engagement in an in-person feedback session led by the Chair of the Nominating and Corporate Governance Committee. The
feedback gathered through the annual self-evaluation process is then summarized and presented to the Nominating and
Corporate Governance Committee and the Board. Throughout the year, efforts are made to act upon the feedback received during the self-evaluation process, with the goal of improving board effectiveness.
The Nominating and Corporate Governance Committee evaluates director candidates recommended by stockholders on a substantially similar basis as it considers other nominees. Any recommendation submitted to the Chief Legal Officer should be in writing, should include any supporting material the stockholder considers appropriate in support of that recommendation and must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and the written consent of the candidate to be named in a proxy statement for the relevant annual meeting to serve as one of our directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Chief Legal Officer, Tradeweb Markets
Inc., 245 Park Avenue, New York, New York 10167. The recommendation should contain all of the information regarding the nominee required under the “advance notice” provisions of our Bylaws (which can be provided free of charge upon request by writing to our Chief Legal Officer at the address listed above). All recommendations for nomination received by the Chief
Legal Officer that satisfy the requirements of our Bylaws relating to such director nominations will be presented to the
Nominating and Corporate Governance Committee for its consideration. Please see the section titled “Proposals of
Stockholders” for information regarding the advance notice provisions applicable to stockholder director nominations set forth in our Bylaws.
In addition, pursuant to the Stockholders Agreement, LSEG has the right to designate nominees to our Board subject to the maintenance of certain ownership requirements in us. See “Certain Relationships and Related Person Transactions—
Related Person Transactions Entered Into in Connection With the IPO—Stockholders Agreement” for additional information.
Following designation, the Nominating and Corporate Governance Committee evaluates the director nominee pursuant to the standards set forth above, and then recommends the director nominee for approval by the full Board.
BOARD QUALIFICATIONS
The following chart shows how certain experience, qualifications, diversity from a number of aspects and skills are currently represented on our Board. The chart is intended to depict notable areas of focus for each director. The absence of a check mark does not mean that a particular director does not possess that qualification or skill. We believe the combination of the experience, qualifications, diversity from a number of aspects and skills shown below demonstrates how our Board is well-positioned to provide effective oversight and strategic advice to our management team.

2026 PROXY STATEMENT	23

Corporate Governance
We believe our Board possesses the following qualifications:
•Capital Markets/Fixed Income—Representation from Board members with deep capital markets industry knowledge, particularly in fixed income, is critical to our success. Practical and operational experience in our markets and an understanding of the current market landscape provide skills necessary to guide accelerated growth as we identify opportunities for future innovation.
•Financial Expertise—A comprehensive knowledge of financial metrics, accounting and public reporting is essential for proper oversight of our performance and future planning.
•Electronic Trading—Experience working in existing, new or emerging technology is a critical perspective to have on the Board of a financial markets technology company, providing practical guidance and understanding of what is core to our business as an electronic trading operator.
•Global Leadership/Human Capital—Experience leading a global team or business provides perspective necessary to guide our business as we operate across multiple countries and jurisdictions. Having members with global operational experience and strategic oversight of a business also provides valuable perspective for holistic corporate strategy, as well as deep knowledge of human capital management and perspective on building strong teams and retaining top talent.
•Corporate Governance—Current or prior experience on private and public company boards brings experience and insight into best practices that will help to shape our practices.
•Legal & Regulatory—Experience with legal requirements and regulatory compliance permits the Board to exercise oversight of the regulatory aspects of our business, as we operate in multiple jurisdictions and sometimes through regulated legal entities. This perspective allows for critical assessment of risks across our global business.
•Risk Management/Information Technology and Systems—As a company at the intersection of financial markets and technology, it is critical to have experience and skills in risk management on our Board to help navigate a complex and evolving technology landscape, as well as to effectively identify and prioritize risks to our operations, including oversight of policies, procedures and practices that comprehensively plan for and mitigate against these risks.
Knowledge of and experience in information technology and systems, including cybersecurity practices, is also essential for our Board given a need for heightened awareness, planning and defenses against evolving information security threats.
•Mergers & Acquisitions—Growth by acquisition is a strategy that continues to shape the evolution of the Company and experience in transactions and expansion through M&A is a valuable expertise to have on our Board.

	Jacques Aigrain	Balbir Bakhshi	Steven Berns	Scott Ganeles	Billy Hult	Catherine Johnson	Paula B. Madoff	Daniel Maguire	Lisa Opoku	Rich Repetto	Rana Yared
Knowledge, Skills and Experience
Capital Markets/ Fixed Income	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Financial Expertise			✓	✓	✓		✓	✓		✓	✓
Electronic Trading			✓	✓	✓		✓	✓	✓	✓	✓
Global Leadership/ Human Capital	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓
Corporate Governance	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Legal & Regulatory		✓			✓	✓	✓	✓	✓
Risk Management/ Information Technology & Systems		✓	✓	✓	✓		✓	✓	✓
Mergers & Acquisitions	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
RISK OVERSIGHT
The Board exercises direct oversight of the strategic risks to the Company. The Audit and Risk Committee reviews guidelines and policies governing the process by which senior management assesses and manages the Company's exposure to risk, including the Company’s major financial and operational risk exposures, and the steps management takes to monitor and control such exposures. The Compensation Committee oversees risks relating to the Company’s compensation policies and

24	TRADEWEB

Corporate Governance
practices. The Nominating and Corporate Governance Committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, corporate governance and sustainability risks.
Our Board and our Audit and Risk Committee each receive periodic reports from our Chief Administrative Officer and our Chief Risk Officer to assess key cybersecurity risks for the Company and the measures implemented to mitigate them, as well as updates regarding changes to our cybersecurity risk profile or newly identified significant risks. In addition, the Audit and Risk Committee regularly reports to the Board on these matters. The Board and the Audit and Risk Committee provide feedback and recommendations accordingly. Please see Item 1.C “Cybersecurity” of our 2025 Annual Report for further detail regarding oversight of cybersecurity risks.
CORPORATE GOVERNANCE DOCUMENTS
Please visit our Investor Relations website at https://investors.tradeweb.com/corporate-governance/documents-charters,
“Documents and Charters”, for additional information regarding our corporate governance, including:
•Our Bylaws;
•Our Certificate of Incorporation;
•Our Code of Business Conduct and Ethics, as amended;
•The charters approved by the Board for the Audit and Risk Committee, the Compensation Committee and the
Nominating and Corporate Governance Committee, each as amended; and
•Our Corporate Governance Guidelines, as amended.
BOARD MEETINGS AND COMMITTEES
The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. During 2025, there were six meetings of the Board. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board (held during the period for which they were a director) and the total number of meetings held by all committees on which he or she served (during the periods that they served) during 2025.
In addition, directors are expected to make every effort to virtually attend any meetings of stockholders and all 11 of our incumbent directors attended our 2025 Annual Meeting.
The Board has established an Audit and Risk Committee, a Compensation Committee and a Nominating and Corporate
Governance Committee (collectively, the “Committees”), each of which hold meetings and act by unanimous written consent whenever circumstances require. The Committees keep the Board informed of their actions and provide assistance to the
Board in fulfilling its oversight responsibility to stockholders. The table below provides current membership information, as well as meeting information for meetings held during 2025.

Name	Audit and Risk Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jacques Aigrain		Chair	✓
Balbir Bakhshi
Steven Berns	Chair
Scott Ganeles(1)
Billy Hult
Catherine Johnson
Paula Madoff	✓	✓	Chair
Daniel Maguire
Lisa Opoku(2)		✓	✓
Rich Repetto(3)	✓
Rana Yared	✓
Total Meetings in 2025	6	5	3
(1)Mr. Ganeles stepped down from the Audit and Risk Committee and the Compensation Committee effective as of September 18,
2025.
(2)Ms. Opoku joined the Compensation Committee effective as of September 18, 2025.
(3)Mr. Repetto joined the Audit and Risk Committee effective as of March 6, 2025.
The functions performed by these Committees, which are set forth in more detail in their charters, are summarized below.

2026 PROXY STATEMENT	25

Corporate Governance
AUDIT AND RISK COMMITTEE
The current members of the Audit and Risk Committee are Mr. Berns, as Chairperson, Ms. Madoff, Mr. Repetto and
Ms. Yared. The Audit and Risk Committee is responsible for, among other things:
•overseeing the quality and integrity of the Company’s financial statements, including oversight of the Company’s accounting and financial reporting processes and financial statement audits;
•overseeing the Company’s compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting processes;
•overseeing the independent registered public accounting firm’s qualifications, performance and independence;
•overseeing the performance of the Company’s internal audit function;
•overseeing the Company’s risk management activities;
•preparing the audit committee report required by the SEC to be included in the Company’s annual proxy statement; and
•overseeing and reviewing the Company’s external reporting regarding climate change-related risks and other related disclosures and discussing with management related controls and procedures.
Mr. Berns qualifies as our “audit committee financial expert” within the meaning of regulations adopted by the SEC and each Audit and Risk Committee member meets Nasdaq’s financial sophistication requirements. Our Board has also determined that each of Mr. Berns, Ms. Madoff, Mr. Repetto and Ms. Yared is “independent” as defined under Nasdaq rules and Rule 10A-3 under the Exchange Act and rules and regulations promulgated thereunder.
The Audit and Risk Committee recommends the annual appointment and reviews the independence of auditors, reviews the scope of audit and non-audit assignments and related fees, the results of the annual audit, accounting principles used in financial reporting, internal auditing procedures, the adequacy of our internal control procedures, related person and party transactions and investigations into matters related to audit functions. The Audit and Risk Committee is also responsible for evaluating the Company’s enterprise risk management, compliance and information security programs.
COMPENSATION COMMITTEE
The current members of the Compensation Committee are Mr. Aigrain, as Chairperson, Ms. Madoff and Ms. Opoku.
The principal responsibilities of the Compensation Committee are to review and approve matters involving executive and director compensation, recommend changes in employee benefit programs, authorize equity and other incentive arrangements and authorize entry into employment and other employee-related agreements. The Compensation Committee is responsible for, among other things:
•establishing and reviewing the overall compensation philosophy of the Company;
•reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s and other executive officers’ compensation, including annual performance objectives, if any;
•evaluating the performance of the Chief Executive Officer and determining and approving, or recommending to the
Board, the annual salary, bonus, equity-based incentives and other benefits, direct and indirect, of the Chief
Executive Officer;
•reviewing and approving, or recommending to the Board, the annual salary, bonus, equity and equity-based incentives and other benefits, direct and indirect, of the executive officers other than the Chief Executive Officer, subject in certain instances to adjustment by the Chief Executive Officer;
•with respect to executive compensation programs: (i) reviewing and approving, or recommending to the full Board, new or modified executive compensation programs; (ii) reviewing on a periodic basis the operations of the
Company’s executive compensation programs to determine whether they are effective in achieving their intended purpose(s); (iii) establishing and periodically reviewing policies for the administration of executive compensation programs; and (iv) taking steps to modify any executive compensation program to enhance the alignment of payments and benefits with executive and corporate performance and the Company’s business strategy;
•reviewing and recommending to the Board the form and amount of director compensation, in accordance with the
Company’s Non-Employee Director Compensation Policy, as well as making recommendations regarding directors’
and officers’ indemnification and insurance matters;
•reviewing and approving or recommending to the Board, any employment or service-related contracts or transaction involving current or former directors and executive officers of the Company and any related compensation, including consulting arrangements, employment contracts, severance or termination arrangements;
•reviewing and approving, or recommending to the Board, the Company’s equity-based plans, equity-based awards and incentive compensation plans and administering the plans in accordance with their terms or overseeing the activities of the individuals responsible for administering those plans, as applicable;

26	TRADEWEB

Corporate Governance
•overseeing the Company’s human capital-related topics; and
•preparing the compensation committee report on executive officer compensation as required by the SEC to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The current members of the Nominating and Corporate Governance Committee are Ms. Madoff, as Chairperson, Mr.
Aigrain and Ms. Opoku. The Nominating and Corporate Governance Committee assists our Board in identifying individuals qualified to become Board members, makes recommendations for nominees for committees and develops and recommends to the Board and annually reviews our Corporate Governance Guidelines. The Nominating and Corporate Governance
Committee is responsible for, among other things:
•identifying individuals qualified to become directors, consistent with the criteria approved by the Board from time to time and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders or to fill vacancies or newly created directorships that may occur between such meetings;
•overseeing the evaluation of the Board;
•recommending members of the Board to serve on committees of the Board and evaluating the functions and performance of such committees;
•overseeing and approving the Board and management continuity planning process;
•overseeing the Company’s sustainability strategy and initiatives; and
•otherwise taking a leadership role in shaping the corporate governance of the Company.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of our executive officers serves, or in the past year has served, as a member of the board or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee. No interlocking relationship exists between any member of the Compensation
Committee (or other committee performing equivalent functions) and any executive, member of the board or member of the compensation committee (or other committee performing equivalent functions) of any other company.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and all global employees. Annually, each director, officer and global employee affirms compliance with the our Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics is a “code of ethics”, as defined in Item 406(b) of Regulation S-K. Our Code of Business
Conduct and Ethics is available on our website at https://investors.tradeweb.com/corporate-governance/documents-charters.
See “Corporate Governance—Corporate Governance Documents” for additional information. To the extent required under the
Nasdaq and SEC rules, we intend to disclose future amendments to certain provisions of this code or waivers of such provisions applicable to any of our executive officers or directors on our website identified above in accordance with applicable rules and regulations.

2026 PROXY STATEMENT	27

Proposal 2: Ratification of Appointment of Deloitte as
Independent Registered Public Accounting Firm
Under the rules and regulations of the SEC, Nasdaq and the Public Company Accounting Oversight Board (the
“PCAOB”), the Audit and Risk Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. In addition, the Audit and Risk Committee considers the independence of our independent registered public accounting firm and participates in the selection of the independent registered public accounting firm’s lead engagement partner. The Audit and Risk Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by our stockholders of the appointment of, the registered public accounting firm of
Deloitte to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Deloitte has served as our independent registered public accounting firm since November 2018. Representatives of Deloitte are expected to virtually attend the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from stockholders.
The Board and the Audit and Risk Committee believe that the continued retention of Deloitte as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders. Our Board and the
Audit and Risk Committee value the opinions of our stockholders and consider the selection of our independent registered public accounting firm to be an important matter of stockholder concern. The appointment of Deloitte is accordingly being submitted for ratification by our stockholders as a matter of good corporate practice. If stockholders do not ratify the selection of Deloitte, the Audit and Risk Committee will evaluate the stockholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2026 fiscal year. In addition, even if stockholders ratify the selection of Deloitte as our independent registered public accounting firm, the Audit and Risk Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select Deloitte or another registered public accounting firm as our independent registered public accounting firm.
The Board of Directors recommends a vote “FOR” ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

28	TRADEWEB

Independent Registered Public Accounting Firm
Consistent with SEC and PCAOB requirements regarding auditor independence, the Audit and Risk Committee has responsibility for appointing, setting compensation for and overseeing the work of, the independent registered public accounting firm. In recognition of this responsibility, the Audit and Risk Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.
Prior to engagement of the independent registered public accounting firm for the next year’s audit, management obtains required pre-approvals, including submitting to the Audit and Risk Committee for approval a list of services and related fees expected to be rendered during that year within each of the following four categories of services:
(1)Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and discussions surrounding the proper application of financial accounting and/or reporting standards.
(2)Audit-related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, employee benefit plan audits and special procedures required to meet certain regulatory requirements.
(3)Tax services include all services, except those services specifically related to the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; assisting with coordination of execution of tax-related activities, primarily in the area of corporate development; supporting other tax-related regulatory requirements; tax planning; and tax compliance and reporting.
(4)All other services are those services not captured in the Audit, Audit-Related or Tax categories.
Prior to engagement, the Audit and Risk Committee pre-approves independent registered public accounting firm services within each category and the fees of each category are budgeted in accordance with our pre-approval policy. The
Audit and Risk Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit and Risk Committee requires specific pre-approval before engaging the independent registered public accounting firm.
The Audit and Risk Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit and
Risk Committee at its next scheduled meeting. All of the services in the table below were pre-approved by the Audit and Risk
Committee.
The following is a summary of Deloitte’s fees for professional services rendered to us for each of the fiscal years ended
December 31, 2025 and 2024.

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024
Audit Fees(1)	$6,065,353	$4,817,519
Audit-related Fees(2)	1,031,434	648,900
Tax Fees(3)	—	—
All Other Fees(4)	4,926	4,926
Total	$7,101,713	$5,471,345
(1)Audit fees consist of fees for professional services rendered for the audit of consolidated financial statements and internal controls over financial reporting included in our Form 10-K, reviews of condensed interim financial statements included in our Form 10-Q, consent and comfort letters in connection with registration statements filed with the SEC, statutory and regulatory filings and audits related to LSEG’s financial statements.
(2)Audit-related fees consist of Service Organization Control (SOC) audits.
(3)Tax fees are for tax compliance services.
(4)All other fees relate to professional services not included in the categories above, including fees related to a subscription to an accounting research tool.

2026 PROXY STATEMENT	29

Audit and Risk Committee Report
The Audit and Risk Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the reporting process. The Audit and Risk Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and our independent registered public accounting firm. The Company’s independent registered public accounting firm is engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States.
In this context, the Audit and Risk Committee reviewed and discussed with management and our independent registered public accounting firm the audited financial statements for the year ended December 31, 2025 (the “Audited Financial
Statements”), and management’s assessment of the effectiveness of the Company’s internal control over financial reporting.
The Audit and Risk Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and SEC. In addition, the Audit and Risk Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the Audit and Risk Committee concerning independence, and has discussed with our independent registered public accounting firm its independence.
Based upon the reviews and discussions referred to above, the Audit and Risk Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2025, for filing with the SEC.
The Audit and Risk Committee
Steven Berns, Chairperson
Paula Madoff
Rich Repetto
Rana Yared

30	TRADEWEB

Proposal 3: Advisory Vote on Executive Compensation
We are pleased to provide our stockholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of our named executive officers as disclosed in this Proxy Statement, including the Compensation
Discussion and Analysis and executive compensation tables.
In considering your vote, we urge you to review the information on our compensation policies and decisions regarding the named executive officers presented in the Compensation Discussion and Analysis, as well as the discussion regarding the
Compensation Committee in “Corporate Governance—Compensation Committee”.
The stockholder vote on this resolution will not be binding on management or the Board. However, the Board and the
Compensation Committee value the opinions of our stockholders and will review and consider the voting results when making future compensation decisions for our named executive officers. We expect the next advisory vote to approve the compensation of our named executive officers to be conducted at the 2027 Annual Meeting of Stockholders.
Our executive compensation program is designed to attract, retain and motivate highly skilled executives to drive long-
term performance and growth. We believe that investing in our talent through a market-based and flexible total compensation program has been critical to our success, enabling us to promote both short- and long-term profitable growth of the Company and achieve our ultimate goal of bringing value to our stockholders. Our compensation philosophy emphasizes creating an
“ownership mentality” to align our executives’ interests with those of our stockholders. To that end, our total compensation program is guided by the following principles: maintain a pay-for-performance culture; foster long-term alignment with stockholders; attraction and retention; and reflect internal equity considerations.
The text of the resolution in respect of Proposal 3 is as follows:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including in the Compensation
Discussion and Analysis, the executive compensation tables and related narrative disclosure, is hereby approved on an advisory basis.
The Board recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

2026 PROXY STATEMENT	31

Proposal 4: To Approve an Amendment to the Amended and
Restated Certificate of Incorporation (the “Certificate of
Incorporation”) to Limit the Liability of Certain Officers as
Permitted by Delaware Law and Make Certain Other Clarifying
Changes (the “Exculpation Amendment”)
Our Board has unanimously approved and declared advisable and resolved to recommend to the Company’s stockholders that they approve and adopt amendments to the Certificate of Incorporation to amend Article VIII thereof to provide for the elimination of monetary liability of certain officers of the Company in certain limited circumstances (together with certain other clarifying changes summarized below, the “Exculpation Amendment”). The current Article VIII already provides exculpation protections to our directors, and that will remain unchanged as a result of the Exculpation Amendment.
The following description is a summary only and is qualified in its entirety by reference to Appendix A to this proxy statement, which sets forth the Exculpation Amendment and marks those changes specifically, as described in Appendix A.
BACKGROUND ON AND SUMMARY OF THE EXCULPATION AMENDMENT
Under Section 102(b)(7) of the General Corporation Law of the State of Delaware (the “DGCL”), Article VIII of the
Certificate of Incorporation already eliminates the monetary liability of directors in accordance with the DGCL. Effective
August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit companies to include in their certificates of incorporation limitations of monetary liability for certain officers. Consistent with Section 102(b)(7) of the DGCL, as currently in effect, the Exculpation Amendment would only permit limiting the liability of the following officers: (i) the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) individuals who are or were identified in the corporation’s public filings as its most highly compensated officers; and (iii) individuals who, by written agreement with the corporation, consented to be identified as officers for purposes of accepting service of process (such officers from time to time specified in Section 102(b)(7) of the
DGCL, the “covered officers”).
The Exculpation Amendment would exculpate the covered officers only in connection with direct claims for breaches of the fiduciary duty of care brought by stockholders, including class actions. Consistent with Section 102(b)(7) of the DGCL as currently in effect, the Exculpation Amendment would not eliminate or limit liability with respect to any:
•claims brought by the Company itself;
•claims brought by stockholders in the name of the Company, such as derivative claims;
•claims involving breach of the duty of loyalty to the Company or its stockholders;
•claims involving acts or omissions not made in good faith or which involve intentional misconduct or knowing violations of the law; or
•claims involving transactions from which the covered officer derived an improper personal benefit.
For the avoidance of doubt, the current exculpation protections available to the Company’s directors under Article VIII of the Certificate of Incorporation would remain unchanged as a result of the Exculpation Amendment. Notwithstanding the foregoing, consistent with the language for exculpation of directors currently included in the Certificate of Incorporation, the
Exculpation Amendment also provides that if, at any time following the effectiveness of the Exculpation Amendment, the
DGCL is amended to authorize any further elimination or limitation of the personal liability of a corporation’s covered officers (including any change in the roles deemed to be covered officers for purposes of Section 102(b)(7) of the DGCL), then such liability shall be automatically eliminated or limited to the fullest extent permitted by the DGCL, as so amended, with respect to the Company’s covered officers (including with respect to any role newly deemed to be a covered officer for purposes of Section 102(b)(7) of the DGCL).
REASONS FOR THE EXCULPATION AMENDMENT
Our Board believes that it is important to extend exculpation protection to officers, to the fullest extent permitted by the
DGCL, in order to better position the Company to attract and retain qualified and experienced officers. In the absence of such protection, such individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit. Aligning the protections available to our officers with those available to our directors to the extent such protections are available under the DGCL would empower officers to exercise their business judgment in furtherance of stockholder interests without the potential for distraction posed by the risk of personal liability.

32	TRADEWEB

Proposal 4: Exculpation Amendment
Taking into account the narrow class and type of claims for which officers would be exculpated, and the benefits our
Board believes would accrue to the company and its stockholders—enhancing our ability to attract and retain talented officers and potentially reducing future litigation costs associated with frivolous lawsuits—our Board determined that the Exculpation
Amendment is in the best interests of the Company and its stockholders. In light of the foregoing, our Board adopted resolutions setting forth the Exculpation Amendment, declared the Exculpation Amendment advisable and in the best interests of the Company and our stockholders, approved and adopted the Exculpation Amendment, unanimously resolved to submit the Exculpation Amendment to our stockholders for approval and recommended that our stockholders adopt the Exculpation
Amendment.
The Exculpation Amendment would also make other technical, clarifying, and clean-up amendments to the Certificate, including removing the Certificate of Incorporation’s specific reference to the voting standard required under Section
242(b)(2) of the DGCL to approve an amendment to the Certificate of Incorporation that increases or decreases the authorized number of shares of the Company’s preferred stock or common stock (collectively, “authorized share capital”), as such voting standard would not apply to increases or decreases to the authorized share capital that are approved under Section 242(d) of the DGCL (“Section 242(d)”). Section 242(d) was recently added to the DGCL to (i) permit a corporation to amend its certificate to effect a forward stock split of a class of stock (and, in connection therewith, increase the number of authorized shares of such class of stock up to an amount proportionate with the stock split) without a vote of stockholders, if the corporation has only one class of stock outstanding and such class is not divided into series, or (ii) permit a corporation to increase or decrease the authorized number of shares of a class of stock, or to reclassify by combining the issued shares of a class of stock into a lesser number of issued shares (referred to as a “reverse stock split”) if, among other things, (i) the class of stock is listed on a national securities exchange and will meet the listing requirements of that exchange relating to the minimum number of holders immediately after the amendment becomes effective, and (ii) the votes cast “for” the amendment exceed the votes cast “against” the amendment at a meeting at which a quorum of the stockholders is present in person or by proxy. To avoid any confusion given recent amendments to the DGCL, the Certificate of Incorporation will also be amended to expressly provide that the Company does not intend to opt out of the provisions of Section 242(d) of the DGCL, and intends that Section 242(d) be applicable to the Company. These changes are clarifying changes only, to avoid potential interpretative questions relating to the application of Section 242(d).
EFFECT OF THE PROPOSAL
If our stockholders approve the Exculpation Amendment, it will become effective upon the filing of a Certificate of
Amendment to our Certificate of Incorporation setting forth the Exculpation Amendment with the Delaware Secretary of
State, which we anticipate doing as soon as practicable following stockholder approval of the Exculpation Amendment. The
Board reserves the right to elect to abandon the Exculpation Amendment, without further action by the stockholders, at any time before it becomes effective, even if it is approved by the stockholders. If the Board were to exercise such discretion, we will publicly disclose that fact, and the Company’s covered officers will not become subject to the foregoing exculpation protections. If our stockholders do not approve the Exculpation Amendment, Article VIII will remain unchanged, our covered officers will not become subject to the foregoing exculpation protections, and a Certificate of Amendment setting forth the
Exculpation Amendment will not be filed with the Delaware Secretary of State.
Approval of the Exculpation Amendment is not conditioned on the approval of the Federal Forum Selection
Amendment described in Proposal 5.
The Board recommends a vote “FOR” the approval of the Exculpation Amendment.

2026 PROXY STATEMENT	33

Proposal 5: To Approve an Amendment to the Certificate of
Incorporation to Add a Federal Forum Selection Provision for
Claims Arising Under the Securities Act of 1933, as Amended
(the “Federal Forum Selection Amendment”)
Our Board has unanimously adopted and declared advisable, and resolved to recommend to the Company’s stockholders that they approve and adopt, an amendment to Section 12.2 of Article XII of the Certificate of Incorporation to
add a federal forum provision for claims arising under the Securities Act of 1933, as amended (the “Securities Act” and such amendment together with the clean-up changes described below, the “Federal Forum Selection Amendment”). The Federal
Forum Selection Amendment would provide that, unless the Company, in writing, selects or consents to the selection of an alternative forum, the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. The Federal Forum Selection Amendment would also make clean-up changes to the existing Delaware forum selection provision already included in Section 12.2 of Article XII to make clear that current and former directors, officers, employees and stockholders are covered and that Securities Act claims are now addressed in a separate provision. Anyone who acquires or holds any interest in shares of capital stock of the
Company will be deemed to consent to these terms. The following description of the Federal Forum Selection Amendment is a summary only and is qualified in its entirety by reference to Appendix B to this proxy statement, which sets forth the
Federal Forum Selection Amendment and marks those changes specifically, as described in Appendix B.
REASONS FOR THE FEDERAL FORUM SELECTION AMENDMENT
Our Board believes that the Company and its stockholders will benefit from having any causes of action arising under the Securities Act being litigated in the federal district courts of the United States. The Federal Forum Selection Amendment
is intended to prevent plaintiff forum shopping and the related practice of filing parallel lawsuits in multiple jurisdictions.
In determining whether to adopt the Federal Forum Selection Amendment, the Board considered a number of factors, including the following:
•enabling the Company to avoid litigating actions on the same topic in both state and federal courts, with the associated duplication of litigation expenses, and the potential for inconsistent rulings;
•limiting forum shopping by plaintiffs’ lawyers in state courts;
•retaining the Company’s ability to consent to an alternative forum, if desired;
•avoiding having to address where an action may be brought, and instead focusing on underlying substantive rights or remedies; and
•facilitating the submission of Securities Act claims for resolution by federal courts, which have experience and expertise in adjudicating such claims.
The Federal Forum Selection Amendment is not being proposed in reaction to any specific litigation confronting the
Company and is being proposed on a prospective basis to help mitigate potential future harm to the Company and its stockholders from multi-forum litigation. Because the Federal Forum Selection Amendment permits Securities Act claims to be filed in any federal district court in any state, it should not materially impact the location or cost of filing Securities Act claims.
Our Board evaluated the Federal Forum Selection Amendment in light of the considerations described above. Based on these considerations, the Board adopted resolutions setting forth the Federal Forum Selection Amendment, declared the
Federal Forum Selection Amendment advisable and in the best interests of the Company and our stockholders, approved and adopted the Federal Forum Selection Amendment, unanimously resolved to submit the Federal Forum Selection Amendment to our stockholders for approval and recommended that our stockholders adopt the Federal Forum Selection Amendment.
EFFECT OF THE PROPOSAL
If our stockholders approve the Federal Forum Selection Amendment, it will become effective upon the filing of a
Certificate of Amendment to our Certificate of Incorporation setting forth the Federal Forum Selection Amendment with the
Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of the Federal
Forum Selection Amendment. The Board reserves the right to elect to abandon the Federal Forum Selection Amendment, without further action by the stockholders, at any time before it becomes effective, even if it is approved by the stockholders.
If the Board were to exercise such discretion, we will publicly disclose that fact, and no changes will be made to the
Certificate of Incorporation with respect to the selection of a federal forum for Securities Act claims. If our stockholders do not approve the Federal Forum Selection Amendment, Section 12.2 of Article XII will remain unchanged, no changes will be made to the Certificate of Incorporation with respect to the selection of a federal forum for Securities Act claims, and a

34	TRADEWEB

Proposal 5: Federal Forum Selection Amendment
Certificate of Amendment setting forth the Federal Forum Selection Amendment will not be filed with the Delaware Secretary of State.
Approval of the Federal Forum Selection Amendment is not conditioned on the approval of the Exculpation
Amendment described in Proposal 4.
The Board recommends a vote “FOR” the approval of the Federal Forum Selection Amendment.

2026 PROXY STATEMENT	35

Security Ownership of Certain Beneficial Owners and
Management
The following table sets forth information regarding the beneficial ownership of our Class A common stock and our
Class B common stock as of March 13, 2026 for:
•each person or entity who is known by us to beneficially own more than 5% of our Class A common stock or our Class B common stock;
•each of our directors and named executive officers; and
•all of our directors and executive officers as a group, all of our executive officers as a group and all of our directors as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on
115,779,908 shares of Class A common stock, 96,933,192 shares of Class B common stock, 18,000,000 shares of Class C common stock and 5,056,868 shares of Class D common stock outstanding as of March 13, 2026. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options or other rights, including the redemption rights described elsewhere in this Proxy Statement, held by such person that have vested or will vest within 60 days of March 13, 2026, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is c/o Tradeweb Markets Inc., 245 Park Avenue, New York, New York 10167.
Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Class A Common Stock (on a fully exchanged and converted basis)(1)		Class B Common Stock (on a fully exchanged basis)(2)		Combined Voting Power(3)
Name of beneficial owner	Number	%	Number	%	%
Certain Stockholders
Entities affiliated with LSEG(4)	119,921,521	50.9%	101,921,521	99.9%	89.9%
T. Rowe Price Associates, Inc.(5)	15,791,253	6.7%	—	—	1.4%
Named Executive Officers
Billy Hult(6)	94,605	*	—	—	*
Sara Furber(7)	13,231	*	—	—	*
Enrico Bruni(8)	159,697	*	—	—	*
Troy Dixon(9)	11,053	*	—	—	*
Justin Peterson(10)	51,808	*	—	—	*
Directors
Jacques Aigrain	7,492	*	—	—	*
Balbir Bakhshi(11)	—	—	—	—	—
Steven Berns	2,393	*	—	—	*
Scott Ganeles	12,414	*	—	—	*
Catherine Johnson(12)	—	—	—	—	—
Paula Madoff	13,455	*	—	—	*
Daniel Maguire(13)	—	—	—	—	—
Lisa Opoku	1,553	*	—	—	*
Rich Repetto	—	—	—	—	—
Rana Yared	1,323	*	—	—	*
All Executive Officers and Directors as a Group (17 persons)(14)	384,979	0.2%	—	—	*
All executive officers as a group (7 persons)(15)	346,349	0.1%	—	—	*
All directors as a group (11 persons)(16)	133,235	0.1%	—	—	*
*Represents less than 1.0% of outstanding shares or voting power, as applicable.

36	TRADEWEB

Security Ownership of Certain Beneficial Owners and Management
(1)Each Continuing LLC Owner (as defined herein) that holds LLC Interests also holds corresponding shares of Class C common stock or
Class D common stock, as the case may be. Each LLC Interest held by the Continuing LLC Owners is redeemable in accordance with the terms of the TWM LLC Agreement (as defined herein), at the election of such holder, for newly issued shares of Class A common stock or
Class B common stock on a one-for-one basis (and such holders’ shares of Class C common stock or Class D common stock, as the case may be, will be cancelled on a one-for-one basis upon any such issuance). The Continuing LLC Owners that hold shares of Class D common stock may also from time to time exchange all or a portion of their shares of our Class D common stock for newly issued shares of Class C common stock on a one-for-one basis (in which case their shares of Class D common stock will be cancelled on a one-for-one basis upon such issuance). Holders of Class B common stock may from time to time exchange all or a portion of their shares of our Class
B common stock for newly issued shares of Class A common stock on a one-for-one basis (in which case their shares of Class B common stock will be cancelled on a one-for-one basis upon any such issuance). The numbers of shares of Class A common stock beneficially owned and percentages of beneficial ownership set forth in the table assume that (i) all LLC Interests held by Continuing LLC Owners have been redeemed or exchanged for shares of Class A common stock (and the corresponding shares of Class C common stock and/or
Class D common stock, as the case may be, have been cancelled) and (ii) all shares of Class B common stock have been exchanged for shares of Class A common stock.
(2)Each Continuing LLC Owner that holds LLC Interests also holds a corresponding number of shares of Class C common stock or Class D common stock, as the case may be, and the Refinitiv Direct Owner owns shares of Class B common stock. Each LLC Interest held by
Continuing LLC Owners that hold shares of Class D common stock will be redeemable in accordance with the terms of the TWM LLC
Agreement, at the election of such holder, for newly issued shares of Class B common stock on a one-for one basis (and such holders’
shares of Class D common stock will be cancelled on a one-for-one basis upon any such issuance). The numbers of shares of Class B common stock beneficially owned and percentages of beneficial ownership set forth in the table assume that all LLC Interests of
Continuing LLC Owners that hold shares of Class D common stock have been exchanged for shares of Class B common stock (and the corresponding shares of Class D common stock have been cancelled).
(3)Percentage of combined voting power represents voting power with respect to all shares of our Class A common stock, Class B common stock, Class C common stock and Class D common stock, voting together as a single class. Each holder of Class B common stock and
Class D common stock is entitled to 10 votes per share and each holder of Class A common stock and Class C common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. Our Class C common stock and Class D common stock do not have any economic interests (where “economic interests” means the right to receive any dividends or distributions, whether cash or stock, in connection with common stock) associated with our Class A and Class B common stock.
(4)Reflects securities held directly by Refinitiv TW Holdings Ltd. and Refinitiv US PME LLC. Refinitiv US LLC is the controlling member of
Refinitiv US PME LLC. LSEGA, Inc. is the sole member of Refinitiv US LLC. LSEG US Holdco, Inc. is the sole shareholder of LSEGA, Inc.
and Refinitiv Parent Limited is the sole shareholder of LSEG US Holdco, Inc. IAG US LLC is a member of Refinitiv US PME LLC. Refinitiv
International Holdings S.à r.l. is the sole member of IAG US LLC. Refinitiv Netherlands Holdings BV is the sole shareholder of Refinitiv
International Holdings S.à r.l. Refinitiv UK (Rest of World) Holdings Limited is the sole shareholder of Refinitiv Netherlands Holdings BV.
Refinitiv UK Parent Limited is the sole shareholder of Refinitiv UK (Rest of World) Holdings Limited. LSEGA Jersey Limited is the sole shareholder of Refinitiv UK Parent Limited. Refinitiv Parent Limited is the sole shareholder of LSEGA Jersey Limited. London Stock
Exchange Group plc is the controlling shareholder of Refinitiv Parent Limited. LSEGA Limited and LSEGA2 Limited are shareholders of
Refinitiv Parent Limited and London Stock Exchange Group plc is the sole shareholder of each of LSEGA Limited and LSEGA2 Limited.
Each of the entities described in this footnote may be deemed to beneficially own the securities directly or indirectly controlled by such entities, but each (other than to the extent it directly holds securities as described herein) disclaims beneficial ownership of such securities.
(5)This information is based solely on a Schedule 13G/A filed by T. Rowe Price Associates, Inc. (“T. Rowe”) with the SEC on February 17,
2026, which reported ownership as of December 31, 2025. Of the 15,791,253 shares of our Class A common stock deemed beneficially owned, T. Rowe reported sole voting power as to 14,976,422 shares, shared voting power as to 0 shares and sole dispositive power as to
15,790,200 shares beneficially owned. The address of T. Rowe is 1307 Point Street, Baltimore, MD 21231.
(6)Includes 36,281 restricted stock units that have vested or will vest within 60 days of March 13, 2026. Mr. Hult is also a director of the
Company.
(7)Includes 13,231 restricted stock units that have vested or will vest within 60 days of March 13, 2026.
(8)Includes 79,697 shares of Class A common stock issuable upon exercise of options and restricted stock units, as applicable, that have vested or will vest within 60 days of March 13, 2026.
(9)Includes 10,507 restricted stock units that have vested or will vest within 60 days of March 13, 2026.
(10)Includes 9,366 restricted stock units that have vested or will vest within 60 days of March 13, 2026.
(11)Mr. Bakhshi is the Chief Risk Officer of LSEG and a member of LSEG's Executive Committee. Mr. Bakhshi disclaims beneficial ownership of any securities owned directly or indirectly by LSEG.
(12)Ms. Johnson is the Group General Counsel of LSEG and a member of LSEG’s Executive Committee. Ms. Johnson disclaims beneficial ownership of any securities owned directly or indirectly by LSEG.
(13)Mr. Maguire is Group Head, Capital Markets of LSEG, Chief Executive Officer of LCH Group (an affiliate of LSEG) and a member of
LSEG's Executive Committee. Mr. Maguire disclaims beneficial ownership of any securities owned directly or indirectly by LSEG.
(14)Includes 157,008 shares of Class A common stock issuable upon exercise of options and restricted stock units, as applicable, that have vested or will vest within 60 days of March 13, 2026.
(15)Includes 157,008 shares of Class A common stock issuable upon exercise of options and restricted stock units, as applicable, that have vested or will vest within 60 days of March 13, 2026.
(16)Includes 36,281 restricted stock units that have vested or will vest within 60 days of March 13, 2026. Includes Mr. Hult, who is both an executive officer and director of the Company.

2026 PROXY STATEMENT	37

Executive Officers of the Company
Set forth below is certain information regarding each of our current executive officers, including their age as of May 19,
2026, other than for Mr. Hult, whose biographical information is presented under “Proposal 1: Election of Directors”.
Enrico Bruni, 54, has served as Managing Director, Co-Head of Global Markets since January 2025. Prior to this, Mr.
Bruni served as Managing Director, Head of Europe and Asia Business of TWM LLC from February 2013 to December 2024 and in the same position at Tradeweb from April 2019 to December 2024. Mr. Bruni joined Tradeweb in 2002 and has been instrumental in developing the interest rate swaps business in Europe and Asia. Prior to joining Tradeweb, from 1995 to 2002,
Mr. Bruni was at J.P. Morgan where he worked in a number of business and product management roles across the markets division, with particular focus on their e-trading strategy. Mr. Bruni received a business management degree from L. Bocconi
University, Milan.
Amy Clack, 55, has served as our Chief Administrative Officer since August 2024 and served as of our Chief Risk
Officer from September 2025 to March 2026, overseeing a range of functions including market data, marketing and corporate communications, risk and compliance, business integration and corporate services. Prior to Tradeweb, Ms. Clack served as the Head of Strategy and Innovation for the Corporate and Investment Bank at Wells Fargo, a banking and financial services company, from October 2023 to August 2024. Prior to joining Wells Fargo, Ms. Clack spent 25 years at Credit Suisse, a global financial services company, from 1998 to October 2023 in a range of global management roles in the Investment Bank, including Head of Business Development, Chief Operating Officer, and Head of Strategy. She was also Chief Operating
Officer of Global Markets at Credit Suisse. Ms. Clack received a B.A. from the University of Delaware and a Master of Arts from New York University.
Troy Dixon, 54, has served as Managing Director, Co-Head of Global Markets since January 2025. Prior to Tradeweb,
Mr. Dixon was the Founder and Chief Investment Officer of Hollis Park Partners LP, an alternative asset manager that specializes in structured products, from 2013 to December 2024. Mr. Dixon has nearly 30 years of industry experience, including leading residential mortgage-backed securities trading at Deutsche Bank from 2006 to 2013 and UBS Inc. from
2002 to 2006. Mr. Dixon serves as a board member of Boys Hope Girls Hope, New Heights Youth Inc. and The Smithsonian
National Portrait Gallery. He also previously served on the Company’s Board from March 2023 to December 2024. He received a Bachelor of Arts degree from College of the Holy Cross.
Douglas Friedman, 55, has served as Chief Legal Officer since October 2025. Prior to this, Mr. Friedman served as
General Counsel and Secretary since Tradeweb’s formation and as the General Counsel of TWM LLC since November 2009, prior to which he served as the Assistant General Counsel of TWM LLC beginning in June 2005. Mr. Friedman oversees
Tradeweb’s global legal function, advising on key legal issues and strategic initiatives. In addition, Mr. Friedman is actively involved in regulatory discussions impacting global financial markets and is a member of the Federal Reserve Bank of New
York’s Treasury Market Practices Group. Prior to joining Tradeweb, Mr. Friedman worked in the litigation department of
King & Spalding LLP, an international law firm, from 2001 to 2005, where he focused on securities litigation and regulatory investigations. Prior to that, he worked at Cadwalader, Wickersham and Taft LLP and at Gibbons P.C. He received a B.A.
from the University of Michigan and a J.D. from Seton Hall University School of Law.
Sara Furber, 51, has served as Chief Financial Officer since September 2021. Prior to joining Tradeweb, Ms. Furber served as Chief Financial Officer of IEX Group, a U.S. equity exchange operator, from 2018 to 2021. As Chief Financial
Officer of IEX Group, Ms. Furber led the company’s finance function and oversaw its new business portfolio, including technology businesses such as the data platform IEX Cloud. Prior to joining IEX in 2016, she was a Managing Director at
Morgan Stanley and a member of its Management Committee. She held several senior executive positions at Morgan Stanley, including Chief Operating Officer for Wealth Management. Ms. Furber previously served as Chief Operating Officer for
Global Corporate and Investment Banking at Bank of America Merrill Lynch, after leading Investor Relations for Merrill
Lynch during the global financial crisis and through its merger with Bank of America. Ms. Furber began her career in investment banking in 1997. She holds a B.S. in Mechanical Engineering from Duke University.
Justin Peterson, 63, has served as Chief Technology Officer of Tradeweb since April 2020, and has served on TWM
LLC's Global Operating Committee since January 2014. Mr. Peterson joined TWM LLC in 1999 and served as Managing
Director, Head of Institutional Technology, from January 2008 to March 2020. Prior to joining Tradeweb, Mr. Peterson served as Vice President at Citibank from 1995 to 1999. Prior to that, he held positions at NYNEX Science and Technology and Hughes Aircraft Company. Mr. Peterson holds a B.S. in Engineering from Harvey Mudd College and a Ph.D. and M.S. in
Computer Science from the Georgia Institute of Technology.

38	TRADEWEB

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis, or CD&A, provides an overview of our executive compensation philosophy, objectives and design and each element of our executive compensation program with regard to the compensation awarded to, earned by or paid to our named executive officers (our “NEOs”), during 2025, as well as certain changes we have made to our executive compensation program since the end of 2025.
For 2025, our NEOs were:

NEO	Title
Billy Hult	Chief Executive Officer
Sara Furber	Chief Financial Officer
Enrico Bruni	Managing Director, Co-Head of Global Markets(1)
Troy Dixon	Managing Director, Co-Head of Global Markets(2)
Justin Peterson	Chief Technology Officer
(1) Mr. Bruni served as Managing Director, Head of Europe and Asia Business, until he was named as Managing Director, Co-Head of Global Markets effective as of January 21, 2025.
(2)Mr. Dixon was appointed as Managing Director, Co-Head of Global Markets effective as of January 21, 2025.
2025 Business Performance Highlights
We achieved strong financial and operational performance in 2025, reporting our 26th consecutive year of revenue growth in 2025. The breadth of our business played an important role in these results as we helped clients navigate macro environment challenges.
We are focused on balancing revenue growth and margin expansion to create long-term value and we have a track record of strong growth and financial performance. By expanding the scope of our platforms and solutions, building scale and integration across marketplaces and benefiting from broader network effects, we have been able to grow both our transaction volume and subscription-based revenues. Our 2025 results demonstrate that our investments in our network, technology and people continue to bring value to our stockholders and achieve our goal of long-term value creation.
Record volumes across asset classes translated into 18.9% annual revenue growth in 2025 on a reported basis and
17.5% on a constant currency basis*. The scale generated by our strong top-line results drove approximately 64 basis points of Adjusted EBITDA margin* expansion and 18.8% adjusted diluted earnings per share* growth. As our growth initiatives continued to scale, we maintained our tradition of consistent and focused organic investment.
Additional 2025 business highlights are described in the Proxy Summary of this Proxy Statement.
Determining Executive Compensation
Our executive team is critical to our success and to building value for our stockholders. Our executive compensation program is designed to attract and retain highly-skilled executives and to motivate our executive leadership team to drive long-term success and to reward financial performance and promote effective strategic leadership.
___________
*Adjusted EBITDA margin, adjusted diluted earnings per share and change in revenue on a constant currency basis are non-GAAP financial measures used by the Company to supplement information in our financial results. A reconciliation of these non-GAAP financial measures may be found in our Form 8-K filed with the SEC and our Annual Report on Form 10-K for the year ended December 31, 2025, both filed with the SEC on February 5, 2026. We also present certain growth information on a “constant currency” basis. Since our consolidated financial statements are presented in U.S. dollars, we must translate non-
U.S. dollar revenues and expenses into U.S. dollars. Constant currency growth, which is a non-GAAP financial measure, is defined as growth excluding the effects of foreign currency fluctuations. Constant currency information is calculated by translating the current period and prior period’s results using the annual average exchange rates for the prior period.

2026 PROXY STATEMENT	39

Executive Compensation
Key Governance Features of Executive Compensation Program
Our executive compensation program is grounded in governance and design features that serve stockholders’ long-term interests. We avoid certain practices that do not align with those interests.

What We Do	What We Don’t Do
Pay-for-performance. Approximately 93% of our Non-CEO
NEOs 2025 compensation is at-risk variable compensation.
70% of annual equity grants and cash bonuses made to all
NEOs for 2025 performance were tied directly to company
performance.
Hedging/pledging of Company stock. We prohibit our officers and directors from hedging, margining, pledging, short-selling or publicly trading options in our stock.
Encourage long-term outlook. NEOs receive grants of
performance-based restricted stock units (“PRSUs”) that vest based on achievement of three-year targets for Company
financial performance and performance-vesting stock units
(“PSUs”) that vest based on achievement of total shareholder return (“TSR”) targets over a three-year performance period.
Excise tax gross-ups. We do not pay excise tax gross-ups on change-in-control payments.
Rigorous performance goals. The Company establishes rigorous performance goals related to its incentive-based compensation plans, including the ability to out-perform target performance.	Repricing or exchange of underwater options. Under our omnibus equity plan, we specifically prohibit share repricing without stockholder approval.
Clawback policy. In accordance with Exchange Act Rule
10D-1, we maintain a robust clawback policy that requires the clawback of incentive compensation from executive officers in the event of a material misstatement of the financials. In
addition, the Compensation Committee has discretion to
clawback, from both executive officers and other employees,
other incentive-based compensation, including time-based
short-term or long-term equity or other incentive awards.
Dividend equivalents on unearned equity awards. Dividend equivalent rights accrued on equity awards are not paid until the underlying award itself vests and becomes payable.
Stock ownership guidelines. We have adopted stock
ownership guidelines applicable to senior management and
non-employee directors that encourage meaningful stock
ownership and increase alignment with stockholder interest.

Executive Compensation Philosophy and Objectives
Our executive compensation program is designed to attract, retain and motivate highly skilled executives to drive long-
term performance and growth. We believe that investing in our talent through a market-based and flexible total compensation program has been critical to our success, enabling us to promote both short- and long-term profitable growth of the Company and achieve our ultimate goal of bringing value to our stockholders. Our compensation philosophy emphasizes creating an
“ownership mentality” to align our executives’ interests with those of our stockholders. To that end, our total compensation program is guided by the following principles:

Maintain a pay-for- performance culture
Annual pay opportunities emphasize variable performance-based compensation with metrics aligned to the Company's financial results, stock price and business strategy, promoting a high degree of performance orientation in our executive compensation program.

Foster long-term alignment with stockholders
Outstanding equity awards in the form of annual time-vesting restricted stock units
(“RSUs”), PRSUs that vest based on Company financial performance and PSUs that vest based on TSR achievement, directly tie pay outcomes to value creation, aligning executive and stockholder interests. In addition, senior management and non-employee directors are subject to stock ownership guidelines.

Attraction and retention
Our executive compensation program provides overall target compensation that is intended to attract and retain high-caliber talent. In addition, our long-term incentive awards are granted on varying vesting schedules, continually ensuring that a portion of previously granted equity remains unvested.

Reflect internal equity considerations	Compensation decisions are made in the context of individual factors and pay equity, fostering growth and motivation through a flexible compensation design.
Compensation Determination Process
The Compensation Committee is responsible for establishing and overseeing the executive compensation arrangements for our executive officers, including our NEOs, as described above in the section titled “Corporate Governance—

40	TRADEWEB

Executive Compensation
Compensation Committee”. The Compensation Committee charter, which delineates the topics within the Compensation
Committee’s oversight role, is available on our website.
During 2025, the Compensation Committee met five times, along with, at the request of the Compensation Committee,
Mr. Hult, our Chief Legal Officer and other executives, as needed. In performing its duties, the Compensation Committee’s responsibilities and actions in 2025 included:
•Confirming achievement of performance goals in respect of (i) the annual bonus for Mr. Hult for the prior calendar year and (ii) equity awards granted in the prior calendar year, including the PRSUs.
•Reviewing and approving total compensation for the NEOs other than Mr. Hult with respect to the prior calendar year, including bonus allocations based on recommendations from Mr. Hult, and authorizing Mr. Hult to make reasonable adjustments to such amounts.
•Approving the methodology for determining the Company’s annual cash bonus program payout pool for NEOs other than Mr. Hult for the upcoming calendar year.
•Establishing performance goals for the upcoming calendar year for (i) PRSU grants, (ii) PSU grants and (iii) the annual cash bonus for Mr. Hult.
•Establishing a pool for annual equity grants for the upcoming calendar year and allocating equity grants from the pool to Mr. Hult.
Role of Compensation Consultants
During 2025, the Compensation Committee worked with ClearBridge Compensation Group (“ClearBridge”) to provide for an executive compensation program that was competitive, aligned executive incentives with stockholder interests and offered appropriate retention and performance incentives. The Compensation Committee reviews the independence of its compensation consultant annually and found no conflict of interest with ClearBridge during its 2025 independence review.
Peer Group
To assist in setting executive compensation for fiscal 2025, the Compensation Committee established, in consultation with ClearBridge, a compensation peer group to use as external context for assessing the Company’s pay level and practices.
To best inform pay decisions based on where the Company competes for talent, the Compensation Committee considered the following criteria for identifying peer companies:
•Business: companies in related industries and business areas or companies that compete with us for executive talent
(such as financial exchanges, electronic trading platforms and other related businesses, as well as fintech companies more broadly).
•Size: companies with comparable revenue and market capitalization.
•Peers of Select Companies/Groups: companies included in competitors’ peer groups and peers designated by shareholder advisory firms.
Based on the criteria above, the Compensation Committee selected the following peer group of companies to assist with compensation decisions for fiscal 2025.

Aspen Technology, Inc.	MarketAxess Holdings Inc.
BGC Group, Inc.	Morningstar, Inc.
BILL Holdings, Inc.	MSCI Inc.
Cboe Global Markets, Inc.	Nasdaq, Inc.
FactSet Research Systems Inc.	Q2 Holdings, Inc.
Fair Isaac Corporation	SEI Investments Company
Guidewire Software, Inc.	Virtu Financial, Inc.
Interactive Brokers Group, Inc.
Internal Pay Equity
During 2025, we conducted our internal annual pay equity analysis in furtherance of our commitment to having our employees in similar job levels paid fairly based on justifiable compensation factors, such as tenure and performance, and not on discriminatory factors, such as gender and race. Across all levels, we concluded that, based on our analysis, employees were fairly paid, with employee gender and race not materially affecting pay.

2026 PROXY STATEMENT	41

Executive Compensation
“Say-on-Pay” Vote and Stockholder Engagement
The say-on-pay vote is one of our opportunities to receive feedback from stockholders regarding our executive compensation program. Our last say-on-pay vote was held at our 2025 Annual Meeting, which received support from approximately 99% of the outstanding shares entitled to vote on the proposal. The Compensation Committee considers this vote to signify a strong level of support by our shareholders of our current compensation policy and design. As such, we will maintain our current core compensation policies in order to continue to effectively align our executives’ interests with those of our shareholders. The Board has adopted a one-year frequency for our say-on-pay vote. Consistent with this, we are presenting a say-on-pay vote at this Annual Meeting. Please see “Proposal 3: Advisory Vote on Executive Compensation” for
further information.
Principal Elements of Executive Compensation
The principal elements of our executive compensation program during 2025 included base salary, annual cash bonus tied to performance metrics, long-term incentive awards and other benefits and perquisites. Our executive compensation program consists of a mix of fixed and variable pay elements, with the latter tied to both short- and long-term company success. Performance-based pay elements are linked to goals that we believe are rigorous and will deliver both year-over-year and long-term increases in stockholder value.
The elements of total direct executive compensation for our NEOs and their key objectives are summarized below.

Element	Form	Pay Philosophy/Objectives	Key Features
Base Salary	Cash	Attract and retain top talent.	• Fixed cash amount.
Annual Cash Bonus	Cash	Reward strong Company and individual performance against important short-term goals.
•At-risk variable compensation.
•For the Chief Executive Officer, based on
achievement of specified annual Company
financial performance goals, which are pre-
determined by the Compensation Committee.
•For NEOs other than the Chief Executive
Officer, based on a bonus pool, which is
determined based on achievement of annual
Company financial performance goals.
•Allocations from the pool are determined
based on individual and Company
performance by recommendation to the
Compensation Committee from the Chief
Executive Officer.

Long-Term Incentive Awards	Equity (RSUs)	Encourages retention and rewards the creation of stockholder value over time.	•At-risk variable compensation. •Annual grant of RSUs that vest annually over a three-year period, subject to continuous service.
Equity (PRSUs)
Promotes performance, supports retention
and creates long-term stockholder value
and stockholder alignment by creating an
“ownership mentality” by tying vesting of the
award to long-term Company financial
performance.

•At-risk variable compensation.
•Annual grant that vests following the end of
the three-year performance period and
requires continuous service throughout the
entire period.
•Vest based on achievement of three-year
compound annual growth rate (“CAGR”)
targets for constant currency[1] revenue growth[2]
and constant currency[1] Adjusted EBITDA[3].

	Equity (PSUs)	Promotes long-term alignment between executive officers’ incentives and stockholder interests by tying vesting of the award to total shareholder return.
•At-risk variable compensation.
•Annual grant that vests following the end of
the three-year performance period and
requires continuous service throughout the
entire period.
•Target award may be modified based on
achievement of absolute total shareholder
return targets during the last year of the three-
year performance period.

(1)“Constant currency” means results excluding the effects of foreign currency fluctuations and is calculated by translating the current period and prior period’s results using the annual average exchange rates for the prior period.

42	TRADEWEB

Executive Compensation
(2)“Constant currency revenue growth” means total revenue change excluding the effects of foreign currency fluctuations. Total revenue excluding the effects of foreign currency fluctuations is calculated by translating the current period and prior period’s total revenue using the annual average exchange rates for the prior period.
(3)“Constant currency Adjusted EBITDA” means net income before interest income, interest expense, provision for income taxes and depreciation and amortization, adjusted for the impact of certain other items, including merger and acquisition transaction and integration costs, certain stock-based compensation expense and related payroll taxes, tax receivable agreement liability adjustments, unrealized gains and losses from outstanding foreign currency forward contracts, gains and losses from the revaluation of foreign denominated cash and other income and loss, each determined on a constant currency basis.
Constant currency Adjusted EBITDA, constant currency Adjusted EBITDA margin (presented below in “—Fiscal 2025
Compensation Program in Detail—Annual Cash Bonus—Chief Executive Officer”) and constant currency revenue growth are non-GAAP financial measures used by the Company to supplement information in our financial results. A reconciliation of these non-GAAP financial measures may be found in our Form 8-K filed and our Annual Report on Form 10-K for the year ended December 31, 2025, both filed with the SEC on February 5, 2026.
The Company also provided certain benefits and perquisites as described more fully under the heading “—Fiscal 2025
Compensation Program in Detail—Other Benefits and Perquisites—Perquisites and Other Personal Benefits”.
In 2025, the Compensation Committee did not maintain a formal policy or formula for allocating the mix of compensation in order to maintain flexibility to respond to business needs and shifts in the marketplace. However, in
September 2025, the Compensation Committee determined, in consultation with ClearBridge, that it would be appropriate to establish a formula for allocating the mix of compensation beginning in the 2026 performance year, as follows: for the CEO, total compensation would be awarded approximately 80% in equity and 20% in cash, and for the other NEOs, total compensation would be awarded approximately 60% in equity and 40% in cash.
The charts below illustrate the allocation of the principal compensation components discussed above for our NEOs for fiscal 2025.
KEY ELEMENTS OF OUR FISCAL YEAR 2025 COMPENSATION PROGRAM
95%
AT-RISK PAY
93%
AT-RISK PAY
The amounts included in the above charts are based on (1) grant-date fair values for long-term incentive equity awards, as disclosed in the Summary Compensation Table below, (2) target cash bonus compensation for Mr. Hult and (3)
actual bonuses earned in 2025 for all other NEOs.

2026 PROXY STATEMENT	43

Executive Compensation
Fiscal 2025 Compensation Program in Detail
Base Salary
We believe that base salary plays an important role in attracting and retaining top executive talent by providing them with a fixed level of compensation commensurate with the executive’s skill, responsibilities, competencies, experience and performance. For 2025, the Compensation Committee reviewed the base salaries of all NEOs, taking into account an executive’s promotion, increase in scope of responsibilities, peer group benchmarking data and other factors. As such, the
Compensation Committee determined to (i) increase Mr. Hult’s base salary in recognition of his strong performance to drive business results, (ii) increase Mr. Bruni’s base salary due to his promotion to Managing Director, Co-Head of Global Markets and (iii) keep base salaries for each other NEO in 2025 consistent with base salaries in 2024, as set forth below.

NEO	Base Salary at December 31, 2024	Base Salary at December 31, 2025	Percent Increase
Billy Hult	$750,000	$1,000,000	33%
Sara Furber	$600,000	$600,000	—%
Enrico Bruni	£300,000	£400,000	33%
Troy Dixon	$—	$500,000	N/A
Justin Peterson	$400,000	$400,000	—%
Annual Cash Bonus
Chief Executive Officer
Mr. Hult is party to an employment agreement with TWM LLC (described further below in the section titled “Executive
Compensation Tables—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—
Employment Agreements with Our Named Executive Officers”) pursuant to which he is entitled to an annual cash bonus based on Company performance. For calendar year 2025, Mr. Hult had a target bonus opportunity of $3,000,000.
Achievement of the annual bonus is based on the Company’s attainment of certain performance goals set annually by the
Compensation Committee. The Compensation Committee sets the target performance goals each year based on the budget that is approved by the Board in the preceding quarter, reflecting a rigorous goal for the Company designed to motivate executives and drive performance. The maximum performance goals are set at a level that represents significant out performance versus target, while thresholds are set at a level that still represents meaningful year-over-year growth. The actual amount paid to Mr. Hult can be greater or less than the target bonus depending on the extent to which these goals are achieved (or exceeded) using straight-line interpolation between target and achievement above or below, as applicable, target amounts. The total payout can range from 0% to 150% of target. For 2025, achievement of the annual bonus was based 50%
on attainment of target constant currency revenue growth versus prior year achievement and 50% on attainment of target constant currency Adjusted EBITDA margin, which was calculated as Adjusted EBITDA divided by revenue for the applicable period, each determined on a constant currency basis. We believe that constant currency Adjusted EBITDA margin and constant currency revenue growth are objective and important metrics to measure the underlying performance of the business and therefore relevant for purposes of establishing performance goals for executive compensation. The table below sets forth the relevant pay-for-performance scales for calendar year 2025.

Level of Performance Achieved	Constant Currency Revenue Growth (50% of Bonus)	Payout as a Percentage of Target Bonus(1)	Constant Currency Adjusted EBITDA Margin (50% of Bonus)	Payout as a Percentage of Target Bonus(1)

Threshold	3.0%	0%	49.9%	0%
Target	14.1%	50%	53.4%	50%
Maximum	15.1%	75%	53.6%	75%
(1)For actual performance achieved between goals, payout as a percentage of target bonus is calculated on a straight-line interpolation basis between threshold, target and maximum performance, as applicable.
Based on 2025 Company performance, as confirmed by the Compensation Committee, the Company achieved constant currency revenue growth of 17.5% and constant currency Adjusted EBITDA margin of 53.8%, resulting in 75% payout
(reflecting maximum achievement) with respect to the constant currency revenue growth portion of the annual bonus target and 75% payout (reflecting maximum achievement) with respect to the constant currency Adjusted EBITDA margin portion of the annual bonus target. This outcome is reflective of the Company’s strong financial and operational performance in 2025,

44	TRADEWEB

Executive Compensation
as described above in the section titled “Compensation Discussion and Analysis—2025 Business Performance Highlights.”
As such, Mr. Hult was entitled to a bonus at 150% of his target bonus amount, resulting in an earned bonus of $4,500,000.
NEOs other than the Chief Executive Officer
Ms. Furber, Mr. Bruni, Mr. Dixon and Mr. Peterson were each eligible to receive a cash bonus pursuant to the
Company’s general employee cash bonus program for 2025. Each year, the Compensation Committee approves the methodology for determining the maximum size of the cash bonus pool for the upcoming year eligible for annual bonus grants to employees other than the Chief Executive Officer. The maximum size of the bonus pool is increased or decreased based on achievement of specified Company performance goals. In 2025, for achievement above target (set at 14.1% constant currency revenue growth), the bonus pool could increase up to $0.25 per $1.00 of constant currency revenue growth. For achievement below target, the bonus pool must decrease a minimum of $0.15 per $1.00 of constant currency revenue growth missed. For full-year constant currency revenue growth above or below target, a straight-line interpolation between target and achievement above or below, as applicable, the target amount is used to calculate the bonus amount. The bonus pool does not have a “cap” or “floor” for achievement above or below target. We believe that the annual cash bonus program provides important incentives to motivate achievement of the Company’s goals for the forthcoming fiscal year. We do not provide for guaranteed bonus payouts for NEOs (except for historical bonuses in the year of the individual’s hire). Based on 2025 performance, the Company exceeded its target with constant currency revenue growth of 17.5%, resulting in a bonus pool above the target pool.
Allocations of awards from the bonus pool are based on individual considerations, including individual performance, as well as Company performance as a whole. The Company does not allocate bonuses based on set metrics in order to provide for a flexible bonus program designed to reward individual accomplishments. Individual considerations may include, but are not limited to, the executive’s ability to manage expenses within a forecasted budget and, as applicable, achieve forecasted revenue projections. In 2025, Mr. Hult recommended an initial proposed bonus allocation for each executive officer, which amount was approved by the Compensation Committee. The Compensation Committee also authorized Mr. Hult to make such reasonable adjustments to those amounts for executive officers as he deemed appropriate based on an executive officer’s performance and the remainder of cash left in the general bonus pool. In addition to the Company’s strong financial performance, individual considerations when allocating bonuses for 2025 included, but were not limited to: (i) for Ms. Furber, her leadership across a wide range of areas, including corporate development, as well as her ongoing transformation of the
Finance function, (ii) for Mr. Bruni, his continued management of the international business to record revenue results, and
(iii) for Mr. Peterson, his strategic focus on delivering innovative technological solutions, including in the digital asset space.
Mr. Dixon’s offer letter provided a guaranteed cash bonus amount of $2,000,000 for 2025. The Committee and Mr. Hult determined to increase Mr Dixon’s 2025 cash bonus amount, as disclosed below, due to his strong commercial impact and effective leveraging of client relationships to drive business growth.
In light of their individual performance with respect to each of Ms. Furber, Mr. Bruni, Mr. Peterson and pursuant to Mr.
Dixon’s offer letter with respect to Mr. Dixon, in each case as described above, each executive received final bonus amounts as reflected in the table below for calendar year 2025. The final bonuses for each individual were approved by the
Compensation Committee and adjusted by Mr. Hult in his reasonable discretion as described above.

NEO	Final FY25 Annual Cash Bonus Earned
Sara Furber	$2,430,000
Enrico Bruni	$2,502,016	(1)
Troy Dixon	$2,300,000	(2)
Justin Peterson	$1,600,000
(1)Amount for Mr. Bruni was received in British pounds and is reflected in U.S. dollars based on a conversion rate of 1.2781.
(2)In addition to his annual cash bonus, Mr. Dixon also received a one-time signing cash bonus in consideration of his forfeiture of certain income and interests provided by his previous employer, as described in the section titled “Executive Compensation
Tables—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table”.

2026 PROXY STATEMENT	45

Executive Compensation
Long-Term Equity Incentives
The main objectives of our long-term equity incentive program are to: (1) incentivize our executives to work toward the achievement of both our short- and long-term performance goals, (2) provide competitive compensation opportunities in order to attract and retain key individuals, (3) promote retention of executives through multi-year vesting periods and (4) create strong alignment with stockholders’ interests by fostering an “ownership mentality” among our executives. We believe these objectives are accomplished through the equity compensation program described below.
2019 Omnibus Equity Incentive Plan
Each year, the Compensation Committee establishes an aggregate pool for equity awards to be granted to employees for that year. The Compensation Committee then allocates awards under that pool to the Chief Executive Officer based on his performance for the prior year. For all other NEOs, the Chief Executive Officer recommends allocations based on the executive’s performance for the prior year, taking into consideration their annual cash bonus amounts for such year and the
Compensation Committee reviews and approves such amounts. For 2025, equity awards included RSUs, PRSUs and PSUs under the Tradeweb Markets Inc. 2019 Omnibus Equity Incentive Plan (the “Equity Plan”), the material terms of which are described below.
RSUs
The Company awards RSUs to executives under the Equity Plan. The RSUs vest annually over three years from the grant date contingent on the executive’s continued employment on the applicable vesting date. The RSUs are settled in Class
A common stock on the first trading date following the date of vesting and accumulate dividend equivalent rights from the grant date.
PRSUs
In addition to RSUs, the Company also awards PRSUs to executives under the Equity Plan. Each year, the
Compensation Committee establishes financial performance goals for the applicable plan year and the number of PRSUs ultimately earned pursuant to each award is based on the extent to which the performance goals are achieved, referred to as a performance modifier. The performance modifier is based on the Company’s financial performance during the applicable performance period.
The performance modifier for PRSU grants made in calendar year 2025 was based 50% on a three-year CAGR target for constant currency revenue growth and 50% on a three-year CAGR target for constant currency Adjusted EBITDA growth for the performance period of January 1, 2025 to December 31, 2027. Achievement of goals through the performance period and the potential performance modifier based on achievement of these goals ranges from 0% (minimum) to 250% (maximum)
of the target (100%) award amount. There will be no payouts on any measure for performance below threshold and payouts will not be increased for performance above maximum. We believe that constant currency Adjusted EBITDA and constant currency revenue growth are important metrics to measure the underlying performance of the business and therefore relevant for purposes of establishing performance goals for executive compensation. In addition, the three-year performance period applicable to our PRSUs increases the alignment of the executives’ interests with stockholders to incentivize long-term financial performance and value creation. We strive in all cases to establish rigorous performance goals for the Company to motivate executives and drive performance above budget. Target achievement is set at rigorous levels based on the
Company’s internal forecasting and budgeting processes. The maximum performance goals for the 2025 PRSUs were set at a level that represented significant outperformance versus budget, while thresholds were set at a level that still represented meaningful year-over-year growth.
The PRSUs will vest following the end of the performance period. The performance modifier is applied to all vested
PRSUs at the time of settlement, which will occur after finalization of the Company’s audited financial statements for the final fiscal year of the performance period.
PRSUs granted to the NEOs are settled exclusively in Class A common stock, less any withholding and employment taxes associated with the settlement of the PRSUs. In addition, the PRSUs accumulate dividend equivalent rights in respect of any dividends paid on the Class A common stock (on a one Class A common stock to one PRSU basis) from January 1 of the applicable calendar year in which the relevant award was granted through the relevant vesting date. To the extent the PRSUs that gave rise to any dividend equivalent right are forfeited upon a termination, those dividend equivalent rights will also be forfeited. Dividend equivalent rights accumulated and not forfeited are added to, and are paid at the same time and in the same form as, payments in respect of the related PRSUs as set forth above.
PSUs
Further, the Company awards PSUs to executives under the Equity Plan. PSUs are performance-based restricted stock units that vest based on market conditions. PSUs cliff vest on January 1 of the third calendar year from the calendar year of

46	TRADEWEB

Executive Compensation
the grant date. The number of shares of Class A common stock that an executive will receive upon vesting is determined by a performance modifier, which is adjusted as a result of the Company’s total shareholder return over a three-year performance period. The performance modifier can vary between 0% (minimum) and 250% (maximum) of the target (100%) award amount. The grant date fair value of the PSUs is determined using the Monte Carlo simulation model. The Committee believes that the three-year performance period applicable to the PSUs increases the alignment of the executives’ interests with stockholders to incentivize long-term value creation. The TSR targets for the PSU grants made in 2025, and the applicable performance modifier based on achievement of those targets, are as follows:

Performance Level	Cumulative Absolute TSR for the Performance Period	Performance Modifier(1)
Below Threshold	Less than 15%	0%
Threshold	Equal to 15%	50%
Target	Equal to 30%	100%
Maximum	Equal to or Greater Than 50%	250%
(1)For actual performance achieved between goals, the performance modifier will be determined based on straight-line interpolation between maximum, target, threshold and below threshold performance, as applicable.
The achievement of the performance modifier for the PSUs will be determined based on the Company’s highest average closing price of the Class A common stock for any consecutive 20-trading day period during the last calendar year of the performance period.
PSUs granted in 2023 vested on January 1, 2026, following the end of their three-year performance period. The 2023
PSUs vested and were settled based on a performance modifier of 250% of the target award, which represented maximum achievement based on the Cumulative Absolute TSR (as defined in the respective grant agreement) of greater than or equal to
50%.
The table below sets forth the RSUs, PRSUs and PSUs granted to the NEOs in 2025, other than Mr. Dixon. In light of his commencement of employment in January 2025, Mr. Dixon was not eligible for the 2025 equity grants applicable for other NEOs, and instead received a one-time equity award of restricted stock units valued at approximately $4,000,000 on the date of grant of his award pursuant to the terms of his offer letter. All other NEOs were awarded a target grant value for their
2025 equity grants as approved by the Compensation Committee. The number of RSUs and PRSUs awarded was determined based on the closing price of the Class A common stock on the date prior to the grant date. The number of PSUs awarded was determined based on the trailing 20-trading day average of the closing price of the Class A common stock through the grant date. The number of PRSUs and PSUs included in the table below is based on a 100% performance modifier, which was the target achievement at the time of grant (with the target amount being delivered 1/3 in RSUs, 1/3 in PRSUs and 1/3 in PSUs).
We believe that the mix of RSUs, PRSUs and PSUs granted to our NEOs directly correlates to our compensation objectives and philosophy. By linking the performance modifiers to important metrics of Company business performance and total shareholder return, the NEOs’ interests are aligned with those of stockholders to drive revenue and margin growth and create long-term value.

NEO	2025 PRSUs(1) (#)	Approved Value of PRSUs at Time of Grant(2)	2025 PSUs (#)(3)	Approved Value of PSUs at Time of Grant(2)	2025 RSUs (#)(1)	Approved Value of RSUs at Time of Grant(2)	Aggregate Approved Value of PRSUs, PSUs and RSUs at Time of Grant(2)
Billy Hult	30,682	$4,166,667	31,243	$4,166,666	30,682	$4,166,667	$12,500,000
Sara Furber	9,860	$1,339,000	10,040	$1,339,000	9,860	$1,339,000	$4,017,000
Enrico Bruni	9,638	$1,308,844	9,814	$1,308,843	9,638	$1,308,844	$3,926,531
Justin Peterson	6,728	$913,750	6,851	$913,750	6,728	$913,750	$2,741,250
(1)The number of 2025 RSUs and PRSUs granted was determined based on a price of $135.80, which was the closing price of the
Class A common stock on the trading day prior to the grant date.
(2)Approved grant values shown above differ from the values shown in the Summary Compensation Table and Grants of Plan-Based
Awards tables, which present value based on the fair value on the grant date in accordance with Financial Accounting Standard
Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) and also reflect rounding differences in the number of RSUs, PRSUs and PSUs granted.
(3)The number of 2025 PSUs granted was determined based on a price of $133.36, which was the trailing 20-trading day average of the closing price of the Class A common stock through the grant date.

2026 PROXY STATEMENT	47

Executive Compensation
The RSUs, PRSUs and PSUs awarded to our NEOs provide for accelerated vesting upon the occurrence of certain events, such as certain terminations of employment or a change in control, as described below in the section titled “Executive
Compensation Tables—Potential Payments upon Termination or Change in Control”. For a description of RSUs, PRSUs and
PSUs held by NEOs that were outstanding under the Equity Plan as of the end of 2025, see the table titled “Executive
Compensation Tables—Outstanding Equity Awards at Fiscal Year-End”.
Legacy Equity Plan—Options
As of December 31, 2025, Mr. Hult and Mr. Bruni each held awards under the Amended and Restated Tradeweb
Markets Inc. 2018 Share Option Plan (previously the TWM LLC 2018 Share Option Plan, which is a pre-IPO plan that was amended and restated at the time of our IPO) (the “Option Plan”).
Prior to our IPO, each of Mr. Hult, Mr. Bruni and Mr. Peterson was granted options to purchase Class A common stock
(the “Options”) under the Option Plan, which vested based on continued employment and achievement of Company performance goals through the end of 2021. The Options are all fully vested. For a description of Options held by NEOs that were outstanding as of the end of 2025, see the table titled “Executive Compensation Tables—Outstanding Equity Awards at
Fiscal Year-End”.
Other Benefits and Perquisites
Retirement Plans
The Company maintains a tax-qualified defined contribution plan (the “401(k) Plan”) that provides retirement benefits to employees, including matching contributions. Each of Mr. Hult, Ms. Furber, Mr. Dixon and Mr. Peterson was eligible to participate in the 401(k) Plan on the same terms as other participating employees in 2025. Mr. Bruni was eligible to participate in the Company’s contributory pension scheme for employees located in Europe on the same terms as other participating employees in 2025.
Perquisites and Other Personal Benefits
The Company provides the NEOs with perquisites and other personal benefits, or an allowance for certain perquisites, that it believes are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain key individuals. Such perquisites and benefits include (i) financial planning services, (ii) executive life insurance,
(iii) group life insurance, (iv) executive long-term disability insurance, (v) excess liability insurance and (vi) in the case of
Mr. Bruni only, reimbursement of annual club membership dues.
Other Matters
Stock Ownership Guidelines
We believe that it is in the best interests of our stockholders for our senior management, including our NEOs, and our non-employee directors to maintain a significant ownership position in the Company to create alignment with our stockholders. Therefore, in December 2024, the Compensation Committee adopted stock ownership guidelines applicable to our senior management and non-employee directors.
The ownership guidelines require our senior management, including each NEO, and non-employee directors to hold shares of Class A Common Stock with an aggregate value of at least a specified multiple of base salary, or, in the case of non-
employee directors, annual cash retainer for service as a director (excluding additional retainers for committee service or board leadership) as follows:

Participants	Multiple of Salary/Retainer

Chief Executive Officer	6X
Chief Financial Officer	3X
Other Executive Officers	2X
Non-Employee Directors	5X
Individuals subject to these guidelines have until December 2029 (the fifth anniversary of the effective date of the guidelines) to maintain the requisite ownership in order to be in compliance. Any participants who become subject to the guidelines following the date of adoption of the guidelines have five years from the time they become a participant to meet the applicable guideline. Shares counting toward the guideline include directly owned shares of Class A common stock and vested and unvested RSUs. PRSUs and PSUs do not count for purposes of share ownership until vested. Unexercised stock

48	TRADEWEB

Executive Compensation
options do not count for purposes of share ownership. As of March 2026, each NEO was in compliance with the Stock
Ownership Guidelines, although compliance is not required until December 2029.
Clawback Policy
The Compensation Committee adopted an Omnibus Clawback Policy, effective as of October 2, 2023, in accordance with Exchange Act Rule 10D-1 and Nasdaq listing standards. The Omnibus Clawback Policy applies to current and former executive officers of the Company as defined in Rule 10D-1, including the NEOs, and is administered by the Compensation
Committee. In the event that the Company is required to prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under U.S. federal securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, it is the
Company’s policy to recover incentive-based compensation awarded to executive officers that was calculated and paid based on erroneous financial statements. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement. Other incentive-based compensation, including time-based short-term or long-term equity or other incentive awards, may also be recovered in the
Compensation Committee’s discretion. The Omnibus Clawback Policy is available as an exhibit to our 2025 Annual Report on Form 10-K.
Securities Trading Policy
The Board adopted a securities trading policy (the “Securities Trading Policy”), which governs the purchase, sale and other dispositions of our securities by directors, officers and employees (including, as applicable, their family members and controlled entities, in each case, as defined in the Security Trading Policy) and the Company and is designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards. Among other things, the
Securities Trading Policy prohibits all employees from engaging in transactions involving the Company’s stock while an individual is in possession of material nonpublic information about the Company or its securities and provides for trading windows and pre-clearance processes that apply to certain covered individuals. In addition, it prohibits our directors, officers or employees and certain other covered persons (as identified in the Securities Trading Policy) from (i) trading in options, warrants, puts, calls or similar instruments on the Company’s securities or engage in short shares, (ii) engaging in any transactions (including variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of the Company’s equity securities and (iii) purchasing the Company’s securities on margin, borrowing against any account in which the Company’s securities are held, or pledging the Company’s securities as collateral for a loan, without first obtaining pre-clearance. The Securities Trading Policy is available as an exhibit to our 2025
Annual Report on Form 10-K.
Tax and Accounting Considerations
The Compensation Committee considers tax and accounting implications in its executive compensation determinations, although in some cases, other important considerations may outweigh tax or accounting considerations and the Compensation
Committee maintains the flexibility to compensate its officers in accordance with the Company’s compensation philosophy.
Fiscal 2026 Compensation Decisions
In January 2026, the Compensation Committee determined that Mr. Hult’s 2026 annual cash bonus will be based on constant currency revenue growth (50%) and constant currency Adjusted EBITDA margin (50%) with a maximum payout level of 150%, consistent with 2025, and that the 2026 annual cash bonus pool for employees other than the CEO will be determined based on constant currency revenue growth. The Compensation Committee also determined that the long-term incentive compensation design for 2026 for the NEOs would be consistent with 2025.
Following a review of market practice, and in connection with changes in the Company’s compensation program with respect to shifts in the equity v. cash mix for executives, among other items, in February 2026, the Compensation Committee approved or modified certain compensatory arrangements with its executive officers. The Compensation Committee approved the Amended and Restated Executive Severance Policy, effective as of February 5, 2026 (the “A&R Executive Severance
Policy”). The A&R Executive Severance Policy amends and restates the prior Executive Severance Policy (as described below in the section titled “Executive Compensation Tables—Potential Payments upon Termination or Change in Control”) in its entirety. Pursuant to the A&R Executive Severance Policy, Eligible Employees (defined as the Chief Executive Officer, any member of the Executive Committee of the Company and any other employee whose employment agreement indicates that the A&R Executive Severance Policy applies) are eligible to receive a Severance Amount (as defined below) upon a
Qualifying Termination (defined as a termination by the Company for any reason other than cause, death or disability, or a resignation by the Eligible Employee for good reason). The “Severance Amount” is an amount equal to (i) accrued

2026 PROXY STATEMENT	49

Executive Compensation
compensation, plus (ii) one times the Eligible Employee’s base salary, payable in equal installments on the Company’s payroll dates during the one year period following the Termination Date, plus (iii) one and a half times the sum of (A) the
Eligible Employee’s base salary and (B) the average actual bonus paid to the Eligible Employee in the three fiscal years preceding the date of termination, paid no later than 60 days following the execution of a release agreement. An Eligible
Employee is also entitled to receive reimbursements for the excess costs of COBRA continuation for one year following the termination date. Mr. Hult continues to be entitled to severance pursuant to the terms of his employment agreement and not the A&R Executive Severance Policy, as described below in the section titled “Executive Compensation Tables—Potential
Payments upon Termination or Change in Control”.
In addition, in February 2026, the Compensation Committee approved amendments (the “Executive Equity Agreement
Amendments”) to existing outstanding RSU (other than Mr. Hult), PSU and PRSU grant agreements for members of the
Executive Committee of the Company (the “Executive Equity Agreements”). Pursuant to the Executive Equity Agreement
Amendments, upon a qualifying retirement (with a minimum of six months advance notice), a termination without cause, a termination on account of death or disability (each, a “Qualifying Termination”) or a resignation with good reason, in each instance, by a member of the Executive Committee of the Company, all outstanding and unvested PRSUs and PSUs, as applicable, will fully vest. RSUs, which terms already provide for full vesting upon a Qualifying Termination, will also fully vest on a resignation for good reason. Mr. Hult’s outstanding RSUs already provide for full vesting on such events. The
PRSUs, PSUs and RSUs will continue to settle upon the scheduled settlement dates. All other terms applicable to the RSUs,
PRSUs and PSUs, as disclosed herein are unchanged. All equity grants to be made to the Executive Committee members in
2026 and thereafter will be made pursuant to similar terms.
Finally, in September 2025, the Compensation Committee, in consultation with ClearBridge, approved the following peer group for purposes of benchmarking the Company’s 2026 performance year executive compensation program, based on the criteria set forth above under “—Compensation Determination Process—Peer Group”. The peer group for 2026 performance year is the same as for 2025, with the exception that Aspen Technology, Inc. was removed from the list because it was acquired.

BGC Group, Inc.	MarketAxess Holdings Inc.
BILL Holdings, Inc.	Morningstar, Inc.
Cboe Global Markets, Inc.	MSCI Inc.
FactSet Research Systems Inc.	Nasdaq, Inc.
Fair Isaac Corporation	Q2 Holdings, Inc.
Guidewire Software, Inc.	SEI Investments Company
Interactive Brokers Group, Inc.	Virtu Financial, Inc.
COMPENSATION COMMITTEE REPORT
We, the Compensation Committee of the Board of Directors, reviewed and had the opportunity to discuss with management the Compensation Discussion and Analysis set forth above and, based upon our review, we recommended to the
Board that the Compensation Discussion and Analysis be included in this report. This report is provided by the following members of the Board, who compose the Compensation Committee.
Jacques Aigrain, Chairperson
Paula Madoff
Lisa Opoku

50	TRADEWEB

Executive Compensation
EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table sets forth the compensation paid to the NEOs that is attributable to services performed during fiscal years 2025, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Billy Hult Chief Executive Officer	2025	1,000,000	—	15,082,345	4,500,000	38,607	20,620,952
	2024	750,000	—	12,575,284	3,375,000	37,647	16,737,931
	2023	750,000	—	10,126,779	3,375,000	55,879	14,307,658
Sara Furber Chief Financial Officer	2025	600,000	2,430,000	4,846,818	—	18,662	7,895,480
	2024	600,000	2,133,000	4,001,197	—	18,100	6,752,297
	2023	600,000	1,800,000	6,176,432	—	17,500	8,593,932
Enrico Bruni Managing Director, Co-Head of Global Markets (5)	2025	479,287	2,502,016	4,737,700	—	67,309	7,786,312
	2024	372,930	2,244,758	3,629,590	—	45,595	6,292,873
	2023	371,190	1,753,810	6,055,536	—	50,667	8,231,203
Troy Dixon Managing Director, Co-Head of Global Markets (6)	2025	473,958	2,800,000	3,999,887	—	19,517	7,293,362
Justin Peterson Chief Technology Officer	2025	400,000	1,600,000	3,307,277	—	43,518	5,350,795
	2024	400,000	1,427,500	2,743,557	—	40,953	4,612,010
	2023	400,000	1,225,000	5,486,536	—	40,797	7,152,333
(1)Ms. Furber, Mr. Bruni, Mr. Dixon and Mr. Peterson each received an annual bonus in respect of 2025 as described above in the section titled “Compensation Discussion and Analysis—Fiscal 2025 Compensation Program in Detail—Annual Cash Bonuses—NEOs other than the Chief Executive Officer”. In addition to his annual cash bonus, Mr. Dixon also received a one-time signing cash bonus in consideration of his forfeiture of certain income and interests provided by his previous employer, as described below in the section titled “Narrative
Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table”.
(2)The amounts included in the “Stock Awards” column represent the grant date fair value of RSU awards, PRSU awards and PSU awards computed in accordance with FASB ASC Topic 718. Details and assumptions used in calculating the grant date fair value of the RSU,
PRSU and PSU awards may be found in Note 2—Significant Accounting Policies and Note 13—Stock-Based Compensation Plans to our
consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The grant date fair value of PRSU awards included in this column for each executive is based on target performance, which in turn, was based on the
Company’s estimate of the probable outcome of the performance modifier on the grant date. The grant date fair value of PSU awards included in this column for each executive is based on a Monte Carlo simulation model.
The table below sets forth the grant date value of the PRSU and PSU awards made in 2025 assuming the highest level of performance achievement, with such values calculated by multiplying the maximum number of units that each executive may earn under each award
(250% of the target number of units) by the per-share closing market price of our Class A common stock on the trading day prior to the grant date, which was $135.80. Given the timing of his hire and the terms of his offer letter, Mr. Dixon did not receive an award of PRSUs or PSUs in 2025.

NEO	PRSU Grant Date Value Based on Maximum Achievement ($)	PSU Grant Date Value Based on Maximum Achievement ($)
Billy Hult	10,416,539	10,606,931
Sara Furber	3,347,470	3,408,580
Enrico Bruni	3,272,101	3,331,853
Justin Peterson	2,284,156	2,325,847
(3)The amounts included in the “Non-Equity Incentive Plan Compensation” column reflect Mr. Hult’s earned annual performance bonus, which amounts are based on performance goals set by the Compensation Committee as described above in the section titled
“Compensation Discussion and Analysis—Fiscal 2025 Compensation Program in Detail—Annual Cash Bonuses—Chief Executive Officer”
and to which he is entitled pursuant to his employment agreement.
(4)The amounts included in the “All Other Compensation” column for 2025 represent (A) for all executives other than Mr. Bruni, (i) financial planning services (other than Ms. Furber and Mr. Dixon), (ii) executive life insurance, (iii) group life insurance, (iv) matching contributions of $14,000 to each executive’s account under the Company’s 401(k) plan, (v) executive long-term disability insurance, and (B) for Mr.
Bruni, (i) annual club membership dues and (ii) contributions to and payments in respect of a contributory pension scheme in which he

2026 PROXY STATEMENT	51

Executive Compensation
participates in an amount equal to $47,929 in the aggregate. The value of any dividend equivalent rights accrued in respect of RSU,
PRSU and PSU grants to the NEOs are not included in the “All Other Compensation” column because those amounts were factored into the grant date fair value for the relevant RSU, PRSU and PSU grants.
(5)Mr. Bruni served as Managing Director, Head of Europe and Asia during the periods presented in this table until he was appointed as
Managing Director, Co-Head of Global Markets effective as of January 21, 2025. Amounts included in the “Salary”, “Bonus” and “All Other
Compensation” columns for Mr. Bruni for 2025 were received in British pounds and are reflected in U.S. dollars based on a conversion rate of 1.2781.
(6)Mr. Dixon was appointed as Managing Director, Co-Head of Global Markets effective as of January 21, 2025.
Grants of Plan-Based Awards
The following table summarizes the awards granted to each of the NEOs during the fiscal year ended December 31,
2025.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Committee Approval Date	Award Type	Threshold ($)(1)	Target ($)(2)	Maximum ($)	Threshold (#)(3)	Target (#)(4)	Maximum (#)(4)	All Other Stock Awards: Number of Shares of Stock or Units(5)	Grant Date Fair Value of Stock Awards(6)
Billy Hult			2025 Cash Bonus	–	3,000,000	4,500,000	–	–	–	–	–
	3/17/2025	1/30/2025	PRSU	–	–	–	–	30,682	76,705	–	4,166,616
	3/17/2025	1/30/2025	RSU	–	–	–	–	–	–	30,682	4,166,616
	3/17/2025	1/30/2025	PSU	–	–	–	15,621	31,243	78,107	–	6,749,113
Sara Furber	3/17/2025	1/30/2025	PRSU	–	–	–	–	9,860	24,650	–	1,338,988
	3/17/2025	1/30/2025	RSU	–	–	–	–	–	–	9,860	1,338,989
	3/17/2025	1/30/2025	PSU	–	–	–	5,020	10,040	25,100	–	2,168,841
Enrico Bruni	3/17/2025	1/30/2025	PRSU	–	–	–	–	9,638	24,095	–	1,308,840
	3/17/2025	1/30/2025	RSU	–	–	–	–	–	–	9,638	1,308,840
	3/17/2025	1/30/2025	PSU	–	–	–	4,907	9,814	24,535	–	2,120,020
Troy Dixon	2/3/2025	1/30/2025	RSU	–	–	–	–	–	–	31,520	3,999,887
Justin Peterson	3/17/2025	1/30/2025	PRSU	–	–	–	–	6,728	16,820	–	913,662
	3/17/2025	1/30/2025	RSU	–	–	–	–	–	–	6,728	913,662
	3/17/2025	1/30/2025	PSU	–	–	–	3,425	6,851	17,127	–	1,479,953
(1)Mr. Hult is not entitled to compensation in respect of his annual cash bonus for performance at threshold achievement, as described above in the section titled “Compensation Discussion and Analysis—Fiscal 2025 Compensation Program in Detail—Annual Cash
Bonuses—Chief Executive Officer”.
(2)Represents the target amount payable to Mr. Hult in respect of his annual cash bonus opportunity based on performance goals set by the
Compensation Committee as described above in the section titled “Compensation Discussion and Analysis—Fiscal 2025 Compensation
Program in Detail—Annual Cash Bonuses—Chief Executive Officer” and to which he is entitled pursuant to his employment agreement.
(3)No PRSUs vest for performance at threshold achievement and 50% of PSUs vest for performance at threshold achievement, each as further described above in the section titled “Compensation Discussion and Analysis—Fiscal 2025 Compensation Program in Detail—
Long-Term Equity Incentives”.
(4)Represents the PRSUs and PSUs granted to the NEOs under the Equity Plan in 2025, including the target number of shares to be awarded and the maximum number of shares to be awarded in the event of a 250% performance modifier, as further described above in the section titled “Compensation Discussion and Analysis—Fiscal 2025 Compensation Program in Detail—Long-Term Equity Incentives”
(5)Represents RSUs granted under the Equity Plan, as further described above in the section titled “Compensation Discussion and Analysis
—Fiscal 2025 Compensation Program in Detail—Long-Term Equity Incentives”.
(6)The amounts included in this column represent the grant date fair value of RSU, PRSU and PSU awards granted in 2025, computed in accordance with FASB ASC Topic 718. Details and assumptions used in calculating the grant date fair value of the RSU, PRSU and PSU awards may be found in Note 2—Significant Accounting Policies and Note 13—Stock-Based Compensation Plans to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The grant date fair value of PRSU awards included in this column for each executive is based on target performance, which in turn, was based on the Company’s estimate of the probable outcome of the performance modifier on the grant date. The grant date fair value of PSU awards included in this column for each executive is based on a Monte Carlo simulation model.

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Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements with Our Named Executive Officers
Mr. Hult is party to an employment agreement with TWM LLC. Each of Ms. Furber and Mr. Dixon is party to an offer letter with the Company. Mr. Bruni is party to an employment agreement with Tradeweb Europe Ltd. (“TW Europe”).
Mr. Hult—Chief Executive Officer
On February 21, 2023, TWM LLC entered into a new employment agreement with Mr. Hult in connection with his appointment to Chief Executive Officer that amended and restated his prior employment agreement in its entirety. Mr. Hult’s current employment agreement provides for an initial three-year term with automatic annual renewals for additional one-year terms unless either party provides 90 days prior notice of termination. Pursuant to the employment agreement, Mr. Hult is entitled to an annual base salary and is eligible for an annual bonus with a target bonus opportunity equal to 300% of his annual base salary, subject to his employment on the last date of the calendar year. The annual bonus will be based on
Company performance and other criteria for such fiscal year as determined by the Board or the Compensation Committee in consultation with Mr. Hult. In addition, Mr. Hult will be entitled to: (1) participate in such health and other group insurance and other employee benefit plans and programs of the Company as in effect from time to time on the same basis as other similarly situated senior executives of the Company and (2) six weeks vacation per year.
Mr. Hult’s employment agreement also includes the following restrictive covenants: (1) perpetual nondisclosure of confidential information; (2) noncompetition during his employment as well as (A) the 24-month period after a “Qualifying
Termination” (as defined below under the section titled “—Potential Payments upon Termination or Change in Control”) and
(B) the 12-month period after his termination of employment for any other reason (the “Restriction Period”); (3)
nonsolicitation of employees, customers and clients during the Restriction Period; and (4) mutual nondisparagement following Mr. Hult’s termination.
Mr. Hult’s employment agreement provides for severance upon certain terminations of employment, as described below under the section titled “Potential Payments upon Termination or Change in Control”.
Ms. Furber—Chief Financial Officer
Ms. Furber is party to an offer letter with the Company pursuant to which she is entitled to bonuses in the Company’s discretion and is also entitled to standard employee benefits. Ms. Furber is also subject to covenants of nondisclosure of confidential information, noncompetition and nonsolicitation.
Mr. Bruni—Managing Director, Co-Head of Global Markets
Mr. Bruni is party to an employment agreement with TW Europe, dated as of November 27, 2002. Mr. Bruni’s employment agreement provides for base salary (to be reviewed annually), eligibility to participate in bonus schemes as determined by the Company, membership in the company’s contributory pension scheme and membership in additional employee benefit plans. Mr. Bruni is entitled to four weeks’ notice prior to a termination without cause, plus an additional week’s notice for each year of employment in excess of two years, up to a maximum of 12 weeks’ notice. TW Europe is permitted to make a payment of his basic salary in lieu of notice. The severance entitlement in Mr. Bruni’s employment agreement is superseded by the Company’s executive severance policy, as described below under the section titled “Potential
Payments upon Termination or Change in Control—Executive Severance Policy”. Mr. Bruni is also subject to restrictive covenants in his equity award agreements granting him RSUs, PRSUs and PSUs including non-competition and non-
solicitation of clients and employees during the one-year period following his termination.
Mr. Dixon—Managing Director, Co-Head of Global Markets
Mr. Dixon is party to an offer letter with the Company pursuant to which he is entitled to guaranteed total compensation for the 2025 calendar year equal to an annualized amount of at least $6,200,000. This amount consists of (A) an annual base salary of $500,000, pro-rated for the partial calendar year, plus (B) a full-year cash bonus of $2,000,000 (the “Guaranteed
Bonus”), subject to his continued employment at the time annual bonuses are paid, plus (C) an equity-based award with a grant date fair value of $3,700,000, to be awarded in 2026 in the ordinary course (the “CHGM Equity Award”). The offer letter provided that the Company may choose to pay amounts in excess of the Guaranteed Bonus and CHGM Equity Award amounts noted above based on the performance of Mr. Dixon and the Company. Mr. Dixon’s offer letter also provided for a one-time cash award of $500,000, payable in March 2025, and a one-time equity award, described further below. Mr Dixon is also subject to covenants of nondisclosure of confidential information, noncompetition and nonsolicitation.

2026 PROXY STATEMENT	53

Executive Compensation
Award Grants Under the Equity Plan
As described in detail above in the section titled “Compensation Discussion and Analysis—Fiscal 2025 Compensation
Program in Detail—Long-Term Equity Incentives” at a Compensation Committee meeting on January 30, 2025, the
Compensation Committee approved equity awards in the form of RSUs, PRSUs and PSUs to the NEOs, to be granted on
March 17, 2025 following finalization of the Company’s audited financials for 2025. In connection with these grants, as described above, the number of shares subject to the RSU and PRSU awards was calculated based on a price of $135.80, which was the closing price of the Class A common stock on the trading day prior to the grant date of March 17, 2025. The number of shares subject to the PSU awards was calculated based on a price of $133.36, with such awards fair valued at a price of $216.02 on the date of grant, derived from the Monte Carlo simulation on a binomial model.
In addition, Mr. Dixon’s offer letter entitled him to a one-time award of RSUs valued at $4,000,000, which was granted on February 3, 2025 following his hire on January 21, 2025. The number of shares subject to his RSU award was calculated based on a price of $126.90, which was the closing price of the Class A common stock on the trading day prior to the grant date of his award.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of securities underlying outstanding equity awards held by each of the
NEOs as of the fiscal year ended December 31, 2025.

		Option Awards			Stock Awards
Name	Year of Grant	Number of securities underlying unexercised options exercisable (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested ($)(1)
Billy Hult	2018	144,900	20.59	10/26/2028	—		—		—		—
	2023	—	—	—	92,567	(2)	9,954,655	(3)	104,922	(6)	11,283,312	(9)
	2024	—	—	—	23,356	(4)	2,511,704	(3)	122,766	(7)	13,202,256	(9)
	2025	—	—	—	30,682	(5)	3,299,542	(3)	107,948	(8)	11,608,728	(9)
Sara Furber	2023	—	—	—	40,110	(10)	4,313,429	(11)	90,932	(6)	9,778,827	(16)
	2024	—	—	—	7,431	(12)	799,130	(11)	39,061	(14)	4,200,620	(16)
	2025	—	—	—	9,860	(13)	1,060,344	(11)	34,690	(15)	3,730,563	(16)
Enrico Bruni	2018	67,174	20.59	10/26/2028	—		—		—		—
	2023	—	—	—	38,245	(17)	4,112,867	(18)	90,932	(6)	9,778,827	(23)
	2024	—	—	—	6,741	(19)	724,927	(18)	35,434	(21)	3,810,572	(23)
	2025	—	—	—	9,638	(20)	1,036,471	(18)	33,909	(22)	3,646,574	(23)
Troy Dixon	2025	—	—	—	31,520	(24)	3,389,661	(25)	—		—	(26)
Justin Peterson	2023	—	—	—	29,466	(27)	3,168,774	(28)	90,932	(6)	9,778,827	(33)
	2024	—	—	—	5,095	(29)	547,916	(28)	26,783	(31)	2,880,244	(33)
	2025	—	—	—	6,728	(30)	723,529	(28)	23,671	(32)	2,545,579	(33)
(1)Based on the per-share closing market price of the Class A common stock on December 31, 2025, which was $107.54.
(2)Represents 78,191 PRSUs that vested on January 1, 2026 and 14,376 RSUs that vested on March 15, 2026. 2023 PRSUs reflect the number of shares earned based on a 181.3% performance modifier, which represents actual achievement.
(3)Mr. Hult has accrued dividend equivalent rights in respect of his grants of RSUs and PRSUs valued at (i) $113,489 for 2023 awards using a 181.3% performance modifier for the 2023 PRSUs, (ii) $18,218 for 2024 awards and (iii) $11,046 for 2025 awards. These dividend equivalent rights are to be paid (or have been paid) at the time the underlying award settles (or settled) and the value is not included in the table above.
(4)Represents 11,678 RSUs that vested on March 15, 2026 and 11,678 RSUs that will vest on March 15, 2027.
(5)Represents 10,227 RSUs that vested on March 17, 2026, 10,228 RSUs that will vest on March 17, 2027 and 10,227 RSUs that will vest on March 17, 2028.

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(6)Represents 2023 PSUs that vested on January 1, 2026, based on maximum achievement with a 250% performance modifier. See
“Compensation Discussion and Analysis—Fiscal 2025 Compensation Program in Detail—Long-Term Equity Incentives” above for additional information regarding the PSU awards.
(7)Represents 87,585 PRSUs and 35,181 PSUs that will vest on January 1, 2027. PRSUs reflect the number of shares to be earned based on maximum achievement at a 250% performance modifier and PSUs reflect the number of shares to be earned based on target achievement at a 100% performance modifier. See “Compensation Discussion and Analysis—Fiscal 2025 Compensation Program in
Detail—Long-Term Equity Incentives” above for additional information regarding the PSU and PRSU awards.
(8)Represents 76,705 PRSUs and 31,243 PSUs that will vest on January 1, 2028. PRSUs reflect the number of shares to be earned based on maximum achievement at a 250% performance modifier and PSUs reflect the number of shares to be earned based on target achievement at a 100% performance modifier. See “Compensation Discussion and Analysis—Fiscal 2025 Compensation Program in
Detail—Long-Term Equity Incentives” above for additional information regarding the PSU and PRSU awards.
(9)Mr. Hult has accrued dividend equivalent rights in respect of his grant of PRSUs and PSUs valued at (i) $130,103 for 2023 awards using a
250% performance modifier for the 2023 PSUs, (ii) $61,789 for 2024 awards using a 100% performance modifier for the 2024 PRSUs and
PSUs and (iii) $29,724 for 2025 awards using a 100% performance modifier for the 2025 PRSUs and PSUs. These dividend equivalent rights are to be paid at the time the underlying award settles (or settled) and the value is not included in the table above.
(10)Represents 33,881 PRSUs that vested on January 1, 2026 and 6,229 RSUs that vested on March 15, 2026. 2023 PRSUs reflect the number of shares earned based on a 181.3% performance modifier, which represents actual achievement.
(11)Ms. Furber has accrued dividend equivalent rights in respect of her grants of RSUs and PRSUs valued at (i) $49,175 for 2023 awards using a 181.3% performance modifier for the 2023 PRSUs, (ii) $5,796 for 2024 awards and (iii) $3,550 for 2025 awards. These dividend equivalent rights are to be paid (or have been paid) at the time the underlying award settles (or settled) and the value is not included in the table above.
(12)Represents 3,715 RSUs that vested on March 15, 2026 and 3,716 RSUs that will vest on March 15, 2027.
(13)Represents 3,287 RSUs that vested on March 17, 2026, 3,286 RSUs that will vest on March 17, 2027 and 3,287 RSUs that will vest on
March 17, 2028.
(14)Represents 27,867 PRSUs and 11,194 PSUs that will vest on January 1, 2027. PRSUs reflect the number of shares to be earned based on maximum achievement at a 250% performance modifier and PSUs reflect the number of shares to be earned based on target achievement at a 100% performance modifier. See “Compensation Discussion and Analysis—Fiscal 2025 Compensation Program in
Detail—Long-Term Equity Incentives” above for additional information regarding the PSU and PRSU awards.
(15)Represents 24,650 PRSUs and 10,040 PSUs that will vest on January 1, 2028. PRSUs reflect the number of shares to be earned based on maximum achievement at a 250% performance modifier and PSUs reflect the number of shares to be earned based on target achievement at a 100% performance modifier. See “Compensation Discussion and Analysis—Fiscal 2025 Compensation Program in
Detail—Long-Term Equity Incentives” above for additional information regarding the PSU and PRSU awards.
(16)Ms. Furber has accrued dividend equivalent rights in respect of her grant of PRSUs and PSUs valued at (i) $112,756 for 2023 awards using a 250% performance modifier for the 2023 PSUs, (ii) $19,660 for 2024 awards using a 100% performance modifier for the 2024
PRSUs and PSUs and (iii) $9,552 for 2025 awards using a 100% performance modifier for the 2025 PRSUs and PSUs. These dividend equivalent rights are to be paid at the time the underlying award settles (or settled) and the value is not included in the table above.
(17)Represents 32,305 PRSUs that vested on January 1, 2026, and 5,940 RSUs that vested on March 15, 2026. PRSUs reflect the number of shares earned based on a 181.3% performance modifier, which represents actual achievement.
(18)Mr. Bruni has accrued dividend equivalent rights in respect of his grants of RSUs and PRSUs valued at (i) $46,889 for 2023 awards using a 181.3% performance modifier for the 2023 PRSUs, (ii) $5,258 for 2024 awards and (iii) $3,470 for 2025 awards. These dividend equivalent rights are to be paid (or have been paid) at the time the underlying award settles (or settled) and the value is not included in the table above.
(19)Represents 3,370 RSUs that vested on March 15, 2026 and 3,371 RSUs that will vest on March 15, 2027.
(20)Represents 3,213 RSUs that vested on March 17, 2026, 3,212 RSUs that will vest on March 17, 2027 and 3,213 RSUs that will vest on
March 17, 2028.
(21)Represents 25,280 PRSUs and 10,154 PSUs that will vest on January 1, 2027. PRSUs reflect the number of shares to be earned based on maximum achievement at a 250% performance modifier and PSUs reflect the number of shares to be earned based on target achievement at a 100% performance modifier. See “Compensation Discussion and Analysis—Fiscal 2025 Compensation Program in
Detail—Long-Term Equity Incentives” above for additional information regarding the PSU and PRSU awards.
(22)Represents 24,095 PRSUs and 9,814 PSUs that will vest on January 1, 2028. PRSUs reflect the number of shares to be earned based on maximum achievement at a 250% performance modifier and PSUs reflect the number of shares to be earned based on target achievement at a 100% performance modifier. See “Compensation Discussion and Analysis—Fiscal 2025 Compensation Program in
Detail—Long-Term Equity Incentives” above for additional information regarding the PSU and PRSU awards.
(23)Mr. Bruni has accrued dividend equivalent rights in respect of his grant of PRSUs and PSUs valued at (i) $112,756 for 2023 awards using a 250% performance modifier for the 2023 PSUs, (ii) $17,835 for 2024 awards using a 100% performance modifier for the 2024 PRSUs and PSUs and (iii) $9,337 for 2025 awards using a 100% performance modifier for the 2025 PRSUs and PSUs. These dividend equivalent rights are to be paid at the time the underlying award settles (or settled) and the value is not included in the table above.
(24)Represents 10,507 RSUs that vested on March 15, 2026, 10,506 RSUs that will vest on March 15, 2027 and 10,507 RSUs that will vest on March 15, 2028.
(25)Mr. Dixon has accrued dividend equivalent rights in respect of his grants of RSUs valued at $15,130 for 2025 awards. These dividend equivalent rights are to be paid (or have been paid) at the time the underlying award settles (or settled) and the value is not included in the table above.
(26)Mr. Dixon was not awarded PRSUs or PSUs.

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Executive Compensation
(27)Represents 24,890 PRSUs that vested on January 1, 2026 and 4,576 RSUs that vested on March 15, 2026. 2023 PRSUs reflect the number of shares earned based on a 181.3% performance modifier, which represents actual achievement.
(28)Mr. Peterson has accrued dividend equivalent rights in respect of his grants of RSUs and PRSUs valued at (i) $36,126 for 2023 awards using a 181.3% performance modifier for the 2023 PRSUs, (ii) $3,974 for 2024 awards, and (iii) $2,422 for 2025 awards. These dividend equivalent rights are to be paid (or have been paid) at the time the underlying award settles (or settled) and the value is not included in the table above.
(29)Represents 2,547 RSUs that vested on March 15, 2026 and 2,548 RSUs that will vest on March 15, 2027.
(30)Represents 2,243 RSUs that vested on March 17, 2026, 2,242 RSUs that will vest on March 17, 2027 and 2,243 RSUs that will vest on
March 17, 2028.
(31)Represents 19,107 PRSUs and 7,676 PSUs that will vest on January 1, 2027. PRSUs reflect the number of shares to be earned based on maximum achievement at a 250% performance modifier and PSUs reflect the number of shares to be earned based on target achievement at a 100% performance modifier. See “Compensation Discussion and Analysis—Fiscal 2025 Compensation Program in
Detail—Long-Term Equity Incentives” above for additional information regarding the PSU and PRSU awards.
(32)Represents 16,820 PRSUs and 6,851 PSUs that will vest on January 1, 2028. PRSUs reflect the number of shares to be earned based on maximum achievement at a 250% performance modifier and PSUs reflect the number of shares to be earned based on target achievement at a 100% performance modifier. See “Compensation Discussion and Analysis—Fiscal 2025 Compensation Program in
Detail—Long-Term Equity Incentives” above for additional information regarding the PSU and PRSU awards.
(33)Mr. Peterson has accrued dividend equivalent rights in respect of his grant of PRSUs and PSUs valued at (i) $112,756 for 2023 awards using a 250% performance modifier for the 2023 PSUs, (ii) $13,481 for 2024 awards using a 100% performance modifier for the 2024
PRSUs and PSUs and (iii) $6,517 for 2025 awards using a 100% performance modifier for the 2025 PRSUs and PSUs. These dividend equivalent rights are to be paid at the time the underlying award settles (or settled) and the value is not included in the table above.
Options Exercised and Stock Vested
The following table summarizes the option exercises and stock vested by each of the NEOs during the fiscal year ended
December 31, 2025. Given the timing of his hire and the terms of his offer letter, none of Mr. Dixon’s stock awards granted to him as an executive of the Company vested during the fiscal year ended December 31, 2025.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)(2)	Value realized on vesting ($)(3)
Billy Hult	—	—	66,386	9,075,450
Sara Furber	—	—	36,127	4,954,634
Enrico Bruni	—	—	27,441	3,737,489
Justin Peterson	—	—	22,898	3,113,455
(1)This column represents the value realized upon exercise of options during 2025, which was calculated based on the difference between the market price of the Class A common stock at the time of exercise and the exercise price of the option.
(2)This column represents shares in respect of RSUs and PRSUs settled in 2025, including dividends accrued and paid in shares. The total net after-tax number of shares of Class A common stock received from the vesting and settlement of the PRSUs was 15,163 for Mr. Hult,
9,826 for Ms. Furber, 7,625 for Mr. Bruni and 6,669 for Mr. Peterson. Mr. Dixon did not have PRSUs settle in 2025. The total net after-tax number of shares of Class A common stock received from the vesting and settlement of the RSUs was 15,581 for Mr. Hult, 8,925 for Ms.
Furber, 13,053 for Mr. Bruni, 4,635 for Mr. Peterson and 546 for Mr. Dixon. No PSUs vested in 2025.
(3)The amounts in this column represent the aggregate dollar value realized upon settlement of RSUs and PRSUs in 2025. No PSUs settled in 2025.
Potential Payments upon Termination or Change in Control
Severance under Employment Agreements
Pursuant to the terms of his employment agreement, Mr. Hult is entitled to receive certain payments or benefits in connection with certain termination events.
If Mr. Hult is terminated by the Company without Cause, as a result of a Company nonrenewal of his employment agreement, or if he resigns for Good Reason (as such terms are defined in his employment agreement) (each, a “Qualifying
Termination”), he is entitled to the following: (1) cash severance equal to two times the sum of (A) his base salary at the rate in effect immediately prior to the date of termination and (B) the average annual bonus earned by Mr. Hult for the two calendar years ending immediately prior to the year of termination (the “Severance Amount”), payable in equal installments on the Company’s regular payroll dates occurring during the 24-month period following the date of termination (such period, the “Severance Period”), (2) a prorated bonus for the year of termination based on the actual performance of the Company for the full year (the “Prorated Bonus”), (3) any earned but unpaid annual bonus for the prior completed fiscal year of the
Company (the “Earned Bonus”) and (4) subject to Mr. Hult’s timely election of continuation coverage under the Consolidated

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Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), and his payment of premiums associated with such coverage, reimbursement for the same portion of the premium costs of continued health benefits for Mr. Hult and his covered dependents that the Company pays in respect of an active employee electing equivalent coverage, on a monthly basis
(“Medical Benefit Continuation”) for the Severance Period, or through such earlier date on which COBRA coverage for Mr.
Hult and his covered dependents terminates in accordance with COBRA.
In addition, if a Qualifying Termination occurs during the three-month period preceding or the 12-month period following the date of a Change in Control (as defined in the Equity Plan), Mr. Hult will be entitled to the following: (1) cash severance equal to two and one-half times the sum of (A) his base salary at the rate in effect immediately prior to the date of termination and (B) the average annual bonus earned by Mr. Hult for the two calendar years ending immediately prior to the year of termination (the “CIC Severance Amount”), payable in equal installments on the Company’s regular payroll dates occurring during the 30-month period following the date of termination (such period, the “CIC Severance Period”), (2) the
Prorated Bonus, (3) the Earned Bonus and (4) the Medical Benefit Continuation for the CIC Severance Period, or through such earlier date on which COBRA coverage for Mr. Hult and his covered dependents terminates in accordance with COBRA
(the “CIC Medical Benefit Continuation”). To the extent either the Medical Benefit Continuation or CIC Medical Benefit
Continuation, as applicable, result in Mr. Hult receiving continuation coverage beyond what COBRA requires, the
Company’s obligation under the employment agreement will be satisfied by paying to Mr. Hult on a monthly basis the same amount that it was paying immediately prior to the cessation of the statutory COBRA continuation coverage period.
Mr. Hult’s entitlement to the Severance Amount or CIC Severance Amount, as applicable, the Prorated Bonus and the
Medical Benefit Continuation or CIC Medical Benefit Continuation, as applicable, will in each case be subject to Mr. Hult’s execution and non-revocation of a release of claims and his continued compliance with the restrictive covenants set forth in the employment agreement.
Pursuant to Mr. Hult’s employment agreement, in the event that any of the payments or benefits would constitute
“parachute payments” (“Parachute Payments”) within the meaning of Section 280G of the Code and would be subject to the excise tax imposed under Section 4999 of the Code or any interest or penalties with respect to such excise tax (collectively, the “Excise Tax”), then such Parachute Payments to be made to Mr. Hult will be payable either (1) in full or (2) as to such lesser amount which would result in no portion of such Parachute Payments being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in Mr.
Hult’s receipt, on an after-tax basis, of the greatest economic benefit under his employment agreement, notwithstanding that all or some portion of such payments or benefits may be subject to the Excise Tax. If a reduction in the Parachute Payment is necessary, then the reduction shall occur in accordance with the terms of the employment agreement.
Executive Severance Policy
During 2025, each of the NEOs (other than Mr. Hult) was entitled to severance payments and benefits pursuant to an executive severance policy maintained by the Company for certain executive officers. Pursuant to this plan, in the event of a termination without cause, the executives are entitled to (i) continuation of their base salary for 12 months following termination, (ii) a payment equal to the sum of (A) their highest annual bonus received in respect of the two most recent calendar years completed prior to their termination, paid at the time bonuses are generally paid to senior executives (the
“Reference Bonus Amount”), and (B) the Reference Bonus Amount prorated for the number of days worked during the calendar year preceding the date of termination, paid at the time when annual bonuses are paid generally to senior executives and (iii) for all NEOs other than Mr. Bruni, reimbursement, on a monthly basis, for the excess costs of continued health benefits for the executive and the executive’s covered dependents under COBRA for one year following termination or until such earlier date on which COBRA coverage terminates in accordance with COBRA. The executive severance policy was intended to supersede any notice provisions under Mr. Bruni’s employment agreement. Payment of the severance payments and benefits described above was subject to the applicable executive’s execution of a release of claims.
In February 2026, the Compensation Committee approved an Amended and Restated Executive Severance Policy, which replaces the above plan in its entirety. Please see “Compensation Discussion and Analysis—Fiscal 2026 Compensation
Decisions” above for further information.
Severance under Equity Awards
Equity awards outstanding as of December 31, 2025 were subject to the terms described below.
Options
Each of Mr. Hult, Mr. Bruni and Mr. Peterson was granted pre-IPO Options under the Option Plan (described above under the section titled “Fiscal 2025 Compensation Program in Detail—Long-Term Equity Incentives”) and, as of December
31, 2024, Mr. Hult and Mr. Bruni continued to hold fully vested Options. If a participant is terminated for Cause (as defined in the Option Plan) or is in breach of a restrictive covenant in favor of the Company, the Option will be terminated. Upon the

2026 PROXY STATEMENT	57

Executive Compensation
termination of the participant’s employment for any reason other than Cause, vested Options will remain outstanding and exercisable for (i) in the case of the participant’s resignation without Good Reason (as defined in the Option Plan), 45 days following the date of resignation, (ii) in the case of a termination of the participant’s employment by the Company without
Cause or by the participant for Good Reason, the 90-day period following the date of termination or (iii) in the case of a termination of the participant’s employment on account of death or Disability (as defined in the Option Plan), the one-year period following the date of termination. If a participant’s employment has terminated due to retirement (as defined in the applicable plan document), the vested Option will remain outstanding until the expiration of its term (or a breach of restrictive covenants by the participant) or until exercised, if earlier.
RSUs
Each of our NEOs has been granted RSUs under the Equity Plan (as described above under the section titled “Fiscal
2025 Compensation Program in Detail—Long-Term Equity Incentives”). In connection with certain transactions or termination events, the RSUs will be treated as described below.
Treatment in connection with a Change in Control. In the event of a change in control, any outstanding RSUs will vest on the date of the change in control and will continue to be paid out on their originally scheduled settlement dates; provided, however, that if the change in control constitutes a “Qualified Change of Control”, payment will be made at the time and in the same form of consideration delivered to the Company’s stockholders in connection with such transaction.
Treatment upon Termination. In the event an NEO is terminated (i) without cause, (ii) due to the NEO’s death or disability or (iii) due to the NEO’s retirement, the NEO will be entitled to retain the RSUs and the award will continue to be paid out on its originally scheduled settlement dates.
PRSUs
Each of our NEOs, except for Mr. Dixon, has been granted PRSUs under the Equity Plan (as described above under the section titled “Fiscal 2025 Compensation Program in Detail—Long-Term Equity Incentives”). In connection with certain transactions or termination events, the PRSUs will be treated as described below.
Treatment in connection with a Change in Control. In the event of a change in control, any outstanding PRSUs will fully vest on the date of the change in control and will continue to be paid out on their originally scheduled settlement date;
provided, however, that if the change in control constitutes a “Qualified Change in Control” (generally defined as a change in ownership or effective control for purposes of Section 409A of the Code), payment will be made at the time and in the same form of consideration delivered to the Company’s stockholders in connection with such transaction. If a change in control occurs prior to the establishment of the performance modifier with respect to a PRSU award, the performance modifier will be
100%.
Treatment upon Termination. For PRSUs granted prior to March 15, 2024, in the event of the NEO’s retirement, the
PRSUs will fully vest on the date of retirement and will continue to be paid out on their originally scheduled settlement date.
For PRSUs granted to an NEO other than Mr. Hult on or after March 15, 2023, in the event such NEO is terminated (i)
without cause (for 2023 awards, only if terminated after the one-year anniversary of the grant date) or (ii) due to the NEO’s death or disability, the NEO is entitled to pro-rata vesting as set forth in the immediately preceding paragraph. For PRSUs granted to Mr. Hult on or after March 15, 2023, in the event he is terminated (i) without Cause (as defined in his employment agreement), (ii) as a result of nonrenewal of his employment agreement, (iii) due to his death or disability or (iv) as a result of his resignation for Good Reason (as defined in his employment agreement), he was entitled to pro-rata vesting as set forth in the immediately preceding paragraph. For PRSUs granted in 2024 and after, in the event of the NEO’s retirement, Mr. Hult’s
PRSUs will fully vest and the other NEOs will be entitled to pro-rata vesting as set forth in the immediately preceding paragraph.
PSUs
Each of our NEOs, except for Mr. Dixon, has been granted PSUs under the Equity Plan (as described above under the section titled “Fiscal 2025 Compensation Program in Detail—Long-Term Equity Incentives”). In connection with certain transactions or termination events, the PSUs will be treated as described below.
Treatment in connection with a Change in Control. In the event of a change in control, any outstanding PSUs will fully vest on the date of the change in control, with the total shareholder return performance modifier determined based on the per-
share price to be paid to the stockholders of the Company in connection with the change in control and will continue to be paid out on their originally scheduled settlement date; provided, however, that if the change in control constitutes a Qualified
Change in Control, payment will be made at the time and in the same form of consideration delivered to the Company’s stockholders in connection with such transaction.
Treatment upon Termination. For PSUs granted to an NEO other than Mr. Hult, in the event such NEO was terminated
(i) without cause, (ii) due to the NEO’s death or disability or (iii) upon the NEO’s retirement, the NEO was entitled to retain a pro-rated number of the PSUs at target level of achievement, based on days worked for the vesting period (with the first date

58	TRADEWEB

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of the vesting period being January 1 of the year of grant), which remained eligible to vest and settle on the originally scheduled date. For PSUs granted to Mr. Hult, in the event he was terminated (i) without Cause (as defined in his employment agreement), (ii) as a result of nonrenewal of his employment agreement, (iii) due to his death or disability or (iv) as a result of his resignation for Good Reason (as defined in his employment agreement), he was entitled to pro-rata vesting as set forth in the immediately preceding sentence. In the event of Mr. Hult’s retirement, his PSUs will fully vest.
In February 2026, the Compensation Committee approved certain modifications to the terms applicable for RSUs,
PRSUs and PSUs upon certain termination events, including amendments to existing outstanding awards. Please see
“Compensation Discussion and Analysis—Fiscal 2026 Compensation Decisions” above for further information.
The table below estimates the dollar value of the additional payments and benefits that the NEOs would have been entitled to receive under the plans and arrangements described above, assuming the applicable triggering event occurred on
December 31, 2025. For this purpose, we have assumed a value of $107.54 per share of our Class A common stock, the closing price of the Class A common stock on December 31, 2025.

Executive		Termination without Cause		Termination due to Death or Disability		Termination due to Retirement(1)		Change in Control
Billy Hult
Salary Continuation		$2,000,000	(2)	$—		$—		$—
Benefits Continuation		$93,702	(4)	$—		$—		$—
Payment in respect of Bonus		$7,875,000	(5)	$—		$—		$—
Value of Equity Awards:	RSUs:	$7,357,242	(7)	$7,357,242	(7)	$7,357,242	(7)	$7,357,242	(10)
	PRSUs:	$12,020,212	(8)	$12,020,212	(8)	$15,475,759	(9)	$15,475,759	(11)
	PSUs:	$8,155,547	(8)	$8,155,547	(8)	$11,656,583	(9)	$11,656,583	(11)
Total:		$37,501,703		$27,533,001		$34,489,584		$34,489,584
Sara Furber
Salary Continuation		$600,000	(3)	$—		$—		$—
Benefits Continuation		$46,851	(4)	$—		$—		$—
Payment in respect of Bonus		$4,266,000	(6)	$—		$—		$—
Value of Equity Awards:	RSUs:	$2,529,341	(7)	$2,529,341	(7)	$—		$2,529,341	(10)
	PRSUs:	$4,442,728	(8)	$4,442,728	(8)	$—		$5,902,656	(11)
	PSUs:	$5,073,988	(8)	$5,073,988	(8)	$—		$6,195,057	(11)
Total:		$16,958,908		$12,046,057		$—		$14,627,054
Enrico Bruni
Salary Continuation		$511,240	(3)	$—		$—		$—
Benefits Continuation		$—		$—		$—		$—
Payment in respect of Bonus		$4,489,516	(6)	$—		$—		$—
Value of Equity Awards:	RSUs:	$2,400,185	(7)	$2,400,185	(7)	$—		$2,400,185	(10)
	PRSUs:	$4,199,043	(8)	$4,199,043	(8)	$—		$5,597,995	(11)
	PSUs:	$4,991,326	(8)	$4,991,326	(8)	$—		$6,058,911	(11)
Total:		$16,591,310		$11,590,554		$—		$14,057,091
Troy Dixon
Salary Continuation		$500,000	(3)	$—		$—		$—
Benefits Continuation		$46,851	(4)	$—		$—		$—
Payment in respect of Bonus		$2,000,000	(12)	$—		$—		$—
Value of Equity Awards:	RSUs:	$3,389,661	(7)	$3,389,661	(7)	$—		$3,389,661	(10)
	PRSUs:	$—		$—		$—		$—
	PSUs:	$—		$—		$—		$—
Total:		$5,936,512		$3,389,661		$—		$3,389,661

2026 PROXY STATEMENT	59

Executive Compensation

Executive		Termination without Cause		Termination due to Death or Disability		Termination due to Retirement(1)		Change in Control
Justin Peterson
Salary Continuation		$400,000	(3)	$—		$—		$—
Benefits Continuation		$46,665	(4)	$—		$—		$—
Payment in respect of Bonus		$2,855,000	(6)	$—		$—		$—
Value of Equity Awards:	RSUs:	$1,763,548	(7)	$1,763,548	(7)	$1,763,548	(7)	$1,763,548	(10)
	PRSUs:	$3,224,623	(8)	$3,224,623	(8)	$3,224,623	(9)	$4,222,128	(11)
	PSUs:	$4,707,456	(8)	$4,707,456	(8)	$4,707,456	(9)	$5,473,786	(11)
Total:		$12,997,292		$9,695,627		$9,695,627		$11,459,462
(1)As of December 31, 2025, Mr. Hult and Mr. Peterson were eligible for retirement.
(2)Reflects 24 months base salary continuation. This payment will also become due upon the executive’s resignation for good reason or
Company non-renewal of the executive’s employment agreement.
(3)Reflects 12 months’ base salary continuation. For Mr. Bruni, amount reflected in U.S. dollars based on a conversion rate of 1.2781.
(4)Represents the excess costs of continued health benefits for Ms. Furber, Mr. Dixon and Mr. Peterson and their covered dependents under
COBRA for one year following termination. Represents the excess costs of continued health benefits for Mr. Hult and his covered dependents under COBRA for 24 months following termination.
(5)Represents (A) Mr. Hult’s average annual bonus earned for the two calendar years ending immediately prior to the year of termination (for purposes of this table, 2023 and 2024) plus (B) a pro rata bonus for the year of termination based on performance for the year of termination (for purposes of this table, we have included the value of a full year’s bonus). This payment will also become due upon Mr.
Hult’s resignation for good reason or Company non-renewal of the executive’s employment agreement.
(6)Represents (A) the executive’s highest annual bonus earned for the two calendar years ending immediately prior to the year of termination
(for purposes of this table, 2023 and 2024) plus (B) a pro rata bonus for the year of termination based on the highest annual bonus earned for the two calendar years ending immediately prior to the year of termination (for purposes of this table, we have included the value of a full years bonus).
(7)Represents value of outstanding RSUs as of December 31, 2025, which would remain eligible to vest. This amount does not include any amounts with respect to dividends that accrued as of December 31, 2025.
(8)Represents value of a pro-rated portion of outstanding PRSUs and PSUs which the executive would be entitled to retain, based on days worked for the vesting period (with the first date of the vesting period being January 1st of the year of grant), following termination. This amount does not include any amounts with respect to dividends that accrued as of December 31, 2025. The PRSUs granted in 2023 reflect actual achievement representing a 181.3% performance modifier. The value included for PRSUs granted in 2024 and 2025 reflects the number of shares to be awarded based on target achievement representing a 100% performance modifier. The value included for
PSUs granted in 2023, 2024 and 2025 reflects the number of shares to be awarded based on target achievement representing a 100%
performance modifier.
(9)Represents value of PRSUs granted in 2023, 2024 and 2025 and value of the PSUs granted in 2023, 2024 and 2025, in each case, that were outstanding as of December 31, 2025 that, in the case of Mr. Hult, would become fully vested on retirement and, in the case of Mr.
Peterson, would be entitled to pro rata vesting. This amount does not include any amounts with respect to dividends that accrued as of
December 31, 2025. The PRSUs granted in 2023 reflect actual achievement representing a 181.3% performance modifier. The value included for PRSUs granted in 2024 and 2025 reflects the number of shares to be awarded based on target achievement representing a
100% performance modifier. The value included for PSUs granted in 2023, 2024 and 2025 reflects the number of shares to be awarded based on target achievement representing a 100% performance modifier.
(10)Represents value of outstanding RSUs as of December 31, 2025, which would become fully vested on a change in control. This amount does not include any amounts with respect to dividends that accrued as of December 31, 2025.
(11)Represents value of PRSUs granted in 2023, 2024 and 2025 and the value of the PSUs granted in 2023, 2024 and 2025, in each case, that were outstanding as of December 31, 2025 that would become fully vested on a change in control. This amount does not include any amounts with respect to dividends that accrued as of December 31, 2025. The PRSUs granted in 2023 reflect actual achievement representing a 181.3% performance modifier. The value included for PRSUs granted in 2024 and 2025 reflects the number of shares to be awarded based on target achievement representing a 100% performance modifier. The value included for PSUs granted in 2023, 2024 and 2025 reflects the number of shares to be awarded based on target achievement representing a 100% performance modifier.
(12)Mr. Dixon’s offer letter provides for a guaranteed cash bonus amount of $2,000,000 for 2025.
Pay Ratio Disclosure
In accordance with SEC rules and applying the methodology described below, we calculated the annual total compensation of our median employee (other than our CEO) for fiscal 2025 to be $238,000. As reported in the Summary
Compensation Table for fiscal 2025 in this Proxy Statement, the annual total compensation of our CEO for fiscal 2025 was
$20,620,952. Based on this information, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee for fiscal 2025 was 87:1.

60	TRADEWEB

Executive Compensation
To identify our median employee, we used the following methodology:
•We determined our median employee based on our entire employee population as of December 31, 2025.
•We used a consistently applied compensation measure that included the sum of each employee’s base salary
(including overtime earned in 2025), bonuses and commissions earned in 2025 and the grant date fair value of all equity granted in 2025.
•We annualized the base salaries for employees who were employed by us for less than the entire calendar year.
•Compensation paid in foreign currencies was converted to U.S. dollars based on the annual plan rate for the year ended December 31, 2025.
Using this approach, we identified our median employee and then calculated the annual total compensation of this employee for 2025 in accordance with the requirements of the Summary Compensation Table.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (calculated in accordance with Item 402(v) of Regulation S-K) and certain financial performance of the Company. For further information concerning the Company’s pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to “Executive Compensation—Compensation Discussion and
Analysis”.

Year	Summary Compensation Table Total for PEO (Hult) ($)(1)	Compensation Actually Paid to PEO (Hult) ($)(2)	Summary Compensation Table Total for PEO (Olesky) ($)(1)	Compensation Actually Paid to PEO (Olesky) ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based On:		Net Income (Millions) ($)(5)	Constant Currency Revenue Change (%)(6)
							Total Shareholder Return ($)(3)	Peer Group Total Shareholder Return ($)(4)
2025	20,620,952	4,666,150	—	—	7,081,488	2,384,705	175.73	194.20	921.5	17.5
2024	16,737,931	41,752,621	—	—	6,457,328	13,326,396	213.12	167.89	570.0	29.0
2023	14,307,658	25,769,303	—	—	8,643,595	14,815,455	147.43	132.61	419.5	12.2
2022	—	—	17,370,247	(6,603,081)	5,461,901	(613,799)	104.85	114.25	359.6	14.0
2021	—	—	14,771,567	110,340,110	5,375,755	23,246,352	160.96	132.32	273.1	19.3
(1)Mr. Hult became our principal executive officer (“PEO”) effective January 1, 2023. The names of each of the NEOs (excluding our then-
current PEO) included for purposes of calculating the average amounts in each applicable year are as follows (collectively, our “Non-PEO
NEOs”): (i) for 2025, Sara Furber, Enrico Bruni, Justin Peterson and Troy Dixon; (ii) for 2024, Sara Furber, Enrico Bruni, Justin Peterson,
Amy Clack and Thomas Pluta; (iii) for 2023, Sara Furber, Enrico Bruni, Justin Peterson and Thomas Pluta; (iv) for 2022, Billy Hult, Sara
Furber, Enrico Bruni and Justin Peterson; and (v) for 2021, Robert Warshaw, Billy Hult, Sara Furber, Enrico Bruni and Justin Peterson.
(2)The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with Item 402(v) of
Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

	Year	Reported Summary Compensation Table Total	Reported Grant Date Fair Value of Equity Awards in SCT(a)	Equity Award Adjustments(b)	Compensation Actually Paid
Billy Hult	2025	$20,620,952	$15,082,345	$(872,457)	$4,666,150
Average of Non-PEO NEOs	2025	$7,081,488	$4,222,921	$(473,862)	$2,384,705
(a)Represents the grant date fair value of equity awards as reported in the “Stock Awards” columns in the Summary Compensation
Table (“SCT”) in this Proxy Statement.
(b)The equity award adjustments include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as

2026 PROXY STATEMENT	61

Executive Compensation
of the end of the year; (iii) for awards that are granted and vest in the same year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

	Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Year	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value During the Fiscal Year Through the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
Billy Hult	2025	$10,774,216	$(12,083,775)	$—	$169,375	$—	$267,727	$(872,457)
Average of Non-PEO NEOs	2025	$3,149,771	$(3,792,789)	$—	$62,039	$—	$107,117	$(473,862)
(3)The dollar amounts reported represent the amount of cumulative total return for the Class A common stock (“Company Cumulative TSR”)
calculated as of the end of each measurement period based on an initial investment of $100 in the Class A common stock on December
31, 2020, assuming the reinvestment of all dividends.
(4)The dollar amounts reported represent the amount of cumulative total return for the Dow Jones US Financials Index (“Peer Group
Cumulative TSR”) calculated as of the end of each measurement period based on an initial investment of $100 in shares of the Dow
Jones US Financials Index on December 31, 2020, assuming the reinvestment of all dividends.
(5)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(6)The percentage amounts reported represent the constant currency revenue change, which is a non-GAAP financial measure, defined as total revenue change excluding the effects of foreign currency fluctuations. Total revenue excluding the effects of foreign currency fluctuations is calculated by translating the current period and prior period’s total revenue using the annual average exchange rates for the prior period.
Financial Performance Measures
As described in greater detail in “Executive Compensation—Compensation Discussion and Analysis”, the Company’s
executive compensation program reflects a variable pay-for-performance philosophy. The performance metrics that we use for both our long-term and short-term incentive awards are selected based on the objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs for the most recently completed fiscal year to the
Company’s performance are as follows:
•Constant Currency Revenue Change
•Constant Currency Adjusted EBITDA Change
•Constant Currency Adjusted EBITDA Margin
•Total Shareholder Return
Analysis of the Information Presented in the Pay versus Performance Table
The tables above and graphs below demonstrate the relationship between compensation actually paid for the PEO and non-PEO NEOs with the Company’s cumulative TSR, net income and the Company Selected Measure (constant currency revenue change) over the measurement period. Changes in compensation actually paid are largely attributable to the fluctuation in value of outstanding equity awards, which correlate with increases and decreases in stock price and cumulative
TSR. In 2025, the compensation actually paid to the PEO and non-PEO NEOs decreased consistent with the decline in value of outstanding equity awards and the related decreases in stock price and cumulative TSR. During the year ended December
31, 2025, net income increased by $351.5 million or 61.7% to $921.5 million, including $270.9 million in non-operating other income gains on Canton Coin holdings. Other income (loss), net is excluded from all of the Company’s non-GAAP financial measures used to supplement information in our financial results. See our Annual Report on Form 10-K for the year ended

62	TRADEWEB

Executive Compensation
December 31, 2025, filed with the U.S. Securities and Exchange Commission on February 5, 2026 for additional details on the increase in net income and a reconciliation of non-GAAP financial measures.
As described in more detail in the section “Executive Compensation—Compensation Discussion and Analysis”, the
Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, including non-financial performance measures, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the
Company generally seeks to incentivize long-term performance and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following tables showing the relationships between information presented in the Pay versus Performance table.

COMPENSATION ACTUALLY PAID VS. TSR - COMPANY AND PEER GROUP
Compensation Actually Paid (CAP) in thousands of USD
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$(20,000)
TSR - Company and Peer Group ($)
$240
$200
$160
$120
$80
$40
$0
$(40)
2021
2022
2023
2024
2025
CAP to PEO
CAP to Non-PEO NEOs
Company TSR
Peer Group TSR

COMPENSATION ACTUALLY PAID VS. NET INCOME
Compensation Actually Paid (CAP) in thousands of USD
Net Income in millions of USD
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$(20,000)
$1,050
$875
$700
$525
$350
$175
$0
$(175)
2021
2022
2023
2024
2025
CAP to PEO
CAP to Non-PEO NEO's
Net Income

2026 PROXY STATEMENT	63

Executive Compensation

COMPENSATION ACTUALLY PAID VS. CONSTANT CURRENCY REVENUE CHANGE
Compensation Actually Paid (CAP) in thousands of USD
Constant Currency Revenue Change (%)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$(20,000)
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(5.0)%
2021
2022
2023
2024
2025
CAP to PEO
CAP to Non-PEO NEOs
Constant Currency Revenue Change

Director Compensation
During fiscal 2025, members of the Board were compensated for their service pursuant to the terms of the Company’s
Non-Employee Director Compensation Policy. In 2025, each of Mr. Aigrain, Mr. Berns, Mr. Ganeles, Ms. Madoff, Ms.
Opoku, Mr. Repetto and Ms. Yared was entitled to an annual retainer of $100,000 and an annual grant of RSUs with a value of $185,000 at the time of grant. As described below, directors are eligible to receive additional cash payments and equity awards for service in Board leadership positions. Pursuant to the Company’s Non-Employee Director Compensation Policy,
for new directors, the RSUs may be granted in connection with the director’s appointment to the Board or at the next occurring annual meeting of stockholders, in the Board’s discretion. For continuing directors, RSUs are granted on the date of the annual meeting of stockholders and vest on the one-year anniversary of the grant date. In 2025, the following directors received grants in the amounts and on the vesting schedules set forth below:

Name	# of RSUs Granted	Vest Date
Jacques Aigrain	2,062	May 20, 2026
Steven Berns	1,271	May 20, 2026
Scott Ganeles	1,271	May 20, 2026
Paula Madoff	1,478	May 20, 2026
Lisa Opoku	1,271	May 20, 2026
Rich Repetto (1)	1,533	May 20, 2026
Rana Yared	1,271	May 20, 2026
(1)Mr. Repetto joined the Board effective as of March 6, 2025.
In 2025, pursuant to the Company’s Non-Employee Director Compensation Policy, for cash compensation,
Chairpersons were eligible to receive an additional $85,000 for the Chairperson of the Board, $35,000 for the Chairperson of
the Audit and Risk Committee, $25,000 for the Chairperson of the Compensation Committee and $25,000 for the Chairperson
of the Nominating and Corporate Governance Committee. Non-Chairperson committee members are eligible to receive
$15,000 for service on the Audit and Risk Committee, $12,500 for service on the Compensation Committee and $10,000 for service on the Nominating and Corporate Governance Committee. In addition, the Lead Independent Director was entitled to receive $30,000 for their service as lead independent director. For equity compensation, the Chairperson was entitled to receive an additional annual equity award composed of RSUs valued at $115,000, for a total annual award value of $300,000.

64	TRADEWEB

Executive Compensation
The Lead Independent Director was entitled to receive an additional award composed of RSUs valued at $30,000, for a total annual award value of $215,000.
In March 2025, in consultation with ClearBridge based on a review of the compensation practices of the peer group, the
Non-Employee Director Compensation Policy was amended to (i) increase the annual equity grant for all directors from
$150,000 to $185,000, (ii) increase the additional cash retainer for the Chair of the Audit and Risk Committee from $30,000 to $35,000, (iii) increase the additional cash retainer for the Chair of the Nominating and Corporate Governance Committee
from $20,000 to $25,000 and (iv) maintain the total additional compensation amount for the Chairperson of the Board, but shift the mix of compensation to be delivered to $85,000 in cash (up from $50,000) and $115,000 in equity (down from
$150,000, in order to comply with the non-employee director equity compensation limit in the Equity Plan).
In addition to the above, all non-employee directors were reimbursed for out-of-pocket expenses incurred in attending
Board and committee meetings and for the reasonable and documented expenses incurred to attend programs designed to provide continuing education.
The following table summarizes the compensation paid to directors for the fiscal year ended December 31, 2025, except for Mr. Hult, whose compensation is summarized above in the table entitled “Executive Compensation Tables —Summary
Compensation Table”.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation(2)	Total ($)
Jacques Aigrain	211,736	299,918	—	511,654
Balbir Bakhshi	—	—	—	—
Steven Berns	133,819	184,867	—	318,686
Scott Ganeles	111,600	184,867	—	296,467
Catherine Johnson	—	—	—	—
Paula Madoff	180,167	214,975	20,000	415,142
Daniel Maguire	—	—	—	—
Lisa Opoku	113,567	184,867	—	298,434
Rich Repetto(3)	89,944	222,975	20,000	332,919
Rana Yared	115,000	184,867	—	299,867
(1)The amounts included in the “Stock Awards” column represent the grant date fair value of RSUs computed in accordance with FASB ASC
Topic 718. Details and assumptions used in calculating the grant date fair value of the restricted stock unit awards may be found in Note
13—Stock-Based Compensation Plans to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. As of December 31, 2025, Mr. Ganeles held 1,271 unvested RSUs, Ms. Madoff held 1,478 unvested RSUs,
Mr. Berns held 1,271 unvested RSUs, Mr. Aigrain held 2,062 unvested RSUs, Ms. Yared held 1,271 unvested RSUs, Ms. Opoku held
1,271 unvested RSUs and Mr. Repetto held 1,533 unvested RSUs.
(2)Represents compensation received as a result of service on the boards of certain of the Company’s regulated subsidiaries.
(3)Mr. Repetto was appointed to the Board effective as of March 6, 2025.

2026 PROXY STATEMENT	65

Securities Authorized for Issuance Under Equity Compensation
Plans
The following table provides information about shares of the Class A common stock authorized for issuance under all of our equity compensation plans as of December 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,901,338	(1)	$20.59	(2)	5,200,956	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	2,901,338		—		5,200,956
(1)Includes 963,781 shares of common stock that may be issued pursuant to outstanding RSUs, 731,456 shares of common stock that may be issued pursuant to outstanding PSUs and 875,090 shares of common stock that may be issued pursuant to outstanding PRSUs under the Equity Plan; and 331,011 shares of common stock that may be issued pursuant to outstanding stock options under the Option Plan.
The number of PRSUs set forth above includes 2023 PRSUs for which performance has already been measured (and achieved based on a performance modifier of 181.3%) but, as of December 31, 2025, remained subject to time-based vesting. The number of PRSUs set forth above also includes 2024 and 2025 PRSUs for which performance has not yet been measured and are included at target achievement representing a 100% performance modifier. The number of PSUs set forth above includes 2023 PSUs based on a 250%
performance modifier reflecting actual achievement, and 2024 and 2025 PSUs for which performance has not yet been measured and which are also included at target achievement, which is a 100% performance modifier.
(2)The weighted average exercise price does not take into account RSU, PRSU or PSU awards.
(3)Includes 4,719,334 shares of common stock that remain available for issuance under the Equity Plan; and 481,622 shares of common stock that remain available for issuance under the Option Plan. No additional awards are permitted to be issued under the PRSU Plan.

66	TRADEWEB

Certain Relationships and Related Person Transactions
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written policy providing that the Audit and Risk Committee will review and approve (or disapprove) or ratify transactions in excess of $120,000 of value in which we participate and in which a related person (as defined below) has or will have a direct or indirect material interest. Under this policy, the Audit and Risk Committee is to obtain all information it believes to be relevant to a review and approval or ratification of these transactions. After consideration of the relevant information, the Audit and Risk Committee is to approve only those related person transactions that the Audit and Risk Committee determines are not inconsistent with the best interests of the Company. In particular, our policy with respect to related person transactions requires our Audit and Risk Committee to consider the relationship of the related person to the Company, the nature and extent of the related party’s interest in the transaction, the material terms of the transaction, the importance and fairness of the transaction both to the Company and to the related person, the business rationale for engaging in the transaction, whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of the Company and whether the value and the terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by the Company with non-related persons, if any.
In general, a “related person” is any person who is or was one of our executive officers, directors or director nominees or is a holder of more than 5% of our common stock, or an immediate family member of any of the foregoing persons.
The following is a description of transactions since January 1, 2025, in which we were or are to be a participant, in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of any class of our voting securities, or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm's-length transactions with unrelated third parties. To the extent there are pre-IPO transactions described below they were entered into prior to the adoption of our related person transactions policy. The remainder of the transactions have been approved by the Audit and Risk Committee in accordance with our related person transactions policy.
Certain of the disclosures in this section are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful.
TRANSACTIONS WITH LSEG
We maintain a shared services agreement with LSEG, which indirectly owns a majority of our voting power. Under the terms of the shared services and other agreements, LSEG provides us with certain market data, office space, finance, HR and other administrative services. The shared services agreement was amended in June 2016 to continue to be in effect in perpetuity, except that the agreement will automatically terminate upon termination of the market data license agreement. In addition, either party can terminate the shared services agreement with respect to one or more services upon written notice delivered, in the case of termination effective at the end of the then-current calendar year, 90 days prior to the end of such calendar year or, in the case of termination effective at any other date, at least six months prior to such date. During the year ended December 31, 2025, we incurred expenses of approximately $9.8 million relating to these services.
We also maintain a market data license agreement with LSEG pursuant to which we license certain market data
(including real time feeds) for multiple fixed income and derivatives products to LSEG and its relevant affiliates in exchange for fixed license fees or, in some cases, fees payable based on a percentage of revenue generated by LSEG. The current agreement replaced an existing agreement that was initiated in 2010 and most recently renewed in 2025. The agreement includes customary termination provisions, including in the event of a material breach that is not cured within 30 days of receipt of written notice. During the year ended December 31, 2025, we earned approximately $93.2 million of revenue under this agreement.
From time to time, we enter into transactions with certain of our 5% stockholders listed under the heading “Security
Ownership of Certain Beneficial Owners and Management”, including LSEG and its affiliates, that are not considered to be related party transactions required to be disclosed under SEC rules.

2026 PROXY STATEMENT	67

Certain Relationships and Related Person Transactions
TRANSACTIONS WITH IALTA CAPITAL MARKETS, LLC
Scott Ganeles, a member of our Board, serves as the Chief Executive Officer of iAltA Holdings, LLC (“iAltA
Holdings”), iAltA Capital Markets, LLC, a subsidiary of iAltA Holdings (“iAltA Capital”), and Quorim, LLC, a subsidiary of
iAltA Capital (“Quorim”). In September 2025, the Company and iAltA Holdings entered into an agreement to make equity investments in iAltA Capital. Pursuant to this agreement, as of the date of this proxy statement, the Company invested $5.0 million and iAltA Holdings invested $5.0 million, resulting in each party owning a 50% equity interest in iAltA Capital.
Through Quorim, the parties expect to jointly pursue potential private credit opportunities. The agreement also provides the
Company and iAltA Holdings with the option to make additional equity investments in iAltA Capital, up to an aggregate of
$20.0 million in the aggregate between the two parties.
RELATED PERSON TRANSACTIONS ENTERED INTO IN CONNECTION WITH THE IPO
In connection with the Reorganization Transactions, we engaged in certain transactions with certain of our directors, executive officers and other persons and entities, including those which are holders of 5% or more of our voting securities.
TWM LLC Agreement
We operate our business through TWM LLC and its subsidiaries. In connection with the IPO, we and the owners of
TWM LLC prior to the Reorganization Transactions (including the Refinitiv Owners, the Bank Members named therein (such
Bank Members, the “Bank Stockholders”) and members of management, the “Original LLC Owners”) that received LLC
Interests entered into TWM LLC’s fifth amended and restated limited liability company agreement, which we refer to as the
“TWM LLC Agreement”. As of March 20, 2026, there are no remaining Bank Stockholders. The operations of TWM LLC, and the rights and obligations of the holders of LLC Interests, are set forth in the TWM LLC Agreement.
Appointment as Manager. Under the TWM LLC Agreement, we are a member and the sole manager of TWM LLC. As the sole manager, we are able to control all of the day-to-day business affairs and decision-making of TWM LLC without the approval of any other member, unless otherwise stated in the TWM LLC Agreement. As such, we, through our officers and directors, are responsible for all operational and administrative decisions of TWM LLC and the day-to-day management of
TWM LLC’s business. Pursuant to the terms of the TWM LLC Agreement, we cannot, under any circumstances, be removed as the sole manager of TWM LLC except by our election.
Compensation. We are not entitled to compensation for our services as manager. We are entitled to reimbursement by
TWM LLC for fees and expenses incurred on behalf of TWM LLC, including all expenses associated with maintaining our existence as a separate legal entity.
Recapitalization. The TWM LLC Agreement recapitalized the units held by the members of TWM LLC at the time of the Reorganization Transactions into a single class of common membership units, which we refer to as the “LLC Interests”.
The TWM LLC Agreement also reflects a split of LLC Interests such that one LLC Interest could be acquired with the net proceeds received in the IPO from the sale of one share of the Class A common stock. Each LLC Interest entitles the holder to a pro rata share of the net profits and net losses and distributions of TWM LLC.
Distributions. In connection with any tax period, the TWM LLC Agreement requires TWM LLC to make distributions to its members, on a pro rata basis in proportion to the number of LLC Interests held by each member, of cash until each member (other than us) has received an amount at least equal to its assumed tax liability and we have received an amount sufficient to enable us to timely satisfy all of our U.S. federal, state and local and non-U.S. tax liabilities. To the extent that any member would not receive its percentage interest of the aggregate tax distribution, the tax distribution for such member will be increased to ensure that all distributions are made pro rata in accordance with such member's percentage interest. Tax distributions will also be made only to the extent all distributions from TWM LLC for the relevant period were otherwise insufficient to enable each member to cover its tax liabilities as calculated in the manner described above. The TWM LLC
Agreement also allows for distributions to be made by TWM LLC to its members on a pro rata basis out of distributable cash.
We expect TWM LLC may make distributions out of distributable cash periodically to the extent permitted by any agreements governing our indebtedness, as applicable, and necessary to enable us to cover our operating expenses and other obligations, including any payments under the Tax Receivable Agreement, as well as to make expected dividend payments, if any, to the holders of the Class A common stock and Class B common stock.
LLC Interest Redemption Right. Subject to certain restrictions set forth therein, the TWM LLC Agreement provides a redemption right to the Original LLC Owners (including certain of the Bank Stockholders and members of management and excluding the Refinitiv LLC Owner) that continue to own LLC Interests after the completion of the IPO and Reorganization
Transactions (the “Other LLC Owners”, and together with the Refinitiv LLC Owner, the “Continuing LLC Owners”), which entitles them to have their LLC Interests redeemed, at the election of each such person, for newly issued shares of our Class A common stock or Class B common stock, as applicable, on a one-for-one basis (subject to customary adjustments, including for stock splits, stock dividends and reclassifications) or, at our option, as determined by or at the direction of our Board,

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which includes directors who hold LLC Interests or are affiliated with holders of LLC Interests and may include such directors in the future, a cash payment equal to a volume weighted average market price of one share of Class A common stock for each LLC Interest redeemed or exchanged (subject to customary adjustments, including for stock splits, stock dividends and reclassifications). In the event we elect to make a cash payment, a Continuing LLC Owner has the option to rescind its redemption request within a specified time period. Upon the exercise of the redemption right, the redeeming member will surrender its LLC Interests to TWM LLC. The TWM LLC Agreement requires that we contribute cash or shares of the Class A common stock or Class B common stock to TWM LLC in exchange for an amount of newly issued LLC
Interests in TWM LLC that will be issued to us equal to the number of LLC Interests redeemed (and thereafter cancelled)
from the Continuing LLC Owner to the extent required so as to maintain a one-to-one ratio between the number of LLC
Interests owned by us and the number of outstanding Class A common stock and Class B common stock. TWM LLC will then distribute the cash or shares of our Class A common stock or Class B common stock, as the case may be, to such
Continuing LLC Owner to complete the redemption. In the event of such election by a Continuing LLC Owner we may, at our option, effect a direct exchange of cash or Class A common stock or Class B common stock for such LLC Interests of the redeeming members in lieu of such redemption. Whether by redemption or exchange, we are obligated to ensure that at all times the number of LLC Interests that we own equals the aggregate number of shares of Class A common stock and Class B common stock issued by us (subject to certain exceptions for treasury shares and shares underlying certain convertible or exchangeable securities).
Issuance of LLC Interests Upon Exercise of Options or Issuance of Other Equity Compensation. Upon the exercise of options issued by us, or the issuance of other types of equity compensation by us (such as the issuance of restricted or non-
restricted stock, payment of bonuses in stock or settlement of stock appreciation rights in stock), we will be required to acquire from TWM LLC a number of LLC Interests equal to the number of shares of Class A common stock being issued in connection with the exercise of such options or issuance of other types of equity compensation. When we issue shares of
Class A common stock in settlement of stock options granted to persons that are not officers or employees of TWM LLC or its subsidiaries, we will make, or be deemed to make, a capital contribution to TWM LLC equal to the aggregate value of such shares of Class A common stock and TWM LLC will issue to us a number of LLC Interests equal to the number of shares of
Class A common stock we issued. When we issue shares of Class A common stock in settlement of stock options granted to persons that are officers or employees of TWM LLC or its subsidiaries, we will be deemed to have sold directly to the person exercising such award a portion of the value of each share of Class A common stock equal to the exercise price per share and we will be deemed to have sold directly to TWM LLC (or the applicable subsidiary of TWM LLC) the difference between the exercise price and market price per share for each such share of Class A common stock. In cases where we grant other types of equity compensation to employees of TWM LLC or its subsidiaries, on each applicable vesting date we will be deemed to have sold to TWM LLC (or such subsidiary) the number of vested shares at a price equal to the market price per share, TWM
LLC (or such subsidiary) will deliver the shares to the applicable person and we will be deemed to have made a capital contribution in TWM LLC equal to the purchase price for such shares in exchange for an equal number of LLC Interests.
Maintenance of one-to-one ratio of shares of Class A common stock, Class B common stock and LLC Interests owned by Tradeweb. The TWM LLC Agreement requires that TWM LLC at all times maintain (x) a one-to-one ratio between the number of shares of Class A common stock and Class B common stock issued by us and the number of LLC Interests owned by us and (y) a one-to-one ratio between the number of shares of Class C common stock and Class D common stock issued by us and the number of LLC Interests owned by the holders of such Class C common stock and Class D common stock.
Transfer Restrictions. The TWM LLC Agreement generally does not permit transfers of LLC Interests by members, subject to limited exceptions. Any transferee of LLC Interests must assume, by operation of law or written agreement, all of the obligations of a transferring member with respect to the transferred units, even if the transferee is not admitted as a member of TWM LLC.
Dissolution. The TWM LLC Agreement provides that the decision of the manager (pursuant to a unanimous decision of our Board) together with the Majority Members (as defined in the TWM LLC Agreement) will be required to voluntarily dissolve TWM LLC. In addition to a voluntary dissolution, TWM LLC will be dissolved upon the entry of a decree of judicial dissolution or other circumstances in accordance with Delaware law. Upon a dissolution event, the proceeds of a liquidation will be distributed to satisfy all of TWM LLC’s debts, liabilities and obligations (including all expenses incurred in liquidation) and the remaining assets of TWM LLC will be distributed to the members pro-rata in accordance with their respective percentage ownership interests in TWM LLC (as determined based on the number of LLC Interests held by a member relative to the aggregate number of all outstanding LLC Interests).
Confidentiality. Each member agrees to maintain the confidentiality of TWM LLC’s confidential information. This obligation excludes (i) information that is independently obtained or developed by the members, (ii) information that is in the public domain or otherwise disclosed to a member not in violation of a confidentiality obligation and (iii) disclosures required by law or judicial process or approved by our or TWM LLC’s chief executive officer, chief financial officer or general counsel.

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Certain Relationships and Related Person Transactions
Indemnification and Exculpation. The TWM LLC Agreement provides for indemnification of the manager and officers of TWM LLC and its subsidiaries. To the extent permitted by applicable law, TWM LLC will indemnify us, as its sole manager, and our authorized officers from and against any losses, liabilities, damages, expenses, fees or penalties incurred by any acts or omissions of these persons, provided that the acts or omissions of these indemnified persons are not the result of gross negligence, bad faith, willful misconduct or knowing violation of law, or for any present or future breaches of any representations, warranties, covenants or obligations in the TWM LLC Agreement or in the other agreements with TWM
LLC.
We, as the sole manager of TWM LLC, and our affiliates and our respective agents, will not be liable to TWM LLC or its members for damages incurred by any acts or omissions of these persons, provided that the acts or omissions of these exculpated persons are not the result of bad faith, willful misconduct or knowing violation of law, or for any present or future breaches of any representations, warranties, covenants or obligations in the TWM LLC Agreement in the other agreements with TWM LLC.
Amendments. The TWM LLC Agreement may be amended with the consent of the holders of a majority in voting power of the outstanding LLC Interests, including the sole manager, and in case of any amendment that materially and adversely modifies the LLC Interests (or the rights, preferences or privileges thereof) then held by any members in any materially disproportionate manner to those then held by any other members, the consent of a majority in interest of such disproportionately affected members. Notwithstanding the foregoing, no amendment to any of the provisions that expressly require the approval or action of certain members may be made without the consent of such members and no amendment to the provisions governing the authority and actions of the sole manager or the dissolution of TWM LLC may be amended without the consent of the sole manager.
Tax Receivable Agreement
We expect to obtain an increase in our share of the tax basis of the assets of TWM LLC (i) when a Continuing LLC
Owner receives shares of Class A common stock or Class B common stock, as applicable, or, at our election, cash in connection with an exercise of such Continuing LLC Owner’s right to have its LLC Interests redeemed by TWM LLC or, at our election, exchanged and (ii) in connection with the disposition by a Continuing LLC Owner of its LLC Interests for cash, including in connection with the IPO and our October 2019 and April 2020 follow-on offerings (such basis increase, the
“Basis Adjustments”). We intend to treat such acquisition of LLC Interests as our direct purchase of LLC Interests from a
Continuing LLC Owner for U.S. federal income and other applicable tax purposes, regardless of whether such LLC Interests are redeemed by TWM LLC or sold to us. A Basis Adjustment may have the effect of reducing the amounts that we would otherwise pay in the future to various tax authorities. The Basis Adjustments may reduce our tax liability by increasing certain deductions (for example, our depreciation, depletion and amortization deductions) or decreasing gains (or increasing losses)
on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.
In connection with the IPO, we entered into the Tax Receivable Agreement (the “TRA”) with TWM LLC and the
Continuing LLC Owners. The TRA provides for the payment by us to the Continuing LLC Owners who dispose of LLC
Interests for cash in connection with any offering, or receive shares of our Class A common stock or Class B common stock or cash, as applicable, in connection with an exchange or redemption of LLC Interests, of 50% of the amount of U.S. federal, state and local income or franchise tax savings, if any, that we actually realize, or in some circumstances are deemed to realize, as a result of the transactions with such Continuing LLC Owners, including increases in the tax basis of the assets of
TWM LLC attributable to payments made under the TRA and deductions attributable to imputed interest and other payments of interest pursuant to the TRA. TWM LLC will have in effect an election under Section 754 of the Code effective for each taxable year in which a redemption or exchange of LLC Interests for shares of Class A common stock or Class B common stock, as applicable, or cash occurs. These TRA payments are not conditioned upon any continued ownership interest in either
TWM LLC or us by any Continuing LLC Owner. The rights of each Continuing LLC Owner under the TRA are assignable to transferees of its LLC Interests (other than us as transferee pursuant to subsequent redemptions (or exchanges) of the transferred LLC Interests). We expect to benefit from the remaining 50% of tax benefits, if any, that we may actually realize.
The actual Basis Adjustments, as well as any amounts paid to the Continuing LLC Owners under the TRA, will vary depending on a number of factors, including:
•the timing of any subsequent redemptions or exchanges—for instance, the increase in any tax deductions will vary depending on the fair value, which may fluctuate over time, of the depreciable or amortizable assets of TWM LLC at the time of each redemption or exchange;
•the price of shares of the Class A common stock at the time of redemptions or exchanges—the Basis Adjustments, as well as any related increase in any tax deductions, is directly related to the price of shares of the Class A common stock at the time of each redemption or exchange; and
•the amount and timing of our income—the TRA generally will require us to pay 50% of the tax benefits as and when those benefits are treated as realized under the terms of the TRA. If we do not have taxable income, we generally will

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not be required (absent a change in control or other circumstances requiring an early termination payment) to make payments under the TRA for that taxable year because no tax benefits will have been actually realized. However, any tax benefits that do not result in realized tax benefits in a given taxable year will likely generate tax attributes that may be utilized to generate tax benefits in future taxable years. The utilization of any such tax attributes will result in payments under the TRA.
For purposes of the TRA, cash savings in income and franchise tax will be computed by comparing our actual income and franchise tax liability to the amount of such taxes that we would have been required to pay (with an assumed tax rate for state and local tax purposes) had there been no Basis Adjustments and had the TRA not been entered into. The TRA will generally apply to each of our taxable years, beginning with the first taxable year ending after the IPO. There is no maximum term for the TRA; however, the TRA may be terminated by us pursuant to an early termination procedure that requires us to pay the Continuing LLC Owners an amount equal to the estimated present value of the remaining payments under the agreement (calculated based on certain assumptions, including regarding tax rates and utilization of the Basis Adjustments).
The payment obligations under the TRA are obligations of Tradeweb and not of TWM LLC. Although the actual timing and amount of any payments that may be made under the TRA will vary, we expect that the payments could be substantial.
Any payments made by us to Continuing LLC Owners under the TRA will generally reduce the amount of overall cash flow that might have otherwise been available to us or to TWM LLC and, to the extent that we are unable to make payments under the TRA for any reason, the unpaid amounts generally will be deferred and will accrue interest until paid by us. Total amounts due to the Continuing LLC Owners as of December 31, 2025 under the TRA were $336.5 million, substantially all due over the 15 years following the purchase of LLC Interests from Continuing LLC Owners or redemption or exchanges by
Continuing LLC Owners of LLC Interests.
Decisions made by us in the course of running our business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that are received by a
Continuing LLC Owner under the TRA. For example, the earlier disposition of assets following a transaction that results in a
Basis Adjustment will generally accelerate payments under the TRA and increase the present value of such payments.
The TRA provides that if (i) we materially breach any of our material obligations under the TRA (including by failing to make payments thereunder when we have available cash to do so), (ii) certain change in control transactions were to occur or (iii) we elect an early termination of the TRA, our obligations, or our successor’s obligations, under the TRA accelerate and become due and payable, based on certain assumptions, including an assumption that we have sufficient taxable income to fully utilize all potential future tax benefits that are subject to the TRA.
As a result, (i) we could be required to make cash payments to the Continuing LLC Owners that are greater than the specified percentage of the actual benefits we ultimately realize in respect of the tax benefits that are subject to the TRA and
(ii) we would be required to make an immediate cash payment equal to the present value of the anticipated future tax benefits that are the subject of the TRA, which payment may be made significantly in advance of the actual realization, if any, of such future tax benefits.
In these situations, our obligations under the TRA could have a material adverse effect on our liquidity and could have the effect of delaying, deferring or preventing certain change in control transactions. There can be no assurance that we will be able to finance our obligations under the TRA.
Payments under the TRA will be based on the tax reporting positions that we determine. We will not be reimbursed for any cash payments previously made to any Continuing LLC Owner pursuant to the TRA if any tax benefits initially claimed by us are subsequently challenged by a taxing authority and ultimately disallowed. Instead, in such circumstances, any excess cash payments made by us to a Continuing LLC Owner will be netted against any future cash payments that we might otherwise be required to make under the terms of the TRA. However, we might not determine that we have effectively made an excess cash payment to the Continuing LLC Owners for a number of years following the initial time of such payment. As a result, it is possible that we could make cash payments under the TRA that are substantially greater than our actual cash tax savings.
Stockholders Agreement
In connection with the IPO, we entered into the Stockholders Agreement with the Refinitiv Owners. This agreement provides that, subject to applicable law, including the fiduciary duties of the Board, we will nominate a number of individuals designated by the Refinitiv Owners for election as our directors at any meeting of our stockholders (each a “Refinitiv
Director”) such that, upon the election of each such individual, and each other individual nominated by or at the direction of our Board or a duly authorized committee of the Board, as a director of our company, the number of Refinitiv Directors serving as directors of our company will be equal to: (i) if the Refinitiv Owners and their affiliates together continue to hold at least 50% of the combined voting power of our outstanding common stock as of the record date for such meeting, the total number of directors comprising our entire Board; (ii) if the Refinitiv Owners and their affiliates together continue to hold at least 40% (but less than 50%) of the combined voting power of our outstanding common stock as of the record date for such

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Certain Relationships and Related Person Transactions
meeting, the lowest whole number that is greater than 40% of the total number of directors comprising our Board; (iii) if the
Refinitiv Owners and their affiliates together continue to beneficially own at least 30% (but less than 40%) of the combined voting power of our outstanding common stock as of the record date for such meeting, the lowest whole number that is greater than 30% of the total number of directors comprising our Board; (iv) if the Refinitiv Owners and their affiliates together continue to hold at least 20% (but less than 30%) of the combined voting power of our outstanding common stock as of the record date for such meeting, the lowest whole number that is greater than 20% of the total number of directors comprising our Board; and (v) if the Refinitiv Owners and their affiliates together continue to hold at least 10% (but less than 20%) of the combined voting power of our outstanding common stock as of the record date for such meeting, the lowest whole number
(such number always being equal to or greater than one) that is greater than 10% of the total number of directors comprising our Board. In the case of a vacancy on our Board created by the removal, resignation or otherwise of a Refinitiv Director, the
Stockholders Agreement, to the extent the Refinitiv Owners continue to be entitled to nominate such Refinitiv Director and to the extent permitted by applicable law, including the fiduciary duties of the Board and our governing documents, requires us to nominate an individual designated by the Refinitiv Owners for election to fill the vacancy. For so long as the Stockholders
Agreement remains in effect, subject to applicable law, including the fiduciary duties of the Board, Refinitiv Directors may be removed only with the consent of the Refinitiv Owners. For more information regarding Refinitiv’s director designation, information sharing and other rights, please see the full text of the Stockholders Agreement, which is available as Exhibit 10.1 to the 2025 Annual Report.
Registration Rights Agreement
In connection with the IPO, we entered into the Registration Rights Agreement with the Refinitiv Owners and the Bank
Stockholders. Pursuant to the Registration Rights Agreement, we granted the Refinitiv Owners, the Bank Stockholders, their affiliates and certain of their transferees the right, under certain circumstances and subject to the terms of any lock-up agreement they have entered into and certain other restrictions, to require us to register under the Securities Act their shares of
Class A common stock, including shares of Class A common stock received upon redemption or exchange of LLC Interests or exchange of shares of Class B common stock, which we refer to as “registrable shares”. After registration pursuant to these rights, these shares of Class A common stock will become freely tradable without restriction under the Securities Act. As of
March 20, 2026, there are no remaining Bank Stockholders.
Demand Rights: From time to time, the Refinitiv Owners may request that we register all or a portion of their registrable shares for sale under the Securities Act, including pursuant to a shelf registration statement (provided, in all cases, the aggregate number of registrable shares that are requested to be included in any such registration equals at least $100.0 million). In addition, from time to time when a shelf registration statement is effective, the Refinitiv Owners may request that we facilitate a shelf takedown of all or a portion of their registrable shares (provided the aggregate number of registrable shares that are requested to be included in any such takedown equals at least $100.0 million). We will not be required to effect the registration as requested by any of the Refinitiv Owners if in the good-faith judgment of our Board, such registration would materially interfere with certain existing or potential material transactions or events involving the company and should be delayed or is reasonably likely to require premature disclosure of information that could have a material adverse effect on
us. These demand rights will also be subject to cutbacks, priorities and other limitations and exceptions.
Piggyback Registration Rights: In addition, if at any time we register any shares of the Class A common stock (other than pursuant to registrations on Form S-4 or Form S-8), the holders of registrable shares are entitled to include, subject to certain exceptions and limitations, all or a portion of their registrable shares in the registration. In the event that any registration in which the holders of registrable shares participate pursuant to the Registration Rights Agreement is an underwritten public offering, the number of registrable shares to be included may, in specified circumstances, be limited.
Other Provisions: We will pay all registration and offering expenses, including, among other things, reasonable fees and disbursements of a single special counsel for the participating holders of registrable shares related to any demand or piggyback registration. The Registration Rights Agreement contains customary cross-indemnification provisions, pursuant to which we are obligated to indemnify any selling stockholders in the event of material misstatements or omissions in the registration statement attributable to us and they are obligated to indemnify us for material misstatements or omissions in the registration statement attributable to them. The Registration Rights Agreement does not specify any cash penalties or other penalties associated with any delays in registering any shares.
INDEMNIFICATION AGREEMENTS
Our directors and executive officers are parties to indemnification agreements with us. These agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service to us and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is

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therefore unenforceable. There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.
Expenses of Solicitation
The accompanying proxy is solicited by and on behalf of the Board and the cost of such solicitation will be borne by the
Company. Solicitations may be made by mail, personal interview, telephone and electronic communications by directors, officers and other Company employees without additional compensation. Broadridge Financial Solutions, Inc. will distribute proxy materials to banks, brokers and other nominees for forwarding to beneficial owners and will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the common stock held on the record date by such persons. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials.
Other Matters
As of the date of this Proxy Statement there are no other matters that we intend to present, or have reason to believe others will present, at the Annual Meeting. If, however, other matters properly come before the Annual Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.
Proposals of Stockholders
Proposals of stockholders to be considered for inclusion in the proxy statement and proxy card for the 2027 Annual
Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be submitted in writing to the Chief Legal
Officer of Tradeweb Markets Inc., at Tradeweb Markets Inc., 245 Park Avenue, New York, New York 10167 and must be received no later than November [●], 2026.
In addition, our Bylaws include advance notice provisions that require stockholders wishing to bring nominations for directors or other business before an annual meeting to provide proper notice in accordance with the terms of the advance notice provisions. The Bylaws’ advance notice provisions do not apply if the stockholder only seeks to include such matters in the proxy statement pursuant to Rule 14a-8.
The Bylaws’ advance notice provisions require that, among other things, stockholders give timely written notice to the
Chief Legal Officer of the Company regarding such nominations or other business and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the 2027 Annual Meeting of Stockholders other than proposals pursuant to Rule 14a-8 must provide the information set forth in the Bylaws to the Chief Legal Officer of the Company no earlier than January 19, 2027 and no later than February 18,
2027. However, in the event that the date of the annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the previous year’s annual meeting of stockholders, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such Annual
Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting of stockholders or the 10th day following the day on which public announcement of the date of such annual meeting of stockholders is first made by the Company. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate or disregard the nomination or proposal of business, as applicable. In addition to satisfying the deadlines and requirements set forth in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 that complies with requirements set forth in Rule 14a-19(b) to the Chief Legal Officer of the Company no
later than March 22, 2027.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

2026 PROXY STATEMENT	73

Householding; Availability of Annual Report on
Form 10-K and Proxy Statement
A copy of the 2025 Annual Report accompanies this Proxy Statement. If you and others who share your mailing address own common stock in street name, meaning through a bank, brokerage firm or other nominee, you may have received a notice that your household will receive only one 2025 Annual Report and Proxy Statement or Notice, as applicable, from the
Company. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of this Proxy Statement and the 2025 Annual Report (and/or a single copy of the
Notice) has been sent to your address. Each street name stockholder receiving this Proxy Statement by mail will continue to receive a separate voting instruction form.
If you would like to revoke your consent to householding and in the future receive your own set of proxy materials (or your own Notice, as applicable), or if your household is currently receiving multiple copies of the same items and you would like in the future to receive only a single copy at your address, please contact the Householding Department by mail at
Broadridge Householding Dept., 51 Mercedes Way, Edgewood, New York 11717 or by calling 1-866-540-7095 and indicate your name, the name of each of your brokerage firms or banks where your shares are held and your account numbers. The revocation of a consent to householding will be effective 30 days following its receipt. You will also have an opportunity to opt in or opt out of householding by contacting your bank or broker.
If you would like an additional copy of the 2025 Annual Report, this Proxy Statement or the Notice, these documents are available in digital form for download or review by visiting www.proxyvote.com. Alternatively, we will promptly send a copy of these documents to you without charge upon request by email to
sendmaterial@proxyvote.com, or by calling 1-800-579-1639. Please note, however, that if you did not receive a printed copy of our proxy materials and you wish to receive a paper proxy card or voting instruction form or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice.
If you own shares in street name, you can also register to receive all future stockholder communications electronically instead of in print. This means that links to the 2025 Annual Report, Proxy Statement and other correspondence will be delivered to you via email. Holders in street name can register for electronic delivery directly with their bank, brokerage firm or other nominee. Electronic delivery of stockholder communications helps save the Company money by reducing printing and postage costs.

A-1	TRADEWEB

Appendix A - Proposed Exculpation Amendment
Subject to approval by the requisite vote of stockholders of the Company, Articles IV and VIII of the certificate of incorporation would be amended as follows, with additions indicated in green text with underlining and deletions to the
Certificate of Incorporation indicated in red text with ~~strikeouts~~:
ARTICLE IV
Section 1.1Capitalization. The total number of shares of all classes of stock that the Corporation shall have authority to issue is 2,350,000,000 shares, consisting of: (i) 250,000,000 shares of preferred stock, with the par value of $0.00001 per share (the “Preferred Stock”) and (ii) 2,100,000,000 shares of common stock, divided into (a) 1,000,000,000 shares of Class
A common stock, with the par value of $0.00001 per share (the “Class A Common Stock”), (b) 450,000,000 shares of Class B common stock, with the par value of $0.00001 per share (the “Class B Common Stock” and, together with Class A Common
Stock, the “Economic Common Stock”), (c) 350,000,000 shares of Class C common stock, with the par value of $0.00001 per share (the “Class C Common Stock”), and (d) 300,000,000 shares of Class D common stock, with the par value of $0.00001 per share (the “Class D Common Stock” and, together with the Class C Common Stock, the “Non-Economic Common Stock”
and collectively with the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, the “Common
Stock”).
Section 1.2Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, the number of authorized shares of any class of the Common Stock or the Preferred Stock may be increased or decreased~~, in each~~
~~case by the affirmative~~ without a separate class vote of the holders of ~~a majority of the total voting power of the outstanding~~
shares of ~~capital stock of the Corporation entitled to vote thereon, voting together as a single class,~~ Common Stock or
Preferred Stock irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto)~~, and no~~
~~vote of the holders of any class of the Common Stock or the Preferred Stock voting separately as a class will be required~~
~~therefor.~~ For the avoidance of doubt, the Corporation does not intend by the foregoing sentence to opt out of the provisions of
Section 242(d) of the DGCL, and intends that Section 242(d) be applicable to the Corporation. Notwithstanding the immediately preceding two sentences, the number of authorized shares of any particular class may not be decreased below the number of shares of such class then outstanding, plus:
(i)in the case of Class A Common Stock, the number of shares of Class A Common Stock issuable in connection with (x) the voluntary exchange or automatic conversion of all outstanding shares of
Class B Common Stock, (y) the redemption (or alternatively, exchange), pursuant to Article XI of the LLC
Agreement, of all Common Units included in all outstanding Class C Paired Interests and Class D Paired
Interests, and (z) the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for Class A Common Stock;
(ii)in the case of Class B Common Stock, the number of shares of Class B Common Stock issuable in connection with the redemption (or alternatively, exchange), pursuant to Article XI of the LLC
Agreement, of all Common Units included in all outstanding Class D Paired Interests; and
(iii)in the case of Class C Common Stock, the number of shares of Class C Common Stock issuable in connection with the voluntary exchange or automatic conversion of all outstanding shares of
Class D Common Stock.
ARTICLE VIII
Section 8.1Limitation on Liability of Directors and Officers.
(i)To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty owed to the Corporation or its stockholders.
(ii)Neither the amendment nor repeal of this Article VIII, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL, any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director or officer of the
Corporation existing at the time of such amendment, repeal, adoption or modification.

2026 PROXY STATEMENT	B-1

Appendix B - Proposed Federal Forum Selection Amendment
Subject to approval by the requisite vote of stockholders of the Company, Section 12.2 of Article VII of the Certificate of
Incorporation would be amended as follows, with additions indicated in green text with underlining and deletions to the
Certificate of Incorporation indicated in red text with ~~strikeouts~~:
Section 12.2Forum.
(i)Unless the Corporation, in writing, selects or consents ~~in writing~~ to the selection of an alternative forum, (1)
any derivative action or proceeding brought on behalf of the Corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, stockholder or employee of the Corporation to the Corporation or the Corporation’s stockholders, (3) any action asserting a claim against the Corporation or any director, officer or stockholder of the Corporation arising pursuant to any provision of the DGCL or this Amended and Restated Certificate of
Incorporation or the Bylaws (as either may be amended and/or restated from time to time), or (4) any action asserting a claim governed by the internal affairs doctrine, shall, to the fullest extent permitted by law, be exclusively brought in the Court of
Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware; provided, however, that the foregoing exclusive forum provision of this Section 12.2(i) shall not apply to any action brought to enforce any liability or duty created by the Exchange Act~~, the Securities Act of 1933, as~~
~~amended,~~ or any other claim for which the federal courts have exclusive jurisdiction. In addition, unless the Corporation, in writing, selects or consents to the selection of an alternative forum, the sole and exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, to the fullest extent permitted by law, shall be the federal district courts of the United States of America.
(ii)To the fullest extent permitted by law, any Person purchasing or otherwise acquiring or holding any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Section 12.2.

TRADEWEB.COM

PRELIMINARY COPY – SUBJECT TO COMPLETION

TRADEWEB MARKETS INC.
245 PARK AVENUE
NEW YORK, NY 10167

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 18, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TW2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 18, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83086-P45616

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRADEWEB MARKETS INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

01) Scott Ganeles
02) Catherine Johnson
03) Daniel Maguire

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PRELIMINARY COPY – SUBJECT TO COMPLETION – DATED MARCH 16, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice & Proxy Statement are available at **www.proxyvote.com**.

V83087-P45616

TRADEWEB MARKETS INC.
Annual Meeting of Stockholders
May 19, 2026 9:00 AM (Eastern Time)
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Douglas Friedman and William Hult, and each of them, each with full power of substitution, as proxies, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock, par value $0.00001 per share, Class B common stock, par value $0.00001 per share, Class C common stock, par value $0.00001 per share, and Class D common stock, par value $0.00001 per share, of Tradeweb Markets Inc. (the “Company”), that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 9:00 AM, Eastern Time, on Tuesday, May 19, 2026, at **www.virtualshareholdermeeting.com/TW2026**, and at any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BY YOU AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS THAT PROPERLY COME BEFORE THE 2026 ANNUAL MEETING OF STOCKHOLDERS AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, ON ANY MATTER WHICH THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE ANNUAL MEETING BY A REASONABLE TIME BEFORE THE PROXY SOLICITATION WAS MADE OR FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE). BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR ALL” NOMINEES AS DIRECTORS LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4 AND "FOR" PROPOSAL 5.

Continued and to be signed on reverse side